                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-10321

                       RIVERSOURCE MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

        50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
              (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 5/31

Date of reporting period: 5/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS AGGRESSIVE GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   25

Statement of Operations............   27

Statements of Changes in Net
  Assets...........................   29

Financial Highlights...............   31

Notes to Financial Statements......   39

Report of Independent Registered
  Public Accounting Firm...........   56

Federal Income Tax Information.....   58

Board Members and Officers.........   59

Approval of Investment Management
  Services Agreement...............   63

Proxy Voting.......................   66




--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Aggressive Growth Fund (the Fund) Class A shares declined
  42.06% (excluding sales charge) for the 12-month period ended May 31, 2009.

> The Fund underperformed its benchmark, the Russell(R) Midcap Growth Index, which declined 35.72% during the same 12-month period.

> The Fund also underperformed its peer group, as represented by the Lipper Mid-
  Cap Growth Funds Index, which fell 35.17% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2009)
--------------------------------------------------------------------------------


                                                               Since
                                                             inception
                                   1 year  3 years  5 years   4/24/03
----------------------------------------------------------------------
RiverSource Partners Aggressive
  Growth Fund Class A (excluding
  sales charge)                   -42.06%   -9.21%   -1.35%    +4.78%
----------------------------------------------------------------------
Russell Midcap Growth Index
  (unmanaged)                     -35.72%   -8.19%   -0.22%    +5.61%
----------------------------------------------------------------------
Lipper Mid-Cap Growth Funds
  Index                           -35.17%   -6.46%   +0.75%    +5.53%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 4/24/03)        -42.06%   -9.21%   -1.35%    +4.78%
-----------------------------------------------------------------------
Class B (inception 4/24/03)        -42.53%   -9.94%   -2.11%    +3.97%
-----------------------------------------------------------------------
Class C (inception 4/24/03)        -42.53%   -9.94%   -2.11%    +3.97%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -41.82%   -8.83%   -0.97%    -1.38%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -42.32%     N/A      N/A    -12.77%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -42.02%     N/A      N/A    -12.42%
-----------------------------------------------------------------------
Class R4 (inception 4/24/03)       -41.81%   -8.91%   -1.08%    +5.04%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -41.83%     N/A      N/A    -12.14%
-----------------------------------------------------------------------

With sales charge
Class A (inception 4/24/03)        -45.39%  -10.98%   -2.51%    +3.76%
-----------------------------------------------------------------------
Class B (inception 4/24/03)        -45.40%  -10.84%   -2.49%    +3.97%
-----------------------------------------------------------------------
Class C (inception 4/24/03)        -43.11%   -9.94%   -2.11%    +3.97%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third* years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

* For Class B shares purchased on or after June 13, 2009, the CDSC percentage for the third year will be 3%.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                    X     MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.




ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total fund    Net fund
                   expenses   expenses(a)
-----------------------------------------
Class A              1.65%       1.23%
-----------------------------------------
Class B              2.43%       2.01%
-----------------------------------------
Class C              2.41%       1.99%
-----------------------------------------
Class I              0.98%       0.78%
-----------------------------------------
Class R2             1.77%       1.58%
-----------------------------------------
Class R3             1.45%       1.33%
-----------------------------------------
Class R4             1.29%       1.08%
-----------------------------------------
Class R5             1.01%       0.83%
-----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the fee by 0.05% for the year ended May 31, 2009), will not exceed 1.28% for Class A, 2.06% for Class B, 2.04% for Class C, 0.83% for Class I, 1.63% for Class R2, 1.38% for Class R3, 1.13% for Class R4 and 0.88% for Class R5.



* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.



--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners Aggressive Growth Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in mid-cap company stocks. The Fund's goal is to provide long-term capital growth. As of May 31, 2009, American Century Investment Management, Inc. (American Century) and Turner Investment Partners, Inc. (Turner) managed approximately 52% and 48% of the Fund's portfolio, respectively.

Dear Shareholders,

RiverSource Partners Aggressive Growth Fund (the Fund) Class A shares declined 42.06% (excluding sales charge) for the 12 months ended May 31, 2009. The Fund underperformed its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which fell 35.72%. The Fund also underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which declined 35.17% during the same period.


SECTOR DIVERSIFICATION(1) (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     20.0%
------------------------------------------------
Consumer Staples                            2.3%
------------------------------------------------
Energy                                     10.5%
------------------------------------------------
Exchanged Traded Fund                       0.5%
------------------------------------------------
Financials                                  7.0%
------------------------------------------------
Health Care                                10.4%
------------------------------------------------
Industrials                                11.7%
------------------------------------------------
Information Technology                     21.0%
------------------------------------------------
Materials                                   9.4%
------------------------------------------------
Telecommunication Services                  4.2%
------------------------------------------------
Utilities                                   1.0%
------------------------------------------------
Other(2)                                    2.0%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of May 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
AMERICAN CENTURY: Poor stock selection in the industrials sector, as well as an overweight allocation and stock selection in the materials sector, accounted largely for our portion of the Fund's underperformance, relative to the benchmark. Stock selection in the information technology and financials sectors also weighed on relative performance. An underweight allocation to the utilities sector partially offset those losses.

In the industrials sector, the portfolio has benefited in past reporting periods from an overweight position in the electrical equipment industry, where we focused on companies involved with alternative energy. During the reporting period, however, these positions collectively detracted from performance amid lower energy prices and shrinking demand for alternative energy. The portfolio also held an overweight stake in the airlines industry. This allocation hurt absolute and relative performance as the group experienced lower demand during the reporting period. Within this industry, an overweight position in ALASKA AIR weighed meaningfully on relative returns.

In the materials sector, an overweight stake in metals and mining companies hindered absolute and relative performance. In particular, steel company CLEVELAND-CLIFFS detracted from portfolio returns. The company,

TOP TEN HOLDINGS (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Express Scripts                             1.4%
------------------------------------------------
Broadcom Cl A                               1.4%
------------------------------------------------
McAfee                                      1.4%
------------------------------------------------
Petrohawk Energy                            1.3%
------------------------------------------------
Southwestern Energy                         1.1%
------------------------------------------------
SBA Communications Cl A                     1.1%
------------------------------------------------
Quanta Services                             1.0%
------------------------------------------------
Weatherford Intl                            1.0%
------------------------------------------------
Cameron Intl                                0.9%
------------------------------------------------
IntercontinentalExchange                    0.9%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



which produces iron ore pellets that it sells to steel manufacturers, has benefited portfolio returns in previous reporting periods. During the reporting period, though, Cleveland-Cliffs' share price fell as demand for steel weakened.

Select holdings in the information technology sector detracted from performance. Semiconductor holding LDK SOLAR, which manufactures silicon wafers, dragged down absolute and relative returns as its share price sank 80%. Within the financials sector, holdings in the capital markets and insurance industries hurt performance.

An underweight allocation to the utilities sector benefited returns. Within the sector, we avoided the independent power producer and electric utility industries altogether, boosting relative performance as these industry groups detracted from benchmark returns.

TURNER: Given the steep decline in the broad equity market, all nine Russell Index sectors posted double digit absolute losses over the period, led by energy, producer durables and utilities. On a relative basis, producer durables and health care detracted the most from our portion of the Fund's performance, while our portfolio's exposure to the financials and consumer staples sectors provided excess returns for the Fund, when compared to the benchmark.

Within the producer durable sector, our portfolio's exposure to freight transportation provider C.H. ROBINSON WORLDWIDE, as well as positions in several home builders, detracted from performance. Partially offsetting some of these losses was our exposure to semiconductor companies, such as KLA-TENCOR and LAM RESEARCH. These holdings were added to our portfolio as part of an effort to identify early cycle companies that we feel will benefit on the front end of an economic recovery. We believe the semiconductor industry has experienced a trough in demand and, as the economy begins to improve, we further believe KLA-Tencor and Lam Research are positioned nicely to ride the likely wave of increased demand in the semiconductor industry. We continue to own homebuilders in our portion of the portfolio and have increased our exposure to semiconductor companies as, in our view, both should respond favorably in a rebounding market.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


A new budget proposal by President Obama with the potential to change the landscape of our health care system gave way to a backdrop of uncertainty, and our portion of the portfolio's health care holdings lagged the benchmark. Strong stock selection within the biotechnology space helped performance as ILLUMINA and MYRIAD GENETICS both produced significant relative gains. Illumina, a maker of tools for genetic analysis, reported better than expected first quarter 2009 earnings, helped by increased revenue despite declining sales among its competitors. The company is a market leader in the high-multiplex genotyping market and next-generation sequencing market and the company expects to grow 20-26% over the next year. Biotech company Myriad Genetics also posted strong first quarter 2009 results, exceeding expectations as a result of increased revenue in their molecular diagnostics business. The company lowered their research and development expenses by discontinuing an Alzheimer's disease program and increased their marketing efforts, specifically targeting women's health and launching a direct-to-consumer marketing campaign. These gains, however, were offset by holdings within the medical specialty industry, which detracted from performance. INTUITIVE SURGICAL, specifically, provided the weakest returns. Intuitive Surgical is a portfolio holding that has performed very well over the long term, but declined sharply during the third and fourth quarter of 2008. A slower economy has created concerns that hospitals will reign in capital spending, which could crimp sales of Intuitive Surgical's da Vinci robotic surgical devices. We continue to hold shares in this company, as we believe da Vinci Surgical Systems have now become a centerpiece in the marketing efforts of many hospitals.

With the credit markets still somewhat frozen and banks slow to lend, the financials sector continues to be an area of concern. Within the financials sector, allocations to real estate investment trusts (REITs) and investment managers were our portion of the portfolio's areas of largest relative outperformance. Within the REIT industry, PUBLIC STORAGE traded higher after Hurricane Ike rolled through the Houston area in September 2008, displacing many from their homes and leading to increased demand for storage sites. The storage provider also benefited from the ongoing housing dislocation as more people used their services. We had concerns, however, regarding the company's ability to generate continued growth, given a protracted downturn in the economy, and sold the stock in the

--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



fourth quarter of 2008. Within the investment manager space, BLACKROCK contributed positively to relative performance as the firm's fixed income products were the recipients of assets moving out of higher risk equities. We sold the stock following a significant run from the market's low in early March.

The consumer staples sector contributed to relative results, primarily from our investment in the premium grocery chain WHOLE FOODS MARKET. In light of current economic conditions, this provider of gourmet and organic products traded higher as a result of cost cutting initiatives such as a reduction in the number of new stores set to open, cutbacks on their capital expenditure budget, and the suspending of its cash dividend. We believe the retailer will be one of the first to benefit from an improving economic environment.

CHANGES TO THE FUND'S PORTFOLIO
AMERICAN CENTURY: We increased our portion of the Fund's weighting in the consumer discretionary sector during the reporting period. We also reduced our exposure to the industrials sector.

TURNER: Our portion of the Fund is sector neutral to the Russell Index and weightings are adjusted accordingly when the Russell Index is reconstituted. However, throughout the period, we made slight modifications to the industry weights within our portion of the Fund's portfolio. Some of the key changes made during the period in the consumer discretionary sector included reductions to our exposure within discount stores and internet retail, and increases to our exposure to the restaurant and hotel industries. In information technology, we reduced our portion of the


  We are optimistic that the stock market will gain momentum as signs become more evident that the economy is improving. -- Turner Investment Partners, Inc.






--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



portfolio's exposure to the internet software and services industry and increased our computer communications and packaged software weightings. Within health care, we reduced our exposure to pharmaceuticals and increased our exposure to health industry services.

OUR FUTURE STRATEGY
AMERICAN CENTURY: Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. Going forward, we expect to hold a relative overweight position in the materials sector, and an underweight allocation to the information technology sector.

TURNER: Based on the current economic environment and the recession that continues to plague the global marketplace, we have focused our portion of the Fund on pure growth companies, early cycle opportunities, and companies focused on gaining market share in their respective industries. We believe companies such as T. ROWE PRICE, GUESS?, and retailer DECKERS OUTDOOR are looking to grow their earnings through new products and services and are run by dynamic management teams. We feel early cycle holdings in the Fund, such as Whole Foods Market Inc. in the consumer staples sector, semiconductor Lam Research Corp. in the information technology sector, and homebuilder PULTE HOMES, within the producer durables sector, will be among the first to rebound from an improving economy. Finally, examples of companies looking to expand on market share within their respective industries include BEST BUY and gaming company WMS INDUSTRIES. We believe this diversified approach has positioned our portion of the portfolio to not only withstand the volatile markets swings that we have seen over the past six months, but to take advantage of opportunities when the equity markets rebound.

We are optimistic that the stock market will gain momentum as signs become more evident that the economy is improving. The recent outperformance of early-cycle stocks, especially technology stocks, is encouraging, as early cyclicals have, in the past, preceded a trough in leading economic indicators. Many stocks have done well amid lingering bleak economic news. In addition, we liken the federal government's continued economic stimulus efforts to a multi-trillion-dollar safety net that we expect will be altered and broadened even further, if necessary, to help renew growth.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(LOGO - AMERICANCENTURY)               (LOGO - TURNER INVESTMENT PARTNERS)
American Century Investment            Turner Investment
Management, Inc.                       Partners, Inc.



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Aggressive Growth Fund Class A shares (from 4/24/03 to 5/31/09) as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    4/24/03
RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,461    $7,054    $8,804    $12,529
-------------------------------------------------------------------------------------------
        Average annual total return                 -45.39%   -10.98%    -2.51%     +3.76%
-------------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)
        Cumulative value of $10,000                  $6,428    $7,738    $9,892    $13,953
-------------------------------------------------------------------------------------------
        Average annual total return                 -35.72%    -8.19%    -0.22%     +5.61%
-------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000                  $6,483    $8,183   $10,379    $13,882
-------------------------------------------------------------------------------------------
        Average annual total return                 -35.17%    -6.46%    +0.75%     +5.53%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND LINE GRAPH)


                     RIVERSOURCE PARTNERS                        LIPPER MID-CAP
                       AGGRESSIVE GROWTH      RUSSELL MIDCAP      GROWTH FUNDS
                         FUND CLASS A         GROWTH INDEX(1)       INDEX(2)
                     --------------------    ---------------    ------------------
4/24/03                    $ 9,425               $10,000              $10,000
5/03                        10,390                11,096               10,954
8/03                        11,726                12,299               12,133
11/03                       12,877                13,381               12,946
2/04                        13,509                14,208               13,524
5/04                        13,413                14,106               13,377
8/04                        12,198                13,216               12,505
11/04                       13,935                14,906               14,171
2/05                        14,709                15,587               14,543
5/05                        14,240                15,597               14,371
8/05                        15,139                16,710               15,498
11/05                       15,861                17,320               16,160
2/06                        17,003                18,330               17,225
5/06                        16,741                18,031               16,966
8/06                        15,879                17,712               16,522
11/06                       17,162                19,550               18,066
2/07                        17,560                20,037               18,601
5/07                        20,112                21,879               20,791
8/07                        20,520                21,133               20,651
11/07                       22,112                21,530               21,692
2/08                        19,499                19,571               19,538
5/08                        21,622                21,706               21,414
8/08                        18,988                19,531               19,319
11/08                       11,516                11,594               11,866
2/09                        10,220                10,606               10,784
5/09                        12,529                13,953               13,882




(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2008   MAY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,087.90        $ 6.04(c)      1.16%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.15        $ 5.84(c)      1.16%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,084.40        $10.08(c)      1.94%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.26        $ 9.75(c)      1.94%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,084.40        $ 9.98(c)      1.92%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.36        $ 9.65(c)      1.92%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,091.60        $ 3.75(c)       .72%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.34        $ 3.63(c)       .72%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,086.20        $ 7.91(c)      1.52%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.35        $ 7.64(c)      1.52%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,087.20        $ 6.61(c)      1.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.60        $ 6.39(c)      1.27%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,090.40        $ 5.42(c)      1.04%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.75        $ 5.24(c)      1.04%
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued)  ---------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2008   MAY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,090.20        $ 3.86(c)       .74%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.24        $ 3.73(c)       .74%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2009: +8.79% for Class A, +8.44% for Class B, +8.44% for Class C, +9.16% for Class I, +8.62% for Class R2, +8.72% for Class R3, +9.04% for Class R4 and +9.02% for Class R5.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.28% for Class A, 2.06% for Class B, 2.04% for Class C, 0.83% for Class I, 1.63% for Class R2, 1.38% for Class R3, 1.13% for Class R4 and 0.88% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2009. Had this change been in place for the entire six month period ended May 31, 2009, the actual expenses paid would have been $5.88 for Class A, $9.93 for Class B, $9.87 for Class C, $3.60 for Class I, $7.75 for Class R2, $6.50 for Class R3, $5.21 for Class R4 and $3.86 for Class R5; the hypothetical expenses paid would have been $5.69 for Class A, $9.60 for Class B, $9.55 for Class C, $3.48 for Class I, $7.49 for Class R2, $6.29 for Class R3, $5.04 for Class R4 and $3.73 for Class R5.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

MAY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.2%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.3%)
BE Aerospace                                             44,071(b)           $655,776
Precision Castparts                                      40,013             3,303,874
                                                                      ---------------
Total                                                                       3,959,650
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.1%)
CH Robinson Worldwide                                    52,007             2,642,996
Expeditors Intl of Washington                            23,566(e)            773,200
                                                                      ---------------
Total                                                                       3,416,196
-------------------------------------------------------------------------------------

AIRLINES (0.2%)
Continental Airlines Cl B                                71,080(b,e)          662,466
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.3%)
Autoliv                                                  33,610(c,e)          933,686
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Harley-Davidson                                          41,096(e)            697,399
-------------------------------------------------------------------------------------

BEVERAGES (0.4%)
Hansen Natural                                           35,740(b,e)        1,310,943
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.7%)
Alexion Pharmaceuticals                                  95,251(b,e)        3,476,662
Myriad Genetics                                          25,040(b)            905,446
United Therapeutics                                      13,180(b,e)        1,056,377
                                                                      ---------------
Total                                                                       5,438,485
-------------------------------------------------------------------------------------

CAPITAL MARKETS (4.7%)
Greenhill & Co                                            6,754(e)            496,419
Janus Capital Group                                     168,516(e)          1,708,752
Jefferies Group                                          58,877(e)          1,273,510
Lazard Cl A                                              39,649(c,e)        1,121,274
Morgan Stanley                                           80,661(e)          2,445,642
Northern Trust                                           40,910(e)          2,358,462
T Rowe Price Group                                       65,460(e)          2,655,711
TD Ameritrade Holding                                   105,458(b)          1,797,004
Waddell & Reed Financial Cl A                            35,673(e)            870,421
                                                                      ---------------
Total                                                                      14,727,195
-------------------------------------------------------------------------------------

CHEMICALS (4.6%)
Agrium                                                   21,676(c)          1,066,893
Airgas                                                   24,370             1,029,876
Celanese Series A                                        93,127             1,910,034
CF Inds Holdings                                         37,350             2,899,853
Ecolab                                                   39,720             1,483,542
Monsanto                                                 18,792             1,543,763
Mosaic                                                   19,725             1,078,958
Scotts Miracle-Gro Cl A                                  45,162(e)          1,549,057
Syngenta                                                  5,077(c)          1,238,611
Terra Inds                                               15,573               432,774
                                                                      ---------------
Total                                                                      14,233,361
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Stericycle                                               15,650(b,e)          782,187
Tetra Tech                                               32,824(b,e)          842,592
                                                                      ---------------
Total                                                                       1,624,779
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.8%)
CommScope                                                22,373(b)            587,068
Corning                                                 163,139             2,398,143
F5 Networks                                              81,190(b,e)        2,578,595
Juniper Networks                                        100,110(b,e)        2,475,720
Riverbed Technology                                      31,580(b,e)          634,442
                                                                      ---------------
Total                                                                       8,673,968
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Western Digital                                          35,727(b)            887,816
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.3%)
AECOM Technology                                         90,409(b,e)        2,884,951
Jacobs Engineering Group                                 18,660(b)            800,514
Quanta Services                                         181,685(b,e)        4,144,235


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CONSTRUCTION & ENGINEERING (CONT.)
Shaw Group                                               29,613(b)           $805,474
URS                                                      32,975(b)          1,585,438
                                                                      ---------------
Total                                                                      10,220,612
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials                                 9,640               785,371
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.8%)
Crown Holdings                                          104,759(b)          2,461,837
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Corinthian Colleges                                      47,241(b,e)          726,567
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.7%)
CME Group                                                 2,804(e)            901,879
IntercontinentalExchange                                 33,155(b,e)        3,573,776
MSCI Cl A                                                41,310(b)            878,664
                                                                      ---------------
Total                                                                       5,354,319
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
PPL                                                      63,060             2,047,558
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
First Solar                                               3,390(b,e)          644,100
Vestas Wind Systems                                      11,314(b,c)          833,610
                                                                      ---------------
Total                                                                       1,477,710
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.6%)
AU Optronics ADR                                        104,948(c,e)        1,090,410
LG.Philips LCD ADR                                       64,808(c,e)          764,086
                                                                      ---------------
Total                                                                       1,854,496
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.3%)
Atwood Oceanics                                          63,998(b,e)        1,693,387
Cameron Intl                                            116,648(b)          3,642,917
Nabors Inds                                             155,781(b,c,e)      2,785,364
Oceaneering Intl                                         24,829(b,e)        1,276,707
Weatherford Intl                                        196,137(b)          4,060,036
                                                                      ---------------
Total                                                                      13,458,411
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Whole Foods Market                                      102,040(e)          1,925,495
-------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Questar                                                  32,570             1,103,797
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Beckman Coulter                                          13,550               734,410
Edwards Lifesciences                                     13,009(b)            830,495
Intuitive Surgical                                        5,510(b,e)          824,737
St. Jude Medical                                         79,997(b)          3,121,482
                                                                      ---------------
Total                                                                       5,511,124
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.7%)
AmerisourceBergen                                        29,530             1,095,563
DaVita                                                   26,570(b)          1,198,573
Express Scripts                                          86,837(b)          5,561,910
Laboratory Corp of America Holdings                      31,220(b)          1,903,171
Medco Health Solutions                                   26,361(b)          1,209,706
Omnicare                                                109,599             2,962,461
UnitedHealth Group                                       27,652               735,543
                                                                      ---------------
Total                                                                      14,666,927
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.6%)
Cerner                                                   29,746(b,e)        1,733,894
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (7.5%)
Boyd Gaming                                              36,368(e)            365,135
Brinker Intl                                             90,021(e)          1,611,376
Cheesecake Factory                                       45,965(b,e)          786,461
Ctrip.com Intl ADR                                       20,433(c,e)          836,731
Darden Restaurants                                       73,554(e)          2,660,448
Intl Game Technology                                     25,716(e)            446,430
Las Vegas Sands                                         151,656(b,e)        1,502,911
Melco PBL Entertainment Macau ADR                        70,581(b,c,e)        424,898
Penn Natl Gaming                                         73,786(b)          2,440,103
PF Chang's China Bistro                                  25,798(b)            823,988
Pinnacle Entertainment                                   70,319(b)            748,897
Royal Caribbean Cruises                                  49,059               738,829
Starwood Hotels & Resorts Worldwide                      95,440(e)          2,335,417
WMS Inds                                                 96,475(b,e)        3,421,968
Wynn Resorts                                             52,741(b,e)        1,954,581
Yum! Brands                                              64,010             2,216,666
                                                                      ---------------
Total                                                                      23,314,839
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HOUSEHOLD DURABLES (2.2%)
DR Horton                                               148,050(e)         $1,363,541
KB Home                                                 106,847             1,602,705
NVR                                                       1,605(b)            794,315
Pulte Homes                                             166,890(e)          1,468,632
Toll Brothers                                            90,588(b,e)        1,683,124
                                                                      ---------------
Total                                                                       6,912,317
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Clorox                                                   13,940(e)            731,014
Energizer Holdings                                       14,560(b)            760,905
                                                                      ---------------
Total                                                                       1,491,919
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.0%)
McDermott Intl                                          134,469(b)          2,954,284
-------------------------------------------------------------------------------------

INSURANCE (0.3%)
Fidelity Natl Financial Cl A                             59,000               822,460
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
NetFlix                                                  20,663(b,e)          814,535
priceline.com                                            12,940(b,e)        1,424,824
                                                                      ---------------
Total                                                                       2,239,359
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.1%)
Digital River                                            25,469(b,e)          971,133
Equinix                                                  11,641(b,e)          866,090
MercadoLibre                                             25,120(b,c)          543,597
NetEase.com ADR                                          57,937(b,c,e)      2,003,461
VeriSign                                                 54,570(b,e)        1,277,484
VistaPrint                                               20,858(b,c,e)        798,653
                                                                      ---------------
Total                                                                       6,460,418
-------------------------------------------------------------------------------------

IT SERVICES (0.9%)
Fiserv                                                   22,690(b)            961,148
Paychex                                                  70,270(e)          1,923,290
                                                                      ---------------
Total                                                                       2,884,438
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.7%)
Illumina                                                 56,400(b,e)        2,070,444
-------------------------------------------------------------------------------------

MACHINERY (2.6%)
Bucyrus Intl                                             44,231(e)          1,268,545
ESCO Technologies                                        19,720(b,e)          801,026
Flowserve                                                16,889             1,242,524
Ingersoll-Rand Cl A                                      35,844(c)            725,124
Joy Global                                               64,097(e)          2,209,424
Parker Hannifin                                          41,390             1,749,141
                                                                      ---------------
Total                                                                       7,995,784
-------------------------------------------------------------------------------------

MARINE (0.5%)
Diana Shipping                                           56,113(c,e)        1,011,717
Genco Shipping & Trading                                 18,404               481,265
                                                                      ---------------
Total                                                                       1,492,982
-------------------------------------------------------------------------------------

MEDIA (0.2%)
DIRECTV Group                                            31,924(b,e)          718,290
-------------------------------------------------------------------------------------

METALS & MINING (3.9%)
Agnico-Eagle Mines                                       16,029(c)            991,554
AK Steel Holding                                         57,059               815,944
Alcoa                                                    84,420(e)            778,352
Allegheny Technologies                                   22,103               782,667
Cliffs Natural Resources                                 30,931               842,870
Companhia Siderurgica Nacional ADR                       53,168(c)          1,303,679
Freeport-McMoRan Copper & Gold                           47,185             2,568,280
Kinross Gold                                             48,163(c)            973,856
Steel Dynamics                                          108,020(e)          1,613,819
United States Steel                                      41,650             1,419,432
                                                                      ---------------
Total                                                                      12,090,453
-------------------------------------------------------------------------------------

MULTILINE RETAIL (3.0%)
Big Lots                                                 35,067(b)            806,892
Dollar Tree                                              56,452(b)          2,527,356
Family Dollar Stores                                     79,261             2,399,230
Kohl's                                                   54,860(b)          2,329,904
Nordstrom                                                64,830(e)          1,276,503
                                                                      ---------------
Total                                                                       9,339,885
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.2%)
Alpha Natural Resources                                  27,140(b,e)          747,707
CONSOL Energy                                            40,650             1,673,154
Continental Resources                                    30,524(b,e)          903,816
Denbury Resources                                        73,390(b)          1,261,574
Petrohawk Energy                                        196,455(b)          4,950,666
Range Resources                                          71,454(e)          3,273,308


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Southwestern Energy                                     101,073(b)         $4,393,643
Ultra Petroleum                                          17,805(b)            806,210
Whiting Petroleum                                        27,341(b,e)        1,281,199
                                                                      ---------------
Total                                                                      19,291,277
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.8%)
Alberto-Culver                                           41,960               975,150
Avon Products                                            57,270(e)          1,521,092
                                                                      ---------------
Total                                                                       2,496,242
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Allergan                                                 37,030             1,634,134
Mylan                                                   110,190(b,e)        1,455,610
                                                                      ---------------
Total                                                                       3,089,744
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.6%)
Equifax                                                  19,050               518,541
Robert Half Intl                                         63,070(e)          1,349,067
                                                                      ---------------
Total                                                                       1,867,608
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Digital Realty Trust                                     28,360(e)          1,014,437
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.3%)
Altera                                                  117,346(e)          1,997,229
ASML Holding                                             77,885(c,e)        1,612,220
Atheros Communications                                   95,620(b,e)        1,602,591
Broadcom Cl A                                           216,134(b,e)        5,507,095
KLA-Tencor                                               64,950(e)          1,753,650
Lam Research                                             75,330(b)          1,972,893
Marvell Technology Group                                147,844(b,c)        1,689,857
Micron Technology                                       286,170(b)          1,448,020
Microsemi                                               121,621(b)          1,637,019
PMC-Sierra                                              470,601(b,e)        3,571,862
Semtech                                                  76,116(b,e)        1,224,706
Silicon Laboratories                                     38,211(b,e)        1,284,654
Teradyne                                                264,045(b,e)        1,887,922
Varian Semiconductor Equipment Associates                48,187(b,e)        1,133,358
Xilinx                                                   42,749(e)            886,614
                                                                      ---------------
Total                                                                      29,209,690
-------------------------------------------------------------------------------------

SOFTWARE (5.1%)
Activision Blizzard                                     136,160(b)          1,644,813
Adobe Systems                                            61,320(b)          1,727,998
BMC Software                                             35,460(b)          1,209,186
Macrovision Solutions                                   108,830(b)          2,456,293
McAfee                                                  137,645(b)          5,399,812
Salesforce.com                                           30,030(b,e)        1,139,639
Shanda Interactive Entertainment ADR                     37,263(b,c,e)      2,147,094
                                                                      ---------------
Total                                                                      15,724,835
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.7%)
Advance Auto Parts                                       38,723(e)          1,649,213
Aeropostale                                              55,146(b,e)        1,909,155
Bed Bath & Beyond                                        27,168(b,e)          763,692
Best Buy                                                 48,268(e)          1,694,207
GUESS?                                                   94,230             2,433,019
O'Reilly Automotive                                      53,466(b,e)        1,927,449
Ross Stores                                              51,628             2,021,752
Urban Outfitters                                        109,000(b,e)        2,225,780
                                                                      ---------------
Total                                                                      14,624,267
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Coach                                                    92,651(b)          2,433,941
Deckers Outdoor                                           1,560(b)             90,418
Warnaco Group                                            17,130(b)            541,308
                                                                      ---------------
Total                                                                       3,065,667
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
Fastenal                                                 30,030(e)            997,597
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.2%)
American Tower Cl A                                      85,796(b)          2,734,319
Leap Wireless Intl                                       20,437(b,e)          766,183
MetroPCS Communications                                 151,267(b,e)        2,591,204
Millicom Intl Cellular                                   19,770(c)          1,200,039
SBA Communications Cl A                                 164,280(b)          4,200,639
Sprint Nextel                                           314,159(b)          1,617,919
                                                                      ---------------
Total                                                                      13,110,303
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $286,459,304)                                                     $305,173,601
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EXCHANGE TRADED FUND (0.5%)
                                                       SHARES                VALUE(a)
iShares Russell 2000 Index Fund                          15,989(e)           $803,767
NASDAQ-100 Shares ETF                                    23,010(e)            815,935
-------------------------------------------------------------------------------------

TOTAL EXCHANGE TRADED FUND
(Cost: $1,425,375)                                                         $1,619,702
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.27%               6,267,942(d)         $6,267,942
-------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $6,267,942)                                                         $6,267,942
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (26.7%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     82,868,414           $82,868,414
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $82,868,414)                                                       $82,868,414
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $377,021,035)(f)                                                  $395,929,659
=====================================================================================





INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MAY 31, 2009



                             CURRENCY TO   CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED   BE RECEIVED   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------
June 2, 2009                     387,954       357,420        $--            $(6,003)
                             Swiss Franc   U.S. Dollar
------------------------------------------------------------------------------------
June 30, 2009                  2,276,943       424,300         --             (7,663)
                            Danish Krone   U.S. Dollar
------------------------------------------------------------------------------------
June 30, 2009                    654,933       601,088         --            (12,521)
                             Swiss Franc   U.S. Dollar
------------------------------------------------------------------------------------
Total                                                         $--           $(26,187)
------------------------------------------------------------------------------------






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2009, the value of foreign securities represented 8.4% of net assets.

(d) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2009.

(e) At May 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(f) At May 31, 2009, the cost of securities for federal income tax purposes was $385,713,670 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $25,141,357
     Unrealized depreciation                         (14,925,368)
     -----------------------------------------------------------
     Net unrealized appreciation                     $10,215,989
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosures relating to the fair valuation of securities for financial statement purposes.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

                                         FAIR VALUE AT MAY 31, 2009
                         ---------------------------------------------------------
                              LEVEL 1        LEVEL 2
                           QUOTED PRICES      OTHER        LEVEL 3
                             IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                            MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION              IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
----------------------------------------------------------------------------------
Investments in
  securities               $393,857,438     $2,072,221       $--      $395,929,659
Other financial
  instruments*                       --        (26,187)       --           (26,187)
----------------------------------------------------------------------------------
Total                      $393,857,438     $2,046,034       $--      $395,903,472
----------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as forwards, which are valued at the unrealized appreciation (depreciation) on the instrument.



--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
MAY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $287,884,679)               306,793,303
  Affiliated money market fund (identified cost $6,267,942)            6,267,942
  Investments of cash collateral received for securities on loan
    (identified cost $82,868,414)                                     82,868,414
--------------------------------------------------------------------------------
Total investments in securities (identified cost $377,021,035)       395,929,659
Capital shares receivable                                                 43,345
Dividends and accrued interest receivable                                213,488
Receivable for investment securities sold                              8,344,564
--------------------------------------------------------------------------------
Total assets                                                         404,531,056
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   254,974
Payable for investment securities purchased                           10,346,962
Payable upon return of securities loaned                              82,868,414
Unrealized depreciation on forward foreign currency contracts             26,187
Accrued investment management services fees                                7,461
Accrued distribution fees                                                 46,965
Accrued transfer agency fees                                               3,218
Accrued administrative services fees                                         503
Accrued plan administration services fees                                     35
Other accrued expenses                                                   137,929
--------------------------------------------------------------------------------
Total liabilities                                                     93,692,648
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 310,838,408
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     507,141
Additional paid-in capital                                           828,516,956
Undistributed net investment income                                        7,612
Accumulated net realized gain (loss)                                (537,082,868)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          18,889,567
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 310,838,408

--------------------------------------------------------------------------------
* Including securities on loan, at value                           $  82,380,459
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- MAY 31, 2009


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $207,169,730           33,798,503                       $6.13(1)
Class B                     $ 30,452,015            5,204,722                       $5.85
Class C                     $  1,762,044              301,006                       $5.85
Class I                     $ 71,268,211           11,379,715                       $6.26
Class R2                    $     75,006               12,246                       $6.12
Class R3                    $     16,916                2,736                       $6.18
Class R4                    $     90,922               14,618                       $6.22
Class R5                    $      3,564                  572                       $6.23
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $6.50. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED MAY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                         2,337,208
Interest                                                                198
Income distributions from affiliated money market fund              120,455
Fee income from securities lending                                  191,657
  Less foreign taxes withheld                                       (13,341)
---------------------------------------------------------------------------
Total income                                                      2,636,177
---------------------------------------------------------------------------
Expenses:
Investment management services fees                               3,280,397
Distribution fees
  Class A                                                           637,734
  Class B                                                           400,332
  Class C                                                            20,799
  Class R2                                                              367
  Class R3                                                               16
Transfer agency fees
  Class A                                                         1,073,857
  Class B                                                           174,900
  Class C                                                             9,071
  Class R2                                                               37
  Class R3                                                                3
  Class R4                                                               73
  Class R5                                                                2
Administrative services fees                                        232,850
Plan administration services fees
  Class R2                                                              183
  Class R3                                                               16
  Class R4                                                              365
Compensation of board members                                        10,979
Custodian fees                                                       90,270
Printing and postage                                                121,100
Registration fees                                                    50,980
Professional fees                                                    35,118
Other                                                                17,874
---------------------------------------------------------------------------
Total expenses                                                    6,157,323
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                               (1,319,659)
  Earnings and bank fee credits on cash balances                     (4,328)
---------------------------------------------------------------------------
Total net expenses                                                4,833,336
---------------------------------------------------------------------------
Investment income (loss) -- net                                  (2,197,159)

---------------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED MAY 31, 2009


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $(167,062,145)
  Foreign currency transactions                                   1,226,575
---------------------------------------------------------------------------
Net realized gain (loss) on investments                        (165,835,570)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    (97,905,763)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          (263,741,333)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(265,938,492)
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                          2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  (2,197,159) $ (5,428,005)
Net realized gain (loss) on investments                             (165,835,570)   59,041,933
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                              (97,905,763)  (10,655,385)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (265,938,492)   42,958,543
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                             (199,746)           --
    Class B                                                              (30,735)           --
    Class C                                                               (1,753)           --
    Class I                                                              (86,852)           --
    Class R2                                                                 (58)           --
    Class R3                                                                  (3)           --
    Class R4                                                                 (86)           --
    Class R5                                                                  (3)           --
  Tax return of capital
    Class A                                                                 (147)           --
    Class B                                                                  (22)           --
    Class C                                                                   (1)           --
    Class I                                                                  (64)           --
----------------------------------------------------------------------------------------------
Total distributions                                                     (319,470)           --

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED MAY 31,                                                          2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  41,147,412  $ 61,688,125
  Class B shares                                                       3,987,999     9,901,863
  Class C shares                                                         627,704     1,699,248
  Class I shares                                                      25,753,710    45,443,338
  Class R2 shares                                                         20,139        90,820
  Class R3 shares                                                         11,926            --
  Class R4 shares                                                        208,026       109,752
Reinvestment of distributions at net asset value
  Class A shares                                                         197,142            --
  Class B shares                                                          30,432            --
  Class C shares                                                           1,566            --
  Class I shares                                                          86,912            --
  Class R2 shares                                                             54            --
  Class R4 shares                                                             82            --
Payments for redemptions
  Class A shares                                                     (59,178,268)  (91,278,824)
  Class B shares                                                     (26,214,609)  (32,665,984)
  Class C shares                                                        (524,237)     (534,369)
  Class I shares                                                     (33,153,250)  (10,657,192)
  Class R3 shares                                                           (728)           --
  Class R4 shares                                                       (265,843)      (19,672)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (47,263,831)  (16,222,895)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (313,521,793)   26,735,648
Net assets at beginning of year                                      624,360,201   597,624,553
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 310,838,408  $624,360,201
----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $       7,612  $    (43,104)
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                $10.59        $9.85        $8.35        $7.29        $6.95
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.04)(b)     (.09)(b)     (.07)        (.06)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         (4.41)         .83         1.73         1.34          .46
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.45)         .74         1.66         1.28          .43
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                        --           --           --           --         (.02)
Distributions from realized gains                     (.01)          --         (.16)        (.22)        (.07)
Tax return of capital                                 (.00)(c)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.01)          --         (.16)        (.22)        (.09)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.13       $10.59        $9.85        $8.35        $7.29
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $207         $398         $400         $418          $25
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.65%        1.65%        1.58%        1.69%        1.97%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     1.26%        1.42%        1.30%        1.38%        1.55%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.59%)       (.89%)       (.71%)       (.77%)       (.90%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               179%         141%         163%         202%         218%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (42.06%)       7.51%       20.14%       17.57%        6.17%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                $10.19        $9.55        $8.17        $7.18        $6.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.09)(b)     (.16)(b)     (.12)        (.12)        (.06)
Net gains (losses) (both realized and
 unrealized)                                         (4.24)         .80         1.66         1.33          .42
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.33)         .64         1.54         1.21          .36
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.01)          --         (.16)        (.22)        (.07)
Tax return of capital                                 (.00)(c)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.01)          --         (.16)        (.22)        (.07)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.85       $10.19        $9.55        $8.17        $7.18
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $30          $81          $97         $119           $7
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.43%        2.41%        2.36%        2.47%        2.75%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.04%        2.19%        2.07%        2.15%        2.34%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.38%)      (1.67%)      (1.48%)      (1.55%)      (1.70%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               179%         141%         163%         202%         218%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (42.53%)       6.70%       19.11%       16.86%        5.29%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.18% for the year ended May 31, 2008.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                $10.19        $9.55        $8.17        $7.18        $6.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.09)(b)     (.16)(b)     (.12)        (.11)        (.07)
Net gains (losses) (both realized and
 unrealized)                                         (4.24)         .80         1.66         1.32          .43
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.33)         .64         1.54         1.21          .36
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.01)          --         (.16)        (.22)        (.07)
Tax return of capital                                 (.00)(c)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.01)          --         (.16)        (.22)        (.07)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.85       $10.19        $9.55        $8.17        $7.18
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2           $3           $2           $2          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.41%        2.41%        2.35%        2.48%        2.75%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.02%        2.19%        2.06%        2.18%        2.35%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.33%)      (1.64%)      (1.47%)      (1.44%)      (1.70%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               179%         141%         163%         202%         218%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (42.53%)       6.70%       19.11%       16.86%        5.29%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.18% for the year ended May 31, 2008.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                $10.77        $9.97        $8.42        $7.32        $6.97
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.04)(b)     (.04)        (.02)          --
Net gains (losses) (both realized and
 unrealized)                                         (4.49)         .84         1.75         1.34          .45
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.50)         .80         1.71         1.32          .45
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                        --           --           --           --         (.03)
Distributions from realized gains                     (.01)          --         (.16)        (.22)        (.07)
Tax return of capital                                 (.00)(c)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.01)          --         (.16)        (.22)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.26       $10.77        $9.97        $8.42        $7.32
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $71         $142          $99          $74          $39
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .98%        1.11%         .96%        1.18%        1.50%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                      .81%         .98%         .91%        1.10%        1.23%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.13%)       (.43%)       (.32%)       (.21%)       (.59%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               179%         141%         163%         202%         218%
--------------------------------------------------------------------------------------------------------------
Total return                                       (41.82%)       8.02%       20.57%       18.04%        6.49%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.97% for the year ended May 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008     2007(b)
Net asset value, beginning of period                $10.62        $9.89        $8.74
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.06)(c)     (.11)(c)     (.06)
Net gains (losses) (both realized and
 unrealized)                                         (4.43)         .84         1.37
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.49)         .73         1.31
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.01)          --         (.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.12       $10.62        $9.89
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.77%        1.94%        1.72%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.59%        1.74%        1.62%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.89%)      (1.13%)      (1.11%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               179%         141%         163%
--------------------------------------------------------------------------------------------------------------
Total return                                       (42.32%)       7.38%       15.23%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008     2007(b)
Net asset value, beginning of period                $10.67        $9.90        $8.74
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.03)(c)     (.08)(c)     (.05)
Net gains (losses) (both realized and
 unrealized)                                         (4.45)         .85         1.37
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.48)         .77         1.32
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.01)          --         (.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.18       $10.67        $9.90
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.45%        1.66%        1.53%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.21%        1.27%        1.37%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.45%)       (.75%)       (.85%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               179%         141%         163%
--------------------------------------------------------------------------------------------------------------
Total return                                       (42.02%)       7.78%       15.35%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                $10.70        $9.91        $8.39        $7.31        $6.96
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.05)(b)     (.05)        (.03)        (.01)
Net gains (losses) (both realized and
 unrealized)                                         (4.45)         .84         1.73         1.33          .45
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.47)         .79         1.68         1.30          .44
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                        --           --           --           --         (.02)
Distributions from realized gains                     (.01)          --         (.16)        (.22)        (.07)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.01)          --         (.16)        (.22)        (.09)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.22       $10.70        $9.91        $8.39        $7.31
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.29%        1.42%        1.31%        1.50%        1.80%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .95%        1.03%        1.13%        1.25%        1.37%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.24%)       (.46%)       (.54%)       (.39%)       (.74%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               179%         141%         163%         202%         218%
--------------------------------------------------------------------------------------------------------------
Total return                                       (41.81%)       7.97%       20.28%       17.79%        6.40%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008     2007(b)
Net asset value, beginning of period                $10.72        $9.93        $8.74
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(c)     (.05)(c)     (.03)
Net gains (losses) (both realized and
 unrealized)                                         (4.47)         .84         1.38
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.48)         .79         1.35
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.01)          --         (.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.23       $10.72        $9.93
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.01%        1.16%        1.02%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .85%        1.02%         .87%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.17%)       (.50%)       (.35%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               179%         141%         163%
--------------------------------------------------------------------------------------------------------------
Total return                                       (41.83%)       7.96%       15.70%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Aggressive Growth Fund (the Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE) and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, re-characterization of REIT distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,247,875 and accumulated net realized loss has been decreased by $762,387,507 resulting in a net reclassification adjustment to decrease paid-in capital by $764,635,382.

The tax character of distributions paid for the years indicated is as follows:

                                         YEAR ENDED MAY 31,
                                   2009                             2008
                   ------------------------------------   -----------------------
                   ORDINARY     LONG-TERM    TAX RETURN   ORDINARY     LONG-TERM
                    INCOME    CAPITAL GAIN   OF CAPITAL    INCOME    CAPITAL GAIN
---------------------------------------------------------------------------------
Class A               $--       $199,746        $147         $--          $--
Class B                --         30,735          22          --           --
Class C                --          1,753           1          --           --
Class I                --         86,852          64          --           --
Class R2               --             58          --          --           --
Class R3               --              3          --          --           --
Class R4               --             86          --          --           --
Class R5               --              3          --          --           --


At May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(528,390,106)
Unrealized appreciation (depreciation)........  $  10,204,417


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and

--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At May 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. See Investments in Derivatives below for more information.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the foreign currency contract is closed.

The risks of foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

The gross notional amount of forward foreign currency contracts was $1 million at May 31, 2009 and the monthly average gross notional contract amount was $6 million for the year ended May 31, 2009.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: 1) the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities and 2) the impact of derivatives transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.



--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2009
------------------------------------------------------------
                                 LIABILITY DERIVATIVES
                          ----------------------------------
                            STATEMENT OF ASSETS
                              AND LIABILITIES
RISK EXPOSURE CATEGORY           LOCATION         FAIR VALUE
------------------------------------------------------------
Foreign exchange
  contracts               Unrealized
                          depreciation on
                          forward foreign
                          currency contracts       $(26,187)
------------------------------------------------------------
TOTAL                                              $(26,187)
------------------------------------------------------------



EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF
OPERATIONS FOR THE YEAR ENDED MAY 31, 2009
------------------------------------------------------------
 AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
                          IN INCOME
------------------------------------------------------------
                                                    FORWARD
                                                   CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
------------------------------------------------------------
Foreign exchange contracts                        $1,198,064
------------------------------------------------------------
TOTAL                                             $1,198,064
------------------------------------------------------------

    CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
              DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------
                                                    FORWARD
                                                   CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
------------------------------------------------------------
Foreign exchange contracts                        $  (76,507)
------------------------------------------------------------
TOTAL                                             $  (76,507)
------------------------------------------------------------


3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $182,474 for the year ended May 31, 2009. The management fee for the year

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


ended May 31, 2009 was 0.84% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc. and Turner Investment Partners, Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's net assets increase. The fee for the year ended May 31, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2009, other expenses paid to this company were $3,211.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's

--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $926,000 and $22,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $214,908 for Class A, $28,154 for Class B and $529 for Class C for the year ended May 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.26%
Class B.............................................  2.04
Class C.............................................  2.02
Class I.............................................  0.81
Class R2............................................  1.59
Class R3............................................  1.21
Class R4............................................  0.95
Class R5............................................  0.85


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $561,503
Class B..........................................    88,124
Class C..........................................     4,657


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................  $  8
Class R3...........................................     8
Class R4...........................................   230


The management fees waived/reimbursed at the Fund level were $665,129.

Under an agreement which was effective until May 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.31%
Class B.............................................  2.08
Class C.............................................  2.07
Class I.............................................  0.86
Class R2............................................  1.66
Class R3............................................  1.41
Class R4............................................  1.16
Class R5............................................  0.91


Effective June 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



performance incentive adjustment, will not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.28%
Class B.............................................  2.06
Class C.............................................  2.04
Class I.............................................  0.83
Class R2............................................  1.63
Class R3............................................  1.38
Class R4............................................  1.13
Class R5............................................  0.88


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred directly by the Fund will vary.

BANK FEE CREDITS
During the year ended May 31, 2009, the Fund's transfer agency fees were reduced by $4,328 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from June 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $84,532 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $704,559,192 and $749,446,626, respectively, for the year ended May 31, 2009. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $62,224 for the year ended May 31, 2009.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                          YEAR ENDED MAY 31, 2009
                                      ISSUED FOR
                                      REINVESTED                       NET
                            SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  4,958,253      35,457     (8,781,408)      (3,787,698)
Class B                    539,075       5,710     (3,243,791)      (2,699,006)
Class C                     87,036         294        (86,996)             334
Class I                  3,719,459      15,328     (5,585,478)      (1,850,691)
Class R2                     2,925          10             --            2,935
Class R3                     2,284          --           (120)           2,164
Class R4                    41,627          15        (45,166)          (3,524)
----------------------------------------------------------------------------------



                                          YEAR ENDED MAY 31, 2008
                                      ISSUED FOR
                                      REINVESTED                       NET
                            SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  5,991,682        --       (9,000,912)      (3,009,230)
Class B                    998,576        --       (3,295,014)      (2,296,438)
Class C                    169,527        --          (55,041)         114,486
Class I                  4,363,848        --       (1,030,333)       3,333,515
Class R2                     8,739        --               --            8,739
Class R4                    10,873        --           (1,904)           8,969
----------------------------------------------------------------------------------


6. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




At May 31, 2009 securities valued at $82,380,459 were on loan, secured by cash collateral of $82,868,414 invested in short-term securities or in cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $166,312 earned from securities lending from Dec. 1, 2008 through May 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $2,845 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $25,345 earned from securities lending from June 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $208,639,703 and $210,209,843, respectively, for the year ended May 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2009, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes the Fund had a capital loss carry-over of $420,383,027 at May 31, 2009, that if not offset by capital gains will expire as follows:

    2010            2011           2012           2017
$315,348,050    $23,741,111    $27,111,944    $54,181,922




--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At May 31, 2009, the Fund had a post-October loss of $108,007,079 that is treated for income tax purposes as occurring on June 1, 2009.

For the year ended May 31, 2009, $763,613,904 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading

--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Aggressive Growth Fund (the Fund) (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners Aggressive Growth Fund of the RiverSource Managers Series, Inc. at May 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2009


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $319,236 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 149 funds, which includes 105 RiverSource funds and 44 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds"). In addition, under the subadvisory agreements (the "Subadvisory Agreements") between RiverSource Investments and each subadviser (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of each of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making these determinations. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management teams. Further, the Board noted the Subadvisers' stronger performance results in the Fund over the long term. Additionally, the Board reviewed the performance of each of the Subadvisers and RiverSource Investments' processes for monitoring the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses,

--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
66  RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2009 ANNUAL REPORT

RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6260 K (7/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS FUNDAMENTAL VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   19

Statement of Operations............   20

Statements of Changes in Net
  Assets...........................   21

Financial Highlights...............   22

Notes to Financial Statements......   27

Report of Independent Registered
  Public Accounting Firm...........   43

Federal Income Tax Information.....   45

Board Members and Officers.........   46

Approval of Investment Management
  Services Agreement...............   50

Proxy Voting.......................   53




--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Fundamental Value Fund (the Fund) Class A shares declined
  33.78% (excluding sales charge) for the 12-month period ended May 31, 2009.

> The Fund underperformed its benchmark, the S&P 500 Index, which declined
  32.57% during the same 12-month period.

> The Fund also underperformed its peer group, as represented by the Lipper
  Large-Cap Core Funds Index, which fell 31.35% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2009)
--------------------------------------------------------------------------------



                                                               Since
                                                             inception
                                   1 year  3 years  5 years   6/18/01
----------------------------------------------------------------------
RiverSource Partners Fundamental
  Value Fund Class A (excluding
  sales charge)                   -33.78%   -8.91%   -1.78%    -0.41%
----------------------------------------------------------------------
S&P 500 Index (unmanaged)         -32.57%   -8.24%   -1.90%    -1.53%
----------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index                           -31.35%   -7.71%   -1.77%    -1.85%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/18/01)        -33.78%   -8.91%   -1.78%    -0.41%
-----------------------------------------------------------------------
Class B (inception 6/18/01)        -34.26%   -9.63%   -2.53%    -1.16%
-----------------------------------------------------------------------
Class C (inception 6/18/01)        -34.24%   -9.59%   -2.51%    -1.10%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -33.47%   -8.61%   -1.41%    -1.82%
-----------------------------------------------------------------------
Class R4 (inception 6/18/01)       -33.64%   -8.62%   -1.52%    -0.19%
-----------------------------------------------------------------------

With sales charge
Class A (inception 6/18/01)        -37.59%  -10.69%   -2.94%    -1.15%
-----------------------------------------------------------------------
Class B (inception 6/18/01)        -37.30%  -10.63%   -2.85%    -1.16%
-----------------------------------------------------------------------
Class C (inception 6/18/01)        -34.85%   -9.59%   -2.51%    -1.10%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third* years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* For Class B shares purchased on or after June 13, 2009, the CDSC percentage for the third year will be 3%.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total fund    Net fund
                   expenses   expenses(a)
-----------------------------------------
Class A              1.33%       1.12%
-----------------------------------------
Class B              2.09%       1.89%
-----------------------------------------
Class C              2.08%       1.88%
-----------------------------------------
Class I              0.79%       0.67%
-----------------------------------------
Class R4             1.11%       0.97%
-----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.03% for the year ended May 31, 2009), will not exceed 1.15% for Class A, 1.92% for Class B, 1.91% for Class C, 0.70% for Class I and 1.00% for Class R4.

* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Davis Selected Advisers, L.P., an independent money management firm, manages RiverSource Partners Fundamental Value Fund's portfolio.

At May 31, 2009, approximately 27% of the Fund's shares were owned in aggregate by affiliated funds of funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Partners Fundamental Value Fund may experience relatively large purchases or redemptions from affiliated funds of funds (see page 36, Class I capital share transactions, for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners Fundamental Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussions beginning on pages 12 and 32.


SECTOR DIVERSIFICATION(1) (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      9.5%
------------------------------------------------
Consumer Staples                           11.3%
------------------------------------------------
Energy                                     18.3%
------------------------------------------------
Financials                                 27.5%
------------------------------------------------
Health Care                                 8.6%
------------------------------------------------
Industrials                                 7.9%
------------------------------------------------
Information Technology                      8.9%
------------------------------------------------
Materials                                   6.2%
------------------------------------------------
Utilities                                   0.2%
------------------------------------------------
Other(2)                                    1.6%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of May 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


Dear Shareholders,

For the 12 months ended May 31, 2009, Class A shares of RiverSource Partners Fundamental Value Fund (the Fund) declined 33.78% (excluding sales charge), underperforming the Fund's benchmark, the S&P 500 Index, which fell 32.57%. The Fund underperformed its peer group, as represented by the Lipper Large-Cap Core Funds Index, which declined 31.35%.

SIGNIFICANT PERFORMANCE FACTORS
All ten sectors of the S&P 500 Index (S&P Index) posted negative returns over the 12-month period ended May 31, 2009.

The Fund had more invested in financial companies than in any other sector, and they had the largest negative impact on the Fund's return. While the Fund's financial companies outperformed the corresponding sector within the S&P Index, the Fund's overall performance was reduced by its substantial overweight in this poorly performing sector. While JULIUS BAER and GOLDMAN SACHS were among the top contributors to performance, AMERICAN INTERNATIONAL GROUP, AMERICAN EXPRESS, MERRILL LYNCH, BERKSHIRE HATHAWAY, and LOEWS were among the top detractors from performance. The Fund no longer owns Merrill Lynch.


TOP TEN HOLDINGS (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Occidental Petroleum                        3.9%
------------------------------------------------
Berkshire Hathaway Cl B                     3.9%
------------------------------------------------
Wells Fargo & Co                            3.6%
------------------------------------------------
Costco Wholesale                            3.4%
------------------------------------------------
Devon Energy                                2.7%
------------------------------------------------
EOG Resources                               2.7%
------------------------------------------------
JPMorgan Chase & Co                         2.5%
------------------------------------------------
American Express                            2.3%
------------------------------------------------
ConocoPhillips                              2.3%
------------------------------------------------
Canadian Natural Resources                  1.9%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Energy companies had the second largest negative impact on performance. The Fund's energy companies underperformed the corresponding sector within the S&P Index and a higher relative weighting in this sector further contributed to the detraction. CONOCOPHILLIPS, DEVON ENERGY, and EOG RESOURCES were among the top detractors from performance.

Relative to the S&P Index, weak stock selection in the consumer staples sector, and a lower relative weighting in the health care sector were also areas of notable detraction.

We have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 15% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund outperformed the S&P Index over the period.

CHANGES TO THE FUND'S PORTFOLIO
Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

Over the past fiscal year there were two changes to the companies comprising the Fund's top 10 holdings. The Fund still owns COMCAST and American International Group, but they are no longer top 10 holdings. At the beginning of the fiscal year WELLS FARGO and CANADIAN NATURAL RESOURCES were both within the top 20 holdings and they have now moved into the top 10. As of May 31, 2009 the Fund's top 10 holdings represented approximately 29% of total portfolio assets.



  We focus deliberately on the future, considering each company's long-term business fundamentals.






--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


OUR FUTURE STRATEGY
We have constructed a portfolio which is quite different in composition from the Index. Our investment strategy is, through extensive research, to seek companies with durable earnings at prices below our estimates of their intrinsic value, and to hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

                             (LOGO - DAVIS ADVISORS)

                          DAVIS SELECTED ADVISERS, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Fundamental Value Fund Class A shares (from 6/18/01 to 5/31/09) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
Results at May 31, 2009

                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/18/01
RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $6,241    $7,124    $8,615     $9,121
-------------------------------------------------------------------------------------------
        Average annual total return                 -37.59%   -10.69%    -2.94%     -1.15%
-------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
        Cumulative value of $10,000                  $6,743    $7,725    $9,084     $8,842
-------------------------------------------------------------------------------------------
        Average annual total return                 -32.57%    -8.24%    -1.90%     -1.53%
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000                  $6,865    $7,861    $9,146     $8,622
-------------------------------------------------------------------------------------------
        Average annual total return                 -31.35%    -7.71%    -1.77%     -1.85%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND LINE GRAPH)

                     RIVERSOURCE PARTNERS
                       FUNDAMENTAL VALUE
                          FUND CLASS                               LIPPER LARGE-CAP
                          A (INCLUDES             S&P 500             CORE FUNDS
                         SALES CHARGE)            INDEX(1)             INDEX(2)
                     --------------------    -----------------    -----------------
6/18/01                      $9,425               $10,000              $10,000
8/01                          8,931                 9,406                9,365
11/01                         9,030                 9,487                9,438
2/02                          8,698                 9,249                9,237
5/02                          8,797                 8,948                8,986
8/02                          7,789                 7,713                7,808
11/02                         7,769                 7,921                7,937
2/03                          7,239                 7,151                7,224
5/03                          8,208                 8,227                8,201
8/03                          8,485                 8,644                8,574
11/03                         9,256                 9,115                8,953
2/04                         10,236                 9,906                9,628
5/04                          9,979                 9,735                9,424
8/04                          9,959                 9,635                9,260
11/04                        10,553                10,288                9,853
2/05                         11,052                10,598               10,117
5/05                         10,833                10,538               10,025
8/05                         11,191                10,845               10,322
11/05                        11,728                11,158               10,711
2/06                         11,927                11,488               10,994
5/06                         12,067                11,448               10,966
8/06                         12,326                11,808               11,210
11/06                        13,243                12,745               12,059
2/07                         13,389                12,862               12,166
5/07                         14,573                14,055               13,236
8/07                         13,950                13,594               12,854
11/07                        14,220                13,728               13,064
2/08                         13,068                12,399               11,912
5/08                         13,772                13,114               12,560
8/08                         12,340                12,080               11,569
11/08                         8,500                 8,498                8,031
2/09                          6,687                 7,027                6,810
5/09                          9,121                 8,842                8,622




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2008   MAY 31, 2009  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,073.00        $5.12(c)        .99%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.00        $4.99(c)        .99%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,069.40        $9.03(c)       1.75%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.21        $8.80(c)       1.75%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,072.20        $9.04(c)       1.75%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.21        $8.80(c)       1.75%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,077.10        $3.11(c)        .60%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.94        $3.02(c)        .60%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,075.50        $4.66(c)        .90%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.44        $4.53(c)        .90%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2009: +7.30% for Class A, +6.94% for Class B, +7.22% for Class C, +7.71% for Class I and +7.55% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.15% for Class A, 1.92% for Class B, 1.91% for Class C, 0.70% for Class I and 1.00% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2009. Had this change been in place for the entire six month period ended May 31, 2009, the actual expenses paid would have been $5.22 for Class A, $9.18 for Class B, $9.14 for Class C, $2.90 for Class I and $4.45 for Class R4; the hypothetical expenses paid would have been $5.09 for Class A, $8.95 for Class B, $8.90 for Class C, $2.82 for Class I and $4.33 for Class R4.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.4%)
ISSUER                                                 SHARES                VALUE(a)
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service Cl B                              55,400(f)          $2,833,156
-------------------------------------------------------------------------------------

AUTOMOBILES (0.8%)
Harley-Davidson                                        257,590(f)           4,371,302
-------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Diageo ADR                                             145,560(c)           7,941,754
Heineken Holding                                       175,690(c)           5,323,825
                                                                      ---------------
Total                                                                      13,265,579
-------------------------------------------------------------------------------------

CAPITAL MARKETS (4.4%)
Bank of New York Mellon                                366,000             10,167,480
Goldman Sachs Group                                     21,670              3,132,832
Julius Baer Holding                                    251,800(c)          10,687,322
                                                                      ---------------
Total                                                                      23,987,634
-------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Monsanto                                                38,800              3,187,420
Potash Corp of Saskatchewan                              7,345(c)             850,845
                                                                      ---------------
Total                                                                       4,038,265
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.3%)
Wells Fargo & Co                                       914,163             23,311,157
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.0%)
Iron Mountain                                          403,556(b,f)        10,996,901
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.6%)
Cisco Systems                                          186,600(b)           3,452,100
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.2%)
Hewlett-Packard                                        192,670              6,618,215
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.6%)
Martin Marietta Materials                               69,700(f)           5,678,459
Vulcan Materials                                        69,910(f)           3,096,314
                                                                      ---------------
Total                                                                       8,774,773
-------------------------------------------------------------------------------------

CONSUMER FINANCE (2.8%)
American Express                                       610,760(f)          15,177,386
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.2%)
Sealed Air                                             590,262(f)          11,811,143
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
H&R Block                                              199,000(f)           2,905,400
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.8%)
JPMorgan Chase & Co                                    434,890(f)          16,047,441
Moody's                                                169,630(f)           4,646,166
                                                                      ---------------
Total                                                                      20,693,607
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
ABB ADR                                                 62,890(c,f)         1,035,169
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Agilent Technologies                                   260,220(b)           4,743,811
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Transocean                                              62,244(b,c)         4,947,153
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.3%)
Costco Wholesale                                       460,950(f)          22,365,293
CVS Caremark                                           403,961             12,038,038
                                                                      ---------------
Total                                                                      34,403,331
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.3%)
Hershey                                                 38,890              1,369,706
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Becton Dickinson & Co                                   55,600              3,763,008
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.0%)
Cardinal Health                                        120,550              4,309,663
Express Scripts                                         92,130(b)           5,900,926
Laboratory Corp of America Holdings                     21,400(b,f)         1,304,544
UnitedHealth Group                                     181,030              4,815,398
                                                                      ---------------
Total                                                                      16,330,531
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HOUSEHOLD DURABLES (0.3%)
Garmin                                                  36,100(c,f)          $753,768
Hunter Douglas                                          26,807(c)           1,070,310
                                                                      ---------------
Total                                                                       1,824,078
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)
Procter & Gamble                                       148,900              7,733,866
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES                                                     95,400(b)             953,046
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
Tyco Intl                                              151,861(c)           4,192,882
-------------------------------------------------------------------------------------

INSURANCE (11.0%)
American Intl Group                                    321,100(f)             542,659
Berkshire Hathaway Cl B                                  8,547(b,f)        25,401,683
Hartford Financial Services Group                      116,300(f)           1,667,742
Loews                                                  441,900             11,953,395
Markel                                                   1,630(b,f)           464,550
NIPPONKOA Insurance                                    183,000(c)           1,078,078
Principal Financial Group                               49,800              1,105,560
Progressive                                            748,220(b)          12,068,788
Sun Life Financial                                      29,920(c)             789,290
Transatlantic Holdings                                 131,325(f)           5,083,591
                                                                      ---------------
Total                                                                      60,155,336
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.6%)
Amazon.com                                              31,640(b,f)         2,467,604
Liberty Media -- Interactive Cl A                      129,600(b,e)           759,456
                                                                      ---------------
Total                                                                       3,227,060
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.7%)
eBay                                                    77,550(b,f)         1,366,431
Google Cl A                                             18,642(b)           7,778,002
                                                                      ---------------
Total                                                                       9,144,433
-------------------------------------------------------------------------------------

IT SERVICES (0.3%)
Visa Cl A                                               21,640(f)           1,465,244
-------------------------------------------------------------------------------------

MACHINERY (0.3%)
PACCAR                                                  49,460(f)           1,476,381
-------------------------------------------------------------------------------------

MARINE (1.0%)
China Shipping Development Series H                  1,432,000(c)           2,154,429
Kuehne & Nagel Intl                                     40,458(c,f)         3,170,974
                                                                      ---------------
Total                                                                       5,325,403
-------------------------------------------------------------------------------------

MEDIA (4.9%)
Comcast Special Cl A                                   660,320(f)           8,584,160
Grupo Televisa ADR                                     298,000(c,f)         5,298,440
Liberty Entertainment Series A                         103,784(b,e)         2,507,421
News Corp Cl A                                         637,070(f)           6,230,545
Walt Disney                                            165,300(f)           4,003,566
                                                                      ---------------
Total                                                                      26,624,132
-------------------------------------------------------------------------------------

METALS & MINING (0.8%)
BHP Billiton                                           109,700(c)           2,628,963
Rio Tinto                                               39,100(c)           1,781,181
                                                                      ---------------
Total                                                                       4,410,144
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (17.4%)
Canadian Natural Resources                             207,600(c)          12,406,176
China Coal Energy Series H                           4,115,100(c)           4,996,888
ConocoPhillips                                         329,316             15,095,845
Devon Energy                                           278,600(f)          17,618,664
EOG Resources                                          237,900             17,411,901
Occidental Petroleum                                   380,570             25,540,053
OGX Petroleo e Gas Participacoes                         3,200(c)           1,585,358
                                                                      ---------------
Total                                                                      94,654,885
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Sino-Forest Cl A                                       345,310(b,c)         4,017,443
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.0%)
Johnson & Johnson                                      150,400              8,296,064
Merck & Co                                             171,200(f)           4,721,696
Pfizer                                                 302,800              4,599,532
Schering-Plough                                        382,700              9,337,880
                                                                      ---------------
Total                                                                      26,955,172
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (1.4%)
Dun & Bradstreet                                        93,900(f)           7,680,081
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
Brookfield Asset Management Cl A                       134,300(c)          $2,362,337
Hang Lung Group                                        825,000(c,f)         3,770,406
                                                                      ---------------
Total                                                                       6,132,743
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Texas Instruments                                      490,060(f)           9,507,164
-------------------------------------------------------------------------------------

SOFTWARE (2.5%)
Activision Blizzard                                    260,300(b)           3,144,424
Microsoft                                              489,300             10,221,477
                                                                      ---------------
Total                                                                      13,365,901
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.6%)
Bed Bath & Beyond                                      198,620(b,f)         5,583,208
CarMax                                                 272,800(b,f)         3,058,088
                                                                      ---------------
Total                                                                       8,641,296
-------------------------------------------------------------------------------------

TOBACCO (0.9%)
Philip Morris Intl                                     112,950              4,816,188
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.7%)
China Merchants Holdings Intl                        2,311,597(c)           7,200,257
COSCO Pacific                                        1,476,200(c)           2,032,266
                                                                      ---------------
Total                                                                       9,232,523
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $562,987,738)                                                     $530,364,728
-------------------------------------------------------------------------------------






BONDS (1.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (0.8%)
Harley-Davidson Sr Unsecured
 02-01-14                            15.00%          $4,000,000            $4,217,440
-------------------------------------------------------------------------------------

PAPER (0.2%)
Sino-Forest Cv
 08-01-13                             5.00            1,221,000(c,d,g)        961,855
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $5,221,000)                                                         $5,179,295
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.6%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.27%              8,730,039(h)          $8,730,039
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $8,730,039)                                                         $8,730,039
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (19.7%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime
 Money Market Fund                                107,238,632            $107,238,632
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $107,238,632)                                                     $107,238,632
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $684,177,409)(i)                                                  $651,512,694
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2009, the value of foreign securities represented 17.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the value of these securities amounted to $961,855 or 0.2% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) At May 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). The aggregate value of such securities at May 31, 2009, was $961,855 representing 0.18% of net assets. Information concerning such security holdings at May 31, 2009, is as follows:

                                          ACQUISITION
     SECURITY                                DATES            COST
     ----------------------------------------------------------------
     Sino-Forest Cv*
       5.00% 2013                           07-17-08       $1,221,000


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2009.

(i) At May 31, 2009, the cost of securities for federal income tax purposes was $684,281,341 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $83,158,009
     Unrealized depreciation                         (115,926,656)
     ------------------------------------------------------------
     Net unrealized depreciation                     $(32,768,647)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosures relating to the fair valuation of securities for financial statement purposes.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

                                         FAIR VALUE AT MAY 31, 2009
                         ---------------------------------------------------------
                              LEVEL 1        LEVEL 2
                           QUOTED PRICES      OTHER        LEVEL 3
                             IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                            MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION              IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
----------------------------------------------------------------------------------
Investments in
  securities               $588,032,325    $63,480,369       $--      $651,512,694




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MAY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $568,208,738)             $ 535,544,023
  Affiliated money market fund (identified cost $8,730,039)            8,730,039
  Investments of cash collateral received for securities on loan
    (identified cost $107,238,632)                                   107,238,632
--------------------------------------------------------------------------------
Total investments in securities (identified cost $684,177,409)       651,512,694
Capital shares receivable                                                138,317
Dividends and accrued interest receivable                              1,498,266
Receivable for investment securities sold                                203,495
--------------------------------------------------------------------------------
Total assets                                                         653,352,772
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   726,157
Payable for investment securities purchased                              714,548
Payable upon return of securities loaned                             107,238,632
Accrued investment management services fees                               10,692
Accrued distribution fees                                                 78,808
Accrued transfer agency fees                                               3,383
Accrued administrative services fees                                         876
Accrued plan administration services fees                                     31
Other accrued expenses                                                   111,369
--------------------------------------------------------------------------------
Total liabilities                                                    108,884,496
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 544,468,276
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $   1,473,084
Additional paid-in capital                                           670,578,843
Undistributed net investment income                                    5,895,213
Accumulated net realized gain (loss)                                (100,812,730)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (32,666,134)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 544,468,276
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 106,146,187
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $319,303,984           86,102,190                       $3.71(1)
Class B                     $ 68,807,426           19,386,443                       $3.55
Class C                     $  8,381,816            2,350,575                       $3.57
Class I                     $147,813,699           39,425,906                       $3.75
Class R4                    $    161,351               43,267                       $3.73
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $3.94. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  19

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MAY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  12,470,987
Interest                                                                 247,176
Income distributions from affiliated money market fund                   305,538
Fee income from securities lending                                       352,355
  Less foreign taxes withheld                                           (140,265)
--------------------------------------------------------------------------------
Total income                                                          13,235,791
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    4,416,792
Distribution fees
  Class A                                                              1,016,187
  Class B                                                                892,153
  Class C                                                                 98,358
Transfer agency fees
  Class A                                                              1,106,747
  Class B                                                                256,883
  Class C                                                                 27,766
  Class R4                                                                   203
Administrative services fees                                             374,303
Plan administration services fees -- Class R4                              1,016
Compensation of board members                                             18,142
Custodian fees                                                            71,960
Printing and postage                                                     117,650
Registration fees                                                         46,697
Professional fees                                                         41,030
Other                                                                     22,548
--------------------------------------------------------------------------------
Total expenses                                                         8,508,435
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (1,252,508)
  Earnings and bank fee credits on cash balances                          (4,574)
--------------------------------------------------------------------------------
Total net expenses                                                     7,251,353
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        5,984,438
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (100,145,850)
  Foreign currency transactions                                          (75,110)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (100,220,960)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (239,499,954)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (339,720,914)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(333,736,476)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                          2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   5,984,438  $    4,453,353
Net realized gain (loss) on investments                             (100,220,960)     78,062,582
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (239,499,954)   (147,895,302)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (333,736,476)    (65,379,367)
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (1,041,638)     (5,328,749)
    Class I                                                             (858,042)     (1,113,892)
    Class R4                                                              (2,901)        (10,246)
  Net realized gain
    Class A                                                          (24,521,677)    (57,660,342)
    Class B                                                           (5,531,725)    (15,547,462)
    Class C                                                             (619,008)     (1,374,710)
    Class I                                                           (8,224,629)     (7,855,870)
    Class R4                                                             (24,624)        (74,836)
------------------------------------------------------------------------------------------------
Total distributions                                                  (40,824,244)    (88,966,107)
------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                      59,265,191      77,701,207
  Class B shares                                                       7,041,519      10,928,237
  Class C shares                                                       1,477,547       1,560,350
  Class I shares                                                      50,162,453      76,186,314
  Class R4 shares                                                          6,000          49,185
Reinvestment of distributions at net asset value
  Class A shares                                                      25,021,488      61,212,166
  Class B shares                                                       5,443,975      15,301,750
  Class C shares                                                         608,990       1,353,701
  Class I shares                                                       9,082,391       8,969,184
  Class R4 shares                                                         26,931          83,875
Payments for redemptions
  Class A shares                                                    (164,483,712)   (202,901,003)
  Class B shares                                                     (49,473,967)    (93,092,291)
  Class C shares                                                      (3,273,415)     (4,511,172)
  Class I shares                                                      (6,819,708)     (5,067,202)
  Class R4 shares                                                       (344,647)       (273,992)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (66,258,964)    (52,499,691)
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (440,819,684)   (206,845,165)
Net assets at beginning of year                                      985,287,960   1,192,133,125
------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 544,468,276  $  985,287,960
------------------------------------------------------------------------------------------------
Undistributed net investment income                                $   5,895,213  $    1,890,587
------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $6.06        $7.02        $6.05        $5.45        $5.04
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .04(b)       .04(b)       .03          .02          .01
Net gains (losses) (both realized and
 unrealized)                                         (2.11)        (.42)        1.21          .60          .42
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.07)        (.38)        1.24          .62          .43
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)        (.05)        (.02)        (.02)        (.02)
Distributions from realized gains                     (.27)        (.53)        (.25)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.28)        (.58)        (.27)        (.02)        (.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.71        $6.06        $7.02        $6.05        $5.45
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $319         $648         $823         $741         $641
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.33%        1.27%        1.18%        1.26%        1.30%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.10%        1.20%        1.13%        1.26%        1.30%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .97%         .55%         .67%         .46%         .58%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                19%          14%          12%          20%           2%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (33.78%)      (5.49%)      20.76%       11.38%        8.57%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $5.84        $6.79        $5.89        $5.32        $4.94
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)      (.01)(b)     (.01)        (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (2.03)        (.41)        1.16          .59          .40
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.02)        (.42)        1.15          .57          .38
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.27)        (.53)        (.25)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.55        $5.84        $6.79        $5.89        $5.32
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $69         $162         $258         $281         $294
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.09%        2.02%        1.95%        2.03%        2.06%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.87%        1.96%        1.89%        2.03%        2.06%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .19%        (.23%)       (.11%)       (.30%)       (.20%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                19%          14%          12%          20%           2%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (34.26%)      (6.27%)      19.76%       10.71%        7.69%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $5.87        $6.82        $5.91        $5.34        $4.96
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)      (.01)(b)     (.01)        (.01)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (2.04)        (.41)        1.17          .58          .40
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.03)        (.42)        1.16          .57          .38
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.27)        (.53)        (.25)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.57        $5.87        $6.82        $5.91        $5.34
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $8          $15          $20          $18          $17
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.08%        2.02%        1.94%        2.03%        2.07%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.86%        1.96%        1.89%        2.03%        2.07%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .22%        (.21%)       (.09%)       (.31%)       (.20%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                19%          14%          12%          20%           2%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (34.24%)      (6.24%)      19.87%       10.67%        7.66%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $6.12        $7.09        $6.11        $5.49        $5.07
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06(b)       .06(b)       .06          .04          .02
Net gains (losses) (both realized and
 unrealized)                                         (2.14)        (.42)        1.20          .62          .44
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.08)        (.36)        1.26          .66          .46
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)        (.08)        (.03)        (.04)        (.04)
Distributions from realized gains                     (.27)        (.53)        (.25)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.29)        (.61)        (.28)        (.04)        (.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.75        $6.12        $7.09        $6.11        $5.49
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $148         $159          $91          $86          $38
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .79%         .86%         .76%         .83%         .85%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .69%         .84%         .76%         .83%         .85%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.42%         .91%        1.05%         .91%        1.10%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                19%          14%          12%          20%           2%
--------------------------------------------------------------------------------------------------------------
Total return                                       (33.47%)      (5.20%)      21.04%       11.96%        8.99%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $6.11        $7.06        $6.08        $5.47        $5.06
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .05(b)       .06(b)       .05          .03          .02
Net gains (losses) (both realized and
 unrealized)                                         (2.13)        (.41)        1.21          .61          .42
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.08)        (.35)        1.26          .64          .44
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.03)        (.07)        (.03)        (.03)        (.03)
Distributions from realized gains                     (.27)        (.53)        (.25)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.30)        (.60)        (.28)        (.03)        (.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.73        $6.11        $7.06        $6.08        $5.47
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--           $1           $1           $1           $1
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.11%        1.14%        1.03%        1.09%        1.13%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .80%         .83%         .96%        1.09%        1.13%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.24%         .91%         .87%         .64%         .79%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                19%          14%          12%          20%           2%
--------------------------------------------------------------------------------------------------------------
Total return                                       (33.64%)      (4.97%)      20.99%       11.65%        8.70%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Fundamental Value Fund (the Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares. At May 31, 2009, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE) and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which

--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




approximates fair value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At May 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2009 was $961,855 representing 0.18% of net assets. Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $77,231 and accumulated net realized loss has been decreased by $77,231.

The tax character of distributions paid for the years indicated is as follows:

                                         YEAR ENDED MAY 31,
                                   2009                      2008
                         ------------------------  ------------------------
                          ORDINARY     LONG-TERM    ORDINARY     LONG-TERM
                           INCOME    CAPITAL GAIN    INCOME    CAPITAL GAIN
---------------------------------------------------------------------------
Class A                  $1,044,896   $24,518,419  $8,274,241   $54,714,850
Class B                         734     5,530,991     794,873    14,752,589
Class C                         527       618,481      67,905     1,306,805
Class I                     859,135     8,223,536   1,515,243     7,454,519
Class R4                      2,905        24,620      14,069        71,013


At May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   5,903,702
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(100,708,798)
Unrealized appreciation (depreciation)........  $ (32,778,555)


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses

--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At May 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. See Investments in Derivatives below for more information.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

2. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the foreign currency contract is closed.

The risks of foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. At May 31, 2009, and during the year then ended, the Fund had no outstanding forward foreign currency contracts.

3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum

--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $190,097 for the year ended May 31, 2009. The management fee for the year ended May 31, 2009 was 0.69% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. (Davis) to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Davis to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's net assets increase. The fee for the year ended May 31, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2009, other expenses paid to this company were $5,351.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication, and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,745,000 and $102,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $419,444 for Class A, $74,613 for Class B and $910 for Class C for the year ended May 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.10%
Class B.............................................  1.87
Class C.............................................  1.86
Class I.............................................  0.69
Class R4............................................  0.80




--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $534,623
Class B..........................................   121,069
Class C..........................................    12,936


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $887


The management fees waived/reimbursed at the Fund level were $582,993.

Under an agreement which was effective until May 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.13%
Class B.............................................  1.89
Class C.............................................  1.89
Class I.............................................  0.74
Class R4............................................  1.04


Effective June 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.15%
Class B.............................................  1.92
Class C.............................................  1.91
Class I.............................................  0.70
Class R4............................................  1.00


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

BANK FEE CREDITS
During the year ended May 31, 2009, the Fund's transfer agency fees were reduced by $4,574 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from June 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $55,017 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $119,224,720 and $183,883,138, respectively, for the year ended May 31, 2009. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED MAY 31, 2009
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                13,618,681     7,380,975   (41,911,283)     (20,911,627)
Class B                 1,735,572     1,669,929   (11,744,698)      (8,339,197)
Class C                   392,360       186,235      (862,256)        (283,661)
Class I                12,762,930     2,655,670    (1,928,496)      13,490,104
Class R4                    1,817         7,898       (90,373)         (80,658)
----------------------------------------------------------------------------------


                                         YEAR ENDED MAY 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                11,753,826    10,018,347   (31,954,435)     (10,182,262)
Class B                 1,785,311     2,589,128   (14,617,989)     (10,243,550)
Class C                   253,568       227,896      (727,230)        (245,766)
Class I                12,423,847     1,453,677      (755,817)      13,121,707
Class R4                    7,043        13,638       (44,758)         (24,077)
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



6. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At May 31, 2009, securities valued at $106,146,187 were on loan, secured by cash collateral of $107,238,632 invested in short-term securities or in cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $216,542 earned from securities lending from Dec. 1, 2008 through May 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $1,693 through Nov. 30, 2008 and are

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $135,813 earned from securities lending from June 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $113,153,936 and $176,436,662, respectively, for the year ended May 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the

--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $26,053,833 at May 31, 2009 that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At May 31, 2009, the Fund had a post-October loss of $74,654,965 that is treated for income tax purposes as occurring on June 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman

--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Fundamental Value Fund (the Fund) (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners Fundamental Value Fund of the RiverSource Managers Series, Inc. at May 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2009


--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................    100.00%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $38,916,047 to be taxed as long-term capital gain




The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 149 funds, which includes 105 RiverSource funds and 44 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  49

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds"). In addition, under the subadvisory agreement (the "Subadvisory Agreement") between RiverSource Investments and Davis Selected Advisers, L.P. (the "Subadviser"), the Subadviser performs portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of each of the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making these determinations. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadviser: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered

--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and the Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and the Subadviser, were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved. Additionally, the Board reviewed the performance of the Subadviser and RiverSource Investments' processes for monitoring the Subadviser. The Board considered, in particular, management's rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements for an additional annual period.


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2009 ANNUAL REPORT  53

RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6236 M (7/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS SELECT VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS SELECT VALUE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF
CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   21

Statement of Operations............   22

Statements of Changes in Net
  Assets...........................   23

Financial Highlights...............   24

Notes to Financial Statements......   29

Report of Independent Registered
  Public Accounting Firm...........   43

Federal Income Tax Information.....   45

Board Members and Officers.........   46

Approval of Investment Management
  Services Agreement...............   50

Proxy Voting.......................   53




--------------------------------------------------------------------------------
                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Select Value Fund (the Fund) Class A shares declined
  33.41% (excluding sales charge) for the 12-month period ended May 31, 2009.

> The Fund outperformed its benchmark, the Russell Midcap(R) Value Index, which declined 36.84% during the same 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper Mid-
  Cap Value Funds Index, which fell 33.68% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2009)
--------------------------------------------------------------------------------


                                                              Since
                                                            inception
                                  1 year  3 years  5 years    3/8/02
---------------------------------------------------------------------
RiverSource Partners Select
  Value Fund Class A (excluding
  sales charge)                  -33.41%   -8.27%   -1.07%    +1.77%
---------------------------------------------------------------------
Russell Midcap Value Index
  (unmanaged)                    -36.84%  -10.95%   +0.23%    +2.80%
---------------------------------------------------------------------
Lipper Mid-Cap Value Funds
  Index                          -33.68%   -8.65%   -0.05%    +2.21%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 3/8/02)         -33.41%   -8.27%   -1.07%    +1.77%
-----------------------------------------------------------------------
Class B (inception 3/8/02)         -33.92%   -9.00%   -1.85%    +1.00%
-----------------------------------------------------------------------
Class C (inception 3/8/02)         -33.97%   -8.99%   -1.84%    +1.00%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -33.19%   -7.96%   -0.69%    -1.20%
-----------------------------------------------------------------------
Class R4 (inception 3/8/02)        -33.26%   -8.06%   -0.85%    +1.99%
-----------------------------------------------------------------------

With sales charge
Class A (inception 3/8/02)         -37.24%  -10.07%   -2.24%    +0.94%
-----------------------------------------------------------------------
Class B (inception 3/8/02)         -37.20%   -9.70%   -2.07%    +1.00%
-----------------------------------------------------------------------
Class C (inception 3/8/02)         -34.62%   -8.99%   -1.84%    +1.00%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third* years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* For Class B shares purchased on or after June 13, 2009, the CDSC percentage for the third year will be 3%.


--------------------------------------------------------------------------------
                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
   X                      MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total fund    Net fund
                   expenses   expenses(a)
-----------------------------------------
Class A              1.76%       1.38%
-----------------------------------------
Class B              2.52%       2.15%
-----------------------------------------
Class C              2.52%       2.14%
-----------------------------------------
Class I              1.16%       0.93%
-----------------------------------------
Class R4             1.51%       1.23%
-----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.10% for the year ended May 31, 2009), will not exceed 1.28% for Class A, 2.05% for Class B, 2.04% for Class C, 0.83% for Class I and 1.13% for Class R4.

* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



RiverSource Partners Select Value Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets primarily in mid-cap company stocks. The Fund's goal is to provide long-term capital growth. As of May 31, 2009, Systematic Financial Management, L.P. (Systematic) managed approximately 52% of the Fund's portfolio and WEDGE Capital Management, L.L.P. (WEDGE) managed approximately 48% of the Fund's portfolio.

Dear Shareholders,

RiverSource Partners Select Value Fund (the Fund) Class A shares (excluding sales charge) decreased 33.41% for the 12-months ended May 31, 2009, outperforming its benchmark, the Russell Midcap(R) Value Index (Russell Index), which fell 36.84%. The Fund also outperformed, to a slight degree, its peer group, as represented by the Lipper Mid-Cap Value Funds Index, which decreased 33.68% for the same time frame.


SECTOR DIVERSIFICATION(1) (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     11.9%
------------------------------------------------
Consumer Staples                            6.2%
------------------------------------------------
Energy                                      5.7%
------------------------------------------------
Financials                                 25.6%
------------------------------------------------
Health Care                                 6.5%
------------------------------------------------
Industrials                                11.5%
------------------------------------------------
Information Technology                      9.4%
------------------------------------------------
Materials                                   8.1%
------------------------------------------------
Telecommunication Services                  2.0%
------------------------------------------------
Utilities                                  11.3%
------------------------------------------------
Other(2)                                    1.8%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of May 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
SYSTEMATIC: Our portion of the Fund's outperformance, relative to the benchmark Russell Index, was driven by both sector allocation and stock selection. Underweight positions, relative to the benchmark, in consumer cyclicals and financials contributed to our portfolio's outperformance, as did our portfolio's relative overweight in telecom. Strong stock selection in financials offset weaker results from industrials, consumer staples, and healthcare. Notable individual contributors included COCA-COLA ENTERPRISES, DARDEN RESTAURANTS, ADVANCE AUTO PARTS, and D.R. HORTON. KANSAS CITY SOUTHERN, NTELOS HOLDINGS, TYCO ELECTRONICS, and TUPPERWARE BRANDS were among the largest individual detractors in our segment of the Fund during the fiscal year.

WEDGE: Versus our benchmark, the favorable relative performance for our segment of the Fund was driven by sector weightings, as well as security selection within those sectors. Our security selection in utilities (PACIFIC GAS & ELECTRIC COMPANY) and transportation (WERNER ENTERPRISES) proved to be the most beneficial decisions for the period. Pacific Gas & Electric Company trades at a discount to its expected long term earnings potential, despite its positive regulatory relationships and environmental position. Werner Enterprises provides truckload and logistics services throughout North America, is attractively valued and

TOP TEN HOLDINGS (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Noble                                       2.4%
------------------------------------------------
Simon Property Group                        2.1%
------------------------------------------------
Duke Realty                                 2.0%
------------------------------------------------
Lincoln Natl                                1.9%
------------------------------------------------
Computer Sciences                           1.8%
------------------------------------------------
RR Donnelley & Sons                         1.7%
------------------------------------------------
Sonoco Products                             1.6%
------------------------------------------------
Allstate                                    1.6%
------------------------------------------------
CIGNA                                       1.6%
------------------------------------------------
Intl Flavors & Fragrances                   1.2%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


reflects several competitive advantages -- focusing on a high level of service and timeliness of delivery, aided by efficient utilization of technology and a young fleet.

Security selection in technology offset a portion of our portfolio's gains as FLEXTRONICS, which provides advanced electronic manufacturing services to original equipment manufacturers in the communications and information technology industries, was negatively impacted by economic conditions. While the company was still generating strong free cash flow and taking appropriate steps to combat the severe economic contraction, the Nortel bankruptcy forced them to take a charge on their financial statements. As they no longer met our quality parameters, we sold the stock.

CHANGES TO THE FUND'S PORTFOLIO
SYSTEMATIC: We reduced our weightings in consumer staples and health care from slight overweights to slight underweights, relative to the benchmark, and increased weighting in energy, basic materials and industrials from slight underweights to slight overweights. Aside from these minor sector rotations, there were no significant changes made to our segment of the portfolio during the period.

WEDGE: During the reporting period, the majority of our transactions were made in the financial sector as we increased our commitment to the insurance industry, realized gains associated with acquisition activity, and improved the quality of holdings in response to economic turmoil and uncertainty. We sold SAFECO, locking in gains as the firm was in the process of being acquired by Liberty Mutual. We sold GENWORTH as a result of


  We took profits, reducing positions in a number of names that had returned favorable relative performance, reinvesting the proceeds in other names with somewhat more attractive risk/return potential. -- WEDGE Capital Management, L.L.P.






--------------------------------------------------------------------------------
                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


reduced near-term optimism due to a weaker than expected share price rebound after the company took steps to address investors' liquidity concerns, sustained equity market weakness, and overwhelmingly negative investor sentiment. We also sold COMERICA, as it no longer met our valuation parameters. We added ALLSTATE, a leading, financially strong property and casualty insurer with excess capital and a historically stable book of business. As the property and casualty market showed signs of improvement during the period, we added to our position. HCC INSURANCE HOLDINGS, a conservative, attractively priced, high quality property and casualty insurer/reinsurer, was also purchased in our Fund segment.

We increased our segment's allocation to the capital goods industry group, adding DOVER CORPORATION as a new position. Dover Corporation is a high quality, diversified industrial company with considerable free cash flow yield that we believe is well positioned to take advantage of potential acquisition opportunities, buy back shares and raise its dividend.

Within the information technology sector, we sold CADENCE DESIGN SYSTEMS due to deterioration in their earnings predictability and relative risk/return potential. At the same time we added SYBASE, a provider of relational database management systems, which we feel offers strong earnings growth potential, free cash flow and a significant amount of excess cash on its balance sheet. We took profits, reducing positions in a number of names that had returned favorable relative performance, reinvesting the proceeds in other names with somewhat more attractive risk/return potential.

OUR FUTURE STRATEGY
SYSTEMATIC: We are positioning our segment of the portfolio on a "bottom-up basis" which is commensurate with our investment discipline that emphasizes both valuation and earnings improvement. Over the past fiscal year, our segment of the portfolio has rotated from being somewhat defensively-oriented to having a slightly more cyclical bias. Factors driving portfolio positioning include relative value: cyclical stocks now have better valuation, and fundamental improvement: cyclical sectors showing improvement in recent quarters.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

WEDGE: Despite the strong market rally since the market-lows of early March, we remain in a period of continued uncertainty. While there are certainly promising signs of economic recovery, considerable stress remains, and investors must tread cautiously as we attempt to establish a new base for future earnings potential. From our perspective, we believe valuation, that all-important metric, should be the beacon of choice for long-term investors. In fact, given the magnitude of the recent market decline, we believe valuation, as it has historically, will likely prove the best determinant of long-term returns going forward. Our strategy will be to continue seeking relatively good earnings at discount prices. This generally defines the stock groups which lead during market recoveries.

Versus the market, we remain underweighted in consumer cyclicals, utilities and telecom, while overweighted in technology, health care and industrial services. While we believe the current credit cycle could take some more time to play out, we are attracted by current valuations of a select group of financial stocks that appear to more than fully discount the challenges ahead; we are market-weighted in that broad sector. We remain cautious on the consumer, as falling home prices, access to credit and rising unemployment continue to weigh heavily on the consumer's financial health. We believe that the technology sector should benefit from attractive valuations as companies look for new ways to increase productivity in a recessionary/slow growth environment. Technology should also benefit from generally stronger balance sheets and free cash flow, as well as lower levels of risk associated with dividend cuts, pension liabilities and increased regulatory pressure. Health care should become increasingly attractive as earnings growth rates for most other sectors are more significantly impacted by the challenging economic environment. Going forward, subject to finding appropriate company fundamentals and reasonable valuations, we will target high quality companies with sustainable earnings growth that can take advantage of the current economic challenges.


--------------------------------------------------------------------------------
                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


 (LOGO - SYSTEMATIC FINANCIAL MANAGEMENT, L.P.)                (LOGO - WEDGE CAPITAL MANAGEMENT, L.L.P.)




Systematic Financial Management, L.P.               WEDGE Capital Management, L.L.P.





Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Select Value Fund Class A shares (from 3/8/02 to 5/31/09) as compared to the performance of two widely cited performance indices, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS     3/8/02
RIVERSOURCE PARTNERS SELECT VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $6,276    $7,274    $8,930    $10,703
-------------------------------------------------------------------------------------------
        Average annual total return                 -37.24%   -10.07%    -2.24%     +0.94%
-------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX(1)
        Cumulative value of $10,000                  $6,316    $7,062   $10,117    $12,213
-------------------------------------------------------------------------------------------
        Average annual total return                 -36.84%   -10.95%    +0.23%     +2.80%
-------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000                  $6,632    $7,622    $9,975    $11,711
-------------------------------------------------------------------------------------------
        Average annual total return                 -33.68%    -8.65%    -0.05%     +2.21%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SELECT VALUE FUND LINE GRAPH)


                   RIVERSOURCE PARTNERS
                       SELECT VALUE
                        FUND CLASS                              LIPPER MID-CAP
                        A (INCLUDES        RUSSELL MID-CAP        VALUE FUNDS
                       SALES CHARGE)        VALUE INDEX(1)          INDEX(2)
                   --------------------    ---------------      --------------
3/8/02                  $ 9,425               $10,000               $10,000
5/02                      9,204                10,069                 9,915
8/02                      8,396                 8,779                 8,334
11/02                     8,874                 8,656                 8,497
2/03                      8,075                 8,081                 7,733
5/03                      9,400                 9,493                 9,111
8/03                      9,915                10,206                 9,971
11/03                    10,522                11,185                10,833
2/04                     11,535                12,272                11,923
5/04                     11,295                12,073                11,741
8/04                     11,087                12,362                11,661
11/04                    12,151                13,896                13,023
2/05                     12,631                14,591                13,561
5/05                     12,500                14,748                13,458
8/05                     13,120                15,831                14,325
11/05                    12,725                16,103                14,505
2/06                     13,426                17,125                15,280
5/06                     13,865                17,297                15,365
8/06                     14,114                17,786                15,436
11/06                    15,144                19,348                16,858
2/07                     15,681                20,267                17,522
5/07                     17,220                21,864                19,160
8/07                     16,407                19,995                17,836
11/07                    16,437                19,481                17,608
2/08                     14,558                17,782                16,261
5/08                     16,073                19,336                17,658
8/08                     15,019                17,907                16,123
11/08                     9,486                11,308                10,119
2/09                      8,516                 9,307                 8,813
5/09                     10,703                12,213                11,711




(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2008   MAY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,128.30        $ 7.27(c)      1.37%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.10        $ 6.89(c)      1.37%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,123.10        $11.27(c)      2.13%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.31        $10.70(c)      2.13%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,122.30        $11.27(c)      2.13%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.31        $10.70(c)      2.13%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,129.40        $ 5.04(c)       .95%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.19        $ 4.78(c)       .95%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,130.70        $ 6.53(c)      1.23%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.80        $ 6.19(c)      1.23%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2009: +12.83% for Class A, +12.31% for Class B, +12.23% for Class C, +12.94% for Class I and +13.07% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.28% for Class A, 2.05% for Class B, 2.04% for Class C, 0.83% for Class I and 1.13% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2009. Had this change been in place for the entire six month period ended May 31, 2009, the actual expenses paid would have been $10.85 for Class B, $4.41 for Class I and $6.00 for Class R4; the hypothetical expenses paid would have been $10.30 for Class B, $4.18 for Class I and $5.69 for Class R4. The actual and hypothetical expenses for Class A and Class C would have been the same as those represented in the table above.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.1%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.1%)
TransDigm Group                                          72,002(b,d)       $2,823,918
-------------------------------------------------------------------------------------

AUTO COMPONENTS (1.4%)
BorgWarner                                              112,100(d)          3,615,225
-------------------------------------------------------------------------------------

BEVERAGES (1.7%)
Coca-Cola Enterprises                                    70,000             1,166,200
Dr Pepper Snapple Group                                  94,700(b)          2,057,831
Molson Coors Brewing Cl B                                29,650             1,304,304
                                                                      ---------------
Total                                                                       4,528,335
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.7%)
Invesco                                                 167,000             2,613,550
State Street                                             64,400             2,991,380
Stifel Financial                                         35,900(b,d)        1,563,086
                                                                      ---------------
Total                                                                       7,168,016
-------------------------------------------------------------------------------------

CHEMICALS (2.9%)
Celanese Series A                                       117,400(d)          2,407,874
Intl Flavors & Fragrances                               128,200             4,089,580
Terra Inds                                               35,600               989,324
                                                                      ---------------
Total                                                                       7,486,778
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.1%)
Bank of Hawaii                                          101,900(d)          3,814,117
Prosperity Bancshares                                    57,700(d)          1,619,062
                                                                      ---------------
Total                                                                       5,433,179
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.1%)
RR Donnelley & Sons                                     428,800             5,780,224
Steelcase Cl A                                          489,389(d)          2,363,749
                                                                      ---------------
Total                                                                       8,143,973
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.4%)
Comtech Telecommunications                               88,500(b,d)        2,578,890
Tellabs                                                 206,500(b)          1,146,075
                                                                      ---------------
Total                                                                       3,724,965
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.1%)
Teradata                                                 60,400(b)          1,304,640
Western Digital                                          68,000(b)          1,689,800
                                                                      ---------------
Total                                                                       2,994,440
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (3.9%)
AptarGroup                                               78,917             2,447,216
Crown Holdings                                           49,300(b,d)        1,158,550
Sonoco Products                                         220,800(d)          5,378,688
Temple-Inland                                            96,400(d)          1,231,992
                                                                      ---------------
Total                                                                      10,216,446
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
NTELOS Holdings                                         212,200             3,792,014
Qwest Communications Intl                               311,400(d)          1,357,704
                                                                      ---------------
Total                                                                       5,149,718
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.8%)
Hawaiian Electric Inds                                  100,200(d)          1,728,450
Northeast Utilities                                      98,500(d)          2,047,815
NV Energy                                               225,000             2,250,000
Pinnacle West Capital                                   138,400             3,826,760
                                                                      ---------------
Total                                                                       9,853,025
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.8%)
Cooper Inds Cl A                                         54,800             1,798,536
General Cable                                            74,600(b)          2,852,704
                                                                      ---------------
Total                                                                       4,651,240
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.0%)
Noble                                                   227,050             7,803,709
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD & STAPLES RETAILING (1.6%)
Kroger                                                   71,900            $1,639,320
Ruddick                                                 102,700(d)          2,583,932
                                                                      ---------------
Total                                                                       4,223,252
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.9%)
Dean Foods                                               54,700(b)          1,028,360
Sara Lee                                                431,486             3,879,059
                                                                      ---------------
Total                                                                       4,907,419
-------------------------------------------------------------------------------------

GAS UTILITIES (1.9%)
Energen                                                  71,000             2,642,620
Questar                                                  69,500             2,355,355
                                                                      ---------------
Total                                                                       4,997,975
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Beckman Coulter                                          47,972(d)          2,600,082
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
CIGNA                                                   235,331             5,217,288
Health Management Associates Cl A                       117,800(b)            684,418
Omnicare                                                112,100(d)          3,030,063
                                                                      ---------------
Total                                                                       8,931,769
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.9%)
IMS Health                                              197,900             2,382,716
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.2%)
Darden Restaurants                                      111,500(d)          4,032,955
Royal Caribbean Cruises                                  55,400               834,324
Wyndham Worldwide                                        70,900               835,911
                                                                      ---------------
Total                                                                       5,703,190
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.4%)
DR Horton                                                96,400               887,844
Fortune Brands                                           23,000               805,230
Snap-On                                                  62,400(d)          1,943,760
                                                                      ---------------
Total                                                                       3,636,834
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Clorox                                                   17,000               891,480
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
AES                                                     225,200(b)          2,249,748
NRG Energy                                               45,200(b)          1,017,000
                                                                      ---------------
Total                                                                       3,266,748
-------------------------------------------------------------------------------------

INSURANCE (11.1%)
Alleghany                                                 7,803(b,d)        2,028,780
Allstate                                                208,100             5,354,413
Arch Capital Group                                       52,000(b,c)        2,959,320
Endurance Specialty Holdings                             79,900(c)          2,194,853
Fidelity Natl Financial Cl A                            104,400             1,455,336
HCC Insurance Holdings                                  161,700(d)          3,992,373
Lincoln Natl                                            337,220             6,390,318
Prudential Financial                                     42,450             1,694,180
Unum Group                                              174,500(d)          2,985,695
                                                                      ---------------
Total                                                                      29,055,268
-------------------------------------------------------------------------------------

IT SERVICES (2.7%)
Computer Sciences                                       139,600(b,d)        5,927,416
SAIC                                                     65,700(b,d)        1,147,779
                                                                      ---------------
Total                                                                       7,075,195
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.1%)
Life Technologies                                        76,000(b)          2,947,280
-------------------------------------------------------------------------------------

MACHINERY (2.3%)
Dover                                                   117,900(d)          3,706,776
SPX                                                      52,100             2,391,911
                                                                      ---------------
Total                                                                       6,098,687
-------------------------------------------------------------------------------------

MARINE (0.2%)
Kirby                                                    14,900(b,d)          500,938
-------------------------------------------------------------------------------------

MEDIA (1.6%)
McGraw-Hill Companies                                    59,900(d)          1,802,391
Shaw Communications Cl B                                130,400(c)          2,267,656
                                                                      ---------------
Total                                                                       4,070,047
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

METALS & MINING (1.3%)
Freeport-McMoRan Copper & Gold                           43,450            $2,364,984
Thompson Creek Metals                                   110,550(b,c,d)      1,061,280
                                                                      ---------------
Total                                                                       3,426,264
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.4%)
Family Dollar Stores                                     35,300             1,068,531
Kohl's                                                   60,400(b,d)        2,565,188
                                                                      ---------------
Total                                                                       3,633,719
-------------------------------------------------------------------------------------

MULTI-UTILITIES (4.3%)
CMS Energy                                              239,200(d)          2,712,528
PG&E                                                    102,800             3,773,788
SCANA                                                   101,267(d)          3,040,035
Xcel Energy                                             102,500             1,757,875
                                                                      ---------------
Total                                                                      11,284,226
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.8%)
Bill Barrett                                             44,000(b,d)        1,497,320
El Paso                                                  75,100               732,225
Noble Energy                                             13,900               826,772
Spectra Energy                                          112,800             1,810,440
Valero Energy                                            54,900(d)          1,228,113
Walter Energy                                            33,500             1,093,440
                                                                      ---------------
Total                                                                       7,188,310
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (7.8%)
Digital Realty Trust                                     67,900(d)          2,428,783
Duke Realty                                             700,295(d)          6,659,805
Health Care REIT                                         68,700(d)          2,352,975
Natl Retail Properties                                  122,400(d)          2,094,264
Simon Property Group                                    128,151(d)          6,852,234
                                                                      ---------------
Total                                                                      20,388,061
-------------------------------------------------------------------------------------

ROAD & RAIL (2.2%)
Kansas City Southern                                     98,100(b,d)        1,617,669
Werner Enterprises                                      226,000             4,065,740
                                                                      ---------------
Total                                                                       5,683,409
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.2%)
Marvell Technology Group                                145,500(b,c)        1,663,065
Microchip Technology                                    161,400(d)          3,481,398
Semtech                                                  38,800(b,d)          624,292
                                                                      ---------------
Total                                                                       5,768,755
-------------------------------------------------------------------------------------

SOFTWARE (1.9%)
Check Point Software Technologies                        30,900(b,c)          721,515
Solera Holdings                                          50,600(b,d)        1,158,740
Sybase                                                   49,200(b,d)        1,600,476
Synopsys                                                 72,400(b,d)        1,410,352
                                                                      ---------------
Total                                                                       4,891,083
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.7%)
Advance Auto Parts                                       13,800               587,742
AutoNation                                               35,900(b)            570,092
Best Buy                                                 55,000(d)          1,930,500
Foot Locker                                             114,600             1,273,206
                                                                      ---------------
Total                                                                       4,361,540
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.3%)
VF                                                       57,900(d)          3,289,878
Warnaco Group                                            89,300(b,d)        2,821,880
                                                                      ---------------
Total                                                                       6,111,758
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.9%)
First Niagara Financial Group                           173,600(d)          2,202,984
Hudson City Bancorp                                     210,800(d)          2,704,564
                                                                      ---------------
Total                                                                       4,907,548
-------------------------------------------------------------------------------------

TOBACCO (0.6%)
Lorillard                                                23,300             1,592,089
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
United Rentals                                          463,358(b)          2,200,951
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $273,597,263)                                                     $256,319,560
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (1.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.27%                                     4,742,318(e)         $4,742,318
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $4,742,318)                                                         $4,742,318
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (27.1%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     70,779,080           $70,779,080
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $70,779,080)                                                       $70,779,080
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $349,118,661)(f)                                                  $331,840,958
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2009, the value of foreign securities represented 4.2% of net assets.

(d) At May 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2009.

(f) At May 31, 2009, the cost of securities for federal income tax purposes was $362,923,501 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $16,893,130
     Unrealized depreciation                         (47,975,673)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(31,082,543)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosures relating to the fair valuation of securities for financial statement purposes.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

                                          FAIR VALUE AT MAY 31, 2009
                          ---------------------------------------------------------
                               LEVEL 1        LEVEL 2
                            QUOTED PRICES      OTHER        LEVEL 3
                              IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                             MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION               IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-----------------------------------------------------------------------------------
Investments in
  securities                $331,840,958        $--           $--      $331,840,958





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MAY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $273,597,263)             $ 256,319,560
  Affiliated money market fund (identified cost $4,742,318)            4,742,318
  Investments of cash collateral received for securities on loan
    (identified cost $70,779,080)                                     70,779,080
--------------------------------------------------------------------------------
Total investments in securities (identified cost $349,118,661)       331,840,958
Capital shares receivable                                                 29,785
Dividends and accrued interest receivable                                868,920
Receivable for investment securities sold                              1,487,208
--------------------------------------------------------------------------------
Total assets                                                         334,226,871
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   267,223
Payable for investment securities purchased                            1,646,553
Payable upon return of securities loaned                              70,779,080
Accrued investment management services fees                                5,485
Accrued distribution fees                                                 41,385
Accrued transfer agency fees                                               1,921
Accrued administrative services fees                                         422
Accrued plan administration services fees                                     11
Other accrued expenses                                                   138,449
--------------------------------------------------------------------------------
Total liabilities                                                     72,880,529
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 261,346,342
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     825,790
Additional paid-in capital                                           400,333,160
Undistributed net investment income                                    2,871,870
Accumulated net realized gain (loss)                                (125,406,775)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (17,277,703)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 261,346,342
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  70,348,382
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $171,586,494           54,027,990                       $3.18(1)
Class B                     $ 33,999,040           11,190,973                       $3.04
Class C                     $  3,664,376            1,209,841                       $3.03
Class I                     $ 52,038,069           16,131,939                       $3.23
Class R4                    $     58,363               18,230                       $3.20
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $3.37. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MAY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $   8,608,435
Income distributions from affiliated money market fund                    84,065
Fee income from securities lending                                        95,855
--------------------------------------------------------------------------------
Total income                                                           8,788,355
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    2,539,813
Distribution fees
  Class A                                                                524,683
  Class B                                                                439,515
  Class C                                                                 44,376
Transfer agency fees
  Class A                                                                630,529
  Class B                                                                139,038
  Class C                                                                 13,745
  Class R4                                                                    32
Administrative services fees                                             172,308
Plan administration services fees -- Class R4                                157
Compensation of board members                                              8,240
Custodian fees                                                           578,060
Printing and postage                                                      79,425
Registration fees                                                         42,960
Professional fees                                                         32,576
Other                                                                     13,266
--------------------------------------------------------------------------------
Total expenses                                                         5,258,723
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (1,029,552)
  Earnings and bank fee credits on cash balances                          (3,089)
--------------------------------------------------------------------------------
Total net expenses                                                     4,226,082
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        4,562,273
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (109,848,531)
  Foreign currency transactions                                              517
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (109,848,014)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (28,880,403)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (138,728,417)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(134,166,144)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                          2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   4,562,273  $   2,853,560
Net realized gain (loss) on investments                             (109,848,014)    17,201,781
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (28,880,403)   (64,867,433)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (134,166,144)   (44,812,092)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (2,725,572)    (1,805,294)
    Class B                                                              (68,157)            --
    Class C                                                              (16,786)            --
    Class I                                                             (334,003)      (239,390)
    Class R4                                                              (1,229)          (705)
  Net realized gain
    Class A                                                           (1,132,952)   (42,613,859)
    Class B                                                             (240,449)   (10,954,923)
    Class C                                                              (24,954)      (902,324)
    Class I                                                              (97,618)    (3,235,421)
    Class R4                                                                (358)        (9,896)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (4,642,078)   (59,761,812)
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                      23,568,797     28,493,014
  Class B shares                                                       2,341,342      4,395,995
  Class C shares                                                         728,566        517,328
  Class I shares                                                      38,078,665      4,691,431
  Class R4 shares                                                         11,999             --
Reinvestment of distributions at net asset value
  Class A shares                                                       3,777,240     43,661,102
  Class B shares                                                         304,317     10,822,584
  Class C shares                                                          40,868        888,102
  Class I shares                                                         431,556      3,474,300
  Class R4 shares                                                          1,389          9,031
Payments for redemptions
  Class A shares                                                     (69,432,688)  (120,365,479)
  Class B shares                                                     (21,944,336)   (44,717,565)
  Class C shares                                                      (1,483,889)    (2,088,652)
  Class I shares                                                      (2,500,776)   (12,518,252)
  Class R4 shares                                                         (2,373)        (7,184)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (26,079,323)   (82,744,245)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (164,887,545)  (187,318,149)
Net assets at beginning of year                                      426,233,887    613,552,036
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 261,346,342  $ 426,233,887
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   2,871,870  $   2,449,227
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.88        $5.93        $7.27        $6.65        $6.13
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06(b)       .04(b)       .05          .08          .02
Net gains (losses) (both realized and
 unrealized)                                         (1.70)        (.44)        1.35          .64          .63
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.64)        (.40)        1.40          .72          .65
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)        (.03)        (.11)        (.01)        (.01)
Distributions from realized gains                     (.02)        (.62)       (2.63)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.06)        (.65)       (2.74)        (.10)        (.13)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.18        $4.88        $5.93        $7.27        $6.65
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $172         $323         $448         $463         $525
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.76%        1.53%        1.39%        1.30%        1.33%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.39%        1.36%        1.30%        1.30%        1.33%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.66%         .70%         .59%        1.21%         .35%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               118%          88%         159%           7%          12%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (33.41%)      (6.67%)      24.19%       10.92%       10.66%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.64        $5.69        $7.06        $6.50        $6.04
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .03(b)       .00(b),(c)    --          .07         (.02)
Net gains (losses) (both realized and
 unrealized)                                         (1.61)        (.43)        1.30          .58          .60
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.58)        (.43)        1.30          .65          .58
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.00)(c)       --         (.04)          --           --
Distributions from realized gains                     (.02)        (.62)       (2.63)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.02)        (.62)       (2.67)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.04        $4.64        $5.69        $7.06        $6.50
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $34          $77         $126         $151         $203
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.52%        2.29%        2.15%        2.06%        2.09%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.15%        2.12%        2.06%        2.06%        2.09%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .88%        (.07%)       (.18%)        .37%        (.43%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               118%          88%         159%           7%          12%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (33.92%)      (7.46%)      23.24%       10.13%        9.76%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.64        $5.69        $7.06        $6.50        $6.04
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .03(b)       .00(b),(c)    --          .07         (.02)
Net gains (losses) (both realized and
 unrealized)                                         (1.61)        (.43)        1.31          .58          .60
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.58)        (.43)        1.31          .65          .58
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)          --         (.05)          --           --
Distributions from realized gains                     (.02)        (.62)       (2.63)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.03)        (.62)       (2.68)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.03        $4.64        $5.69        $7.06        $6.50
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $4           $7           $9          $10          $12
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.52%        2.29%        2.15%        2.06%        2.09%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.14%        2.12%        2.06%        2.06%        2.09%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .91%        (.05%)       (.17%)        .40%        (.43%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               118%          88%         159%           7%          12%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (33.97%)      (7.43%)      23.32%       10.13%        9.76%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.97        $6.03        $7.36        $6.70        $6.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .06(b)       .07          .12          .04
Net gains (losses) (both realized and
 unrealized)                                         (1.73)        (.45)        1.38          .65          .63
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.66)        (.39)        1.45          .77          .67
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)        (.05)        (.15)        (.02)        (.01)
Distributions from realized gains                     (.02)        (.62)       (2.63)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.08)        (.67)       (2.78)        (.11)        (.13)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.23        $4.97        $6.03        $7.36        $6.70
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $52          $20          $30          $13          $14
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.16%        1.08%         .95%         .83%         .86%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .96%         .98%         .94%         .83%         .86%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.21%        1.09%        1.00%        1.56%         .80%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               118%          88%         159%           7%          12%
--------------------------------------------------------------------------------------------------------------
Total return                                       (33.19%)      (6.37%)      24.65%       11.62%       11.02%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.97% for the year ended May 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.93        $5.98        $7.32        $6.68        $6.15
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .06(b)       .06          .10          .03
Net gains (losses) (both realized and
 unrealized)                                         (1.72)        (.44)        1.36          .64          .63
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.65)        (.38)        1.42          .74          .66
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)        (.05)        (.13)        (.01)        (.01)
Distributions from realized gains                     (.02)        (.62)       (2.63)        (.09)        (.12)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.08)        (.67)       (2.76)        (.10)        (.13)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.20        $4.93        $5.98        $7.32        $6.68
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.51%        1.38%        1.22%        1.12%        1.15%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.06%         .98%        1.13%        1.12%        1.15%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.13%        1.10%         .77%        1.63%         .51%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               118%          88%         159%           7%          12%
--------------------------------------------------------------------------------------------------------------
Total return                                       (33.26%)      (6.29%)      24.27%       11.26%       10.81%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Select Value Fund (the Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of mid-cap companies as well as companies with larger and smaller market capitalizations. For these purposes, the Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell Midcap Value Index.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157

--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE) and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which

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30  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

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approximates fair value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ

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                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $993,883 and accumulated net realized loss has been decreased by $993,883.

The tax character of distributions paid for the years indicated is as follows:

                                           YEAR ENDED MAY 31,
                                    2009                        2008
                         -------------------------   --------------------------
                          ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                           INCOME     CAPITAL GAIN      INCOME     CAPITAL GAIN
-------------------------------------------------------------------------------
Class A                  $3,857,442      $1,082      $37,539,888    $6,879,265
Class B                     308,376         230        9,186,454     1,768,469
Class C                      41,716          24          756,394       145,930
Class I                     431,529          92        2,952,507       522,304
Class R4                      1,587          --            9,003         1,598


At May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   3,196,395
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(111,922,284)
Unrealized appreciation (depreciation)........  $ (31,086,719)


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At May 31, 2009 the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an

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32  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. At May 31, 2009, and for the year then ended, the Fund had no transactions or investments in derivatives within the scope of this Statement.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES
INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $299,806 for the year ended May 31, 2009. The management fee for the year ended May 31, 2009

--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

was 0.88% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with Systematic Financial Management, L.P. and WEDGE Capital Management, L.L.P., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's net assets increase. The fee for the year ended May 31, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2009, other expenses paid to this company were $2,201.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.


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34  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,402,000 and $41,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $153,237 for Class A, $33,511 for Class B and $364 for Class C for the year ended May 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.39%
Class B.............................................  2.15
Class C.............................................  2.14
Class I.............................................  0.96
Class R4............................................  1.06




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                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $272,087
Class B..........................................    58,931
Class C..........................................     5,753
Class R4.........................................        12


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $117


The management fees waived/reimbursed at the Fund level were $692,652.

Under an agreement which was effective until May 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.28%
Class B.............................................  2.04
Class C.............................................  2.04
Class I.............................................  0.86
Class R4............................................  1.14


Effective June 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.28%
Class B.............................................  2.05
Class C.............................................  2.04
Class I.............................................  0.83
Class R4............................................  1.13


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


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36  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BANK FEE CREDITS
During the year ended May 31, 2009, the Fund's transfer agency fees were reduced by $3,089 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from June 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $538,638 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $342,053,825 and $361,925,281, respectively, for the year ended May 31, 2009. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED MAY 31, 2009
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 6,913,248    1,271,816    (20,327,795)     (12,142,731)
Class B                   760,146      106,780     (6,178,088)      (5,311,162)
Class C                   218,721       14,390       (459,754)        (226,643)
Class I                12,703,882      143,374       (752,807)      12,094,449
Class R4                    2,630          464         (1,036)           2,058
----------------------------------------------------------------------------------


                                         YEAR ENDED MAY 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 5,079,766    9,020,889    (23,525,277)      (9,424,622)
Class B                   856,262    2,342,551     (8,804,105)      (5,605,292)
Class C                   104,230      192,647       (434,644)        (137,767)
Class I                   908,015      706,159     (2,601,943)        (987,769)
Class R4                       --        1,851         (1,565)             286
----------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend

--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At May 31, 2009, securities valued at $70,348,382 were on loan, secured by cash collateral of $70,779,080 invested in short-term securities or in cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $85,551 earned from securities lending from Dec. 1, 2008 through May 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $1,868 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $10,304 earned from securities lending from June 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.


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38  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

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6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $192,909,041 and $196,273,628, respectively, for the year ended May 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2009, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than

--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $34,137,314 at May 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At May 31, 2009, the Fund had a post-October loss of $77,784,970 that is treated for income tax purposes as occurring on June 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.


--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four

--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SELECT VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Select Value Fund (the
Fund) (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007 were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners Select Value Fund of the RiverSource Managers Series, Inc. at May 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2009


--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................    100.00%
    U.S. Government Obligations..................................      0.00%


CAPITAL GAIN DISTRIBUTION - the Fund designates $1,428 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 149 funds, which includes 105 RiverSource funds and 44 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  49

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds"). In addition, under the subadvisory agreements (the "Subadvisory Agreements") between RiverSource Investments and each subadviser (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of each of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making these determinations. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered

--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance met expectations (in light of the challenging market environment). Additionally, the Board reviewed the performance of each of the Subadvisers and RiverSource Investments' processes for monitoring the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by

--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements for an additional annual period.


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2009 ANNUAL REPORT  53

RIVERSOURCE PARTNERS SELECT VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6240 L (7/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS SMALL CAP EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF
CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   29

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   31

Notes to Financial Statements......   36

Report of Independent Registered
  Public Accounting Firm...........   51

Federal Income Tax Information.....   53

Board Members and Officers.........   54

Approval of Investment Management
  Services Agreement...............   58

Proxy Voting.......................   61




--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Small Cap Equity Fund (the Fund) Class A shares declined
  36.25% (excluding sales charge) for the 12-month period ended May 31, 2009.

> The Fund underperformed its benchmark, the Russell 2000(R) Index, which declined 31.79% during the same 12-month period.

> The Fund also underperformed its peer group, as represented by the Lipper
  Small-Cap Core Funds Index, which fell 30.81% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2009)
--------------------------------------------------------------------------------


                                                              Since
                                                            inception
                                  1 year  3 years  5 years    3/8/02
---------------------------------------------------------------------
RiverSource Partners Small Cap
  Equity Fund Class A
  (excluding sales charge)       -36.25%  -12.28%   -2.04%    -0.14%
---------------------------------------------------------------------
Russell 2000 Index (unmanaged)   -31.79%  -10.13%   -1.18%    +1.36%
---------------------------------------------------------------------
Lipper Small-Cap Core Funds
  Index                          -30.81%   -9.20%   -0.26%    +1.78%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 3/8/02)         -36.25%  -12.28%   -2.04%    -0.14%
-----------------------------------------------------------------------
Class B (inception 3/8/02)         -36.63%  -12.95%   -2.78%    -0.88%
-----------------------------------------------------------------------
Class C (inception 3/8/02)         -36.51%  -12.89%   -2.74%    -0.88%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -35.73%  -12.20%   -1.88%    -2.85%
-----------------------------------------------------------------------
Class R4 (inception 3/8/02)        -36.08%  -12.13%   -1.85%    +0.04%
-----------------------------------------------------------------------

With sales charge
Class A (inception 3/8/02)         -39.91%  -14.00%   -3.19%    -0.96%
-----------------------------------------------------------------------
Class B (inception 3/8/02)         -39.80%  -13.94%   -3.04%    -0.88%
-----------------------------------------------------------------------
Class C (inception 3/8/02)         -37.14%  -12.89%   -2.74%    -0.88%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third* years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* For Class B shares purchased on or after June 13, 2009, the CDSC percentage for the third year will be 3%.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
           X              SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                                            Net fund and
               Total fund    Net fund       acquired fund
                expenses   expenses(a)  fees and expenses(b)
------------------------------------------------------------
Class A           1.76%       1.28%             1.30%
------------------------------------------------------------
Class B           2.53%       2.05%             2.07%
------------------------------------------------------------
Class C           2.52%       2.04%             2.06%
------------------------------------------------------------
Class I           1.17%       0.83%             0.85%
------------------------------------------------------------
Class R4          1.47%       1.13%             1.15%
------------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.05% for the year ended May 31, 2009), will not exceed 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 0.88% for Class I and 1.18% for Class R4.

(b) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "acquired fund fees and expenses," based on its investment in the acquired funds, was 0.02% for the year ended May 31, 2009.

* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners Small Cap Equity Fund is managed by three independent money management firms that each invest a portion of Fund assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. As of May 31, 2009, Lord, Abbett & Co. LLC (Lord Abbett) managed approximately 38% of the Fund's portfolio, Jennison Associates LLC (Jennison) managed approximately 34% of the Fund's portfolio, and American Century Investment Management, Inc. (American Century) managed approximately 28% of the Fund. On August 10, 2009, the Fund will no longer be subadvised by Lord Abbett, Jennison and American Century.

Dear Shareholders,

RiverSource Partners Small Cap Equity Fund Class A shares declined 36.25% (excluding sales charge) for the 12-months ended May 31, 2009. The Fund underperformed its benchmark, the Russell 2000(R) Index (Russell Index), which fell 31.79%. The Fund lagged its peer group, as

SECTOR DIVERSIFICATION(1) (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      9.1%
------------------------------------------------
Consumer Staples                            4.2%
------------------------------------------------
Energy                                      6.8%
------------------------------------------------
Financials                                 14.6%
------------------------------------------------
Health Care                                14.3%
------------------------------------------------
Industrials                                21.7%
------------------------------------------------
Information Technology                     19.6%
------------------------------------------------
Materials                                   3.8%
------------------------------------------------
Telecommunication Services                  2.6%
------------------------------------------------
Utilities                                   1.7%
------------------------------------------------
Other(2)                                    1.6%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of May 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


represented by the Lipper Small-Cap Core Funds Index, which declined 30.81% for the period.

SIGNIFICANT PERFORMANCE FACTORS
LORD ABBETT: The largest detractor from our portion of the Fund's performance during the fiscal year was stock selection and a relative overweight position within the producer durables sector. Shares of ACTUANT CORP., an industrial products manufacturer, fell after management announced weak earnings resulting from deteriorating demand in its cyclical end markets. Negative stock selection within the healthcare sector also hampered performance during the year. PSYCHIATRIC SOLUTIONS, a behavioral health services provider, underperformed due to its financial leverage and fourth quarter earnings miss and guidance reduction. Another health services company, AMEDISYS, struggled over concerns that the new administration's budget cuts to healthcare reimbursements would significantly impact home health providers. Our portfolio's relative overweight within the energy sector also had a negative impact on performance, as energy-related areas corrected more severely than any others during the period.


TOP TEN HOLDINGS (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Power Integrations                          0.9%
------------------------------------------------
HCC Insurance Holdings                      0.9%
------------------------------------------------
Watsco                                      0.9%
------------------------------------------------
optionsXpress Holdings                      0.8%
------------------------------------------------
Heartland Express                           0.8%
------------------------------------------------
SBA Communications Cl A                     0.7%
------------------------------------------------
United Natural Foods                        0.7%
------------------------------------------------
IDEX                                        0.7%
------------------------------------------------
Knight Transportation                       0.7%
------------------------------------------------
PSS World Medical                           0.7%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Positive stock selection, as well as a relative overweight within the auto and transportation sector, was the largest contributor to performance during the period. HEARTLAND EXPRESS, a trucking company, experienced a volatile year, but was able to post small gains overall. Impressive cost management has allowed this company to weather the economic pressures thus far. Stock selection within the financial services sector also benefited performance. HILB, ROGAL & HOBBS, an insurance brokerage firm, posted strong gains following its acquisition by WILLIS GROUP HOLDINGS in October. Positive stock selection added to performance in the consumer staples sector. HANSEN NATURAL, a beverage company that sells Monster Energy drinks, benefited from continued strong demand and better than expected international sales.

JENNISON: The top individual detractor from our portion of the portfolio's performance was aluminum production company CENTURY ALUMINUM (CENX). Rising global inventories caused a significant decline in the price of aluminum. At current prices, much of the world capacity for aluminum is operating below cash cost at current metal prices. We are optimistic about the long-term outlook for the aluminum market, but became concerned about the impact an economic slowdown in Asia could have on near- to intermediate-term global demand and decided to eliminate our position.

We were penalized for weak stock selection in health care. Clinical research organization KENDLE INTERNATIONAL was the most significant detractor from this group. The company's stock price suffered after management announced expected first quarter weakness due to a historically high project cancellation rate, delays in new contract signings and a challenging pricing environment that has caused Kendle to lose market share to competitors. We are concerned about the lack of near-term visibility and possible future project cancellations and are carefully monitoring this holding. Shares of integrated medical device technology company INTEGRA LIFESCIENCES HOLDINGS also declined due to weak financial results. We continue to be encouraged by strong performance of the company's orthopedic and extremity reconstruction products; however, decreased capital equipment spending at hospitals remains a risk to our investment thesis.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Select holdings from the industrials sector also hurt performance. Among these were ACTUANT, which manufactures a range of industrial products and systems. The company has significant exposure to consumer-related end markets and we decided to liquidate this position after revising our revenue estimates to reflect expectations of continued weakness in consumer spending.

The most significant positive contribution to the relative performance of our portion of the Fund came from the telecom services sector, largely due to the strong performance of CENTENNIAL COMMUNICATIONS and SBA COMMUNICATIONS. The November announcement that AT&T agreed to acquire Centennial, which provides regional wireless and broadband communications services in the United States and Puerto Rico, gave shares a substantial boost. SBA Communications leases wireless communications towers to wireless service providers. During the fourth quarter, shares suffered in sympathy with other telecom services companies, which tend to have highly leveraged balance sheets. We were very comfortable with SBA Communications' leverage, given its ability to generate free cash flow and the expected visibility of its earnings over the next two to three years and we took advantage of this weakness to opportunistically add to our position. As we expected, many companies, such as SBA Communications, whose stock prices were impacted by fears of their inability to refinance short term debt, have recovered and should continue to outperform in 2009. In our opinion, the wireless tower industry continues to represent a strong business model with both solid growth and defensive characteristics.

Positions in the energy sector also helped the performance of our portion of the Fund. Exploration and production companies CONCHO RESOURCES and PETROHAWK ENERGY CORP. were notable contributors from this area. These companies have recently benefited from elevated commodity prices as the price of oil moved higher due to a combination of improved sentiment regarding the economic recovery and a weakening U.S. dollar. We retain a positive outlook for our energy holdings as we believe the most easily-exploited producing areas for many commodities have largely been tapped. It is costlier to both develop new production and extend the life of existing areas. In our view, it is the costs of incremental production

--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


that will keep commodity prices higher than most expectations over the long term, which should continue to benefit our holdings in this sector.

AMERICAN CENTURY: The underperformance of our portion of the Fund resulted primarily from stock selection, which detracted in eight of ten market sectors, most notably in the information technology, industrials, and consumer discretionary sectors. The biggest individual detractors included aerospace components maker ESTERLINE TECHNOLOGIES, which reported lower-than-expected earnings amid slowing air traffic and order deferrals; electrical equipment manufacturer WOODWARD GOVERNOR, which provided a gloomy outlook for 2009; oil and gas producer STONE ENERGY, which was hit hard by declining fuel prices and an ill-timed acquisition; and auto parts maker TRW AUTOMOTIVE HOLDINGS, which plummeted as the domestic auto industry sought government assistance to stave off bankruptcy.

The only two sectors in which stock selection added value during the period were telecommunication services and materials. An overweight position in containers and packaging producers generated the bulk of the outperformance in the materials sector, led by paper products manufacturer ROCK-TENN, which advanced sharply as falling energy prices reduced production costs and the company made a beneficial acquisition. In the telecom services sector, regional telecom services provider CENTURYTEL was the top contributor as the company reported robust earnings and completed an important acquisition. The top relative performer was home health care services provider


  Market volatility has enabled us to take advantage of high quality companies at attractive valuations.
  -- Lord Abbett






--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


APRIA HEALTHCARE, which was acquired by a private equity firm in late 2008.

CHANGES TO THE FUND'S PORTFOLIO
LORD ABBETT: Over the course of the past fiscal year, we increased our portion of the portfolio's allocation to the consumer discretionary sector, reducing the relative underweight position. Market volatility has enabled us to take advantage of high quality companies at attractive valuations. Within the auto and transportation sector, we increased our exposure to the trucking industry, moving to a relative overweight position in this area.

We reduced our portion of the portfolio's overweight position within the producer durables sector during the period. Energy was reduced on an absolute basis, but as the benchmark's weighting also decreased, our portfolio's overweight actually increased, on a relative basis. Our technology weighting was reduced from a slight overweight to an underweight position, relative to the benchmark.

JENNISON: We significantly decreased our weighting in the industrials sector, based on our expectation that many holdings in this area would experience slower sales growth and be among the last companies to recover from the economic downturn. We increased positions in energy and information technology where we were able to find relatively high quality, sustainable growth companies which we were able to purchase at what we believed to be attractive valuations.

AMERICAN CENTURY: Changes to our portion of the portfolio are driven by our bottom-up stock selection process, which evaluates companies using a balanced set of growth and value criteria. Based on this process, we notably increased our positions in medical and surgical supplies producer OWENS & MINOR, restaurant operator CEC ENTERTAINMENT, and Esterline Technologies. In contrast, we substantially reduced our positions in scientific instruments maker METTLER-TOLEDO INTERNATIONAL, chemicals producer CELANESE, and children's apparel retailer GYMBOREE, all of which were among the portfolio's largest holdings at the beginning of the period.



--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                            (LOGO - AMERICAN CENTURY)

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                          (LOGO - JENNISON ASSOCIATES)

                            JENNISON ASSOCIATES, LLC

                              (LOGO - LORD ABBETT)

                              LORD ABBETT & CO. LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE  ----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Small Cap Equity Fund Class A shares (from 3/8/02 to 5/31/09) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS     3/8/02
RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $6,009    $6,361    $8,502     $9,331
-------------------------------------------------------------------------------------------
        Average annual total return                 -39.91%   -14.00%    -3.19%     -0.96%
-------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX(1)
        Cumulative value of $10,000                  $6,821    $7,258    $9,424    $11,027
-------------------------------------------------------------------------------------------
        Average annual total return                 -31.79%   -10.13%    -1.18%     +1.36%
-------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000                  $6,919    $7,485    $9,869    $11,359
-------------------------------------------------------------------------------------------
        Average annual total return                 -30.81%    -9.20%    -0.26%     +1.78%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND LINE GRAPH)

                 RIVERSOURCE PARTNERS
                       SMALL CAP
                      EQUITY FUND
                        CLASS A                                 LIPPER SMALL-CAP
                    (INCLUDES SALES         RUSSELL 2000           CORE FUNDS
                        CHARGE)               INDEX(1)              INDEX(2)
                 --------------------    ------------------     ----------------
3/8/02                $ 9,425                 $10,000                $10,000
5/02                    8,790                   9,780                  9,805
8/02                    7,083                   7,871                  8,040
11/02                   7,446                   8,213                  8,307
2/03                    6,538                   7,312                  7,433
5/03                    7,990                   8,979                  8,834
8/03                    8,935                  10,159                  9,912
11/03                   9,825                  11,192                 10,836
2/04                   10,712                  12,022                 11,690
5/04                   10,345                  11,699                 11,510
8/04                   10,032                  11,312                 11,269
11/04                  11,557                  13,124                 12,973
2/05                   12,081                  13,169                 13,100
5/05                   11,856                  12,849                 12,728
8/05                   12,651                  13,927                 13,815
11/05                  13,038                  14,194                 14,137
2/06                   14,138                  15,354                 15,159
5/06                   13,822                  15,192                 15,176
8/06                   13,271                  15,230                 14,850
11/06                  14,306                  16,668                 16,097
2/07                   14,791                  16,868                 16,448
5/07                   16,251                  18,066                 17,843
8/07                   15,102                  16,960                 16,801
11/07                  14,480                  16,472                 16,397
2/08                   13,111                  14,770                 15,053
5/08                   14,635                  16,163                 16,418
8/08                   13,900                  16,030                 15,671
11/08                   8,732                  10,303                 10,012
2/09                    7,400                   8,511                  8,600
5/09                    9,331                  11,027                 11,359




(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 DEC. 1, 2008   MAY 31, 2009  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,068.50        $ 6.70(d)      $ 6.81(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.45        $ 6.54(d)      $ 6.64(d)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,066.70        $10.67(d)      $10.77(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.61        $10.40(d)      $10.50(d)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,066.70        $10.61(d)      $10.72(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.66        $10.35(d)      $10.45(d)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,073.80        $ 4.39(d)      $ 4.50(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.69        $ 4.28(d)      $ 4.38(d)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,070.60        $ 5.94(d)      $ 6.04(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.20        $ 5.79(d)      $ 5.89(d)
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued)  ---------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.30%           .02%        1.32%
----------------------------------------------------------------------
Class B                             2.07%           .02%        2.09%
----------------------------------------------------------------------
Class C                             2.06%           .02%        2.08%
----------------------------------------------------------------------
Class I                              .85%           .02%         .87%
----------------------------------------------------------------------
Class R4                            1.15%           .02%        1.17%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended May 31, 2009: +6.85% for Class A, +6.67% for Class B, +6.67% for Class C, +7.38% for Class I and +7.06% for Class R4.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 0.88% for Class I and 1.18% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2009. Had this change been in place for the entire six month period ended May 31, 2009, the actual direct expenses paid would have been: $6.60 for Class A, $10.56 for Class B, $10.51 for Class C, $4.29 for Class I and $5.83 for Class R4; the hypothetical direct expenses paid would have been: $6.44 for Class A, $10.30 for Class B, $10.25 for Class C, $4.18 for Class I and $5.69 for Class R4. Additionally, had this change been in place for the entire six month period ended May 31, 2009, the actual direct and indirect expenses paid would have been: $6.70 for Class A, $10.67 for Class B, $10.61 for Class C, $4.39 for Class I and $5.94 for Class R4; the hypothetical direct and indirect expenses paid would have been: $6.54 for Class A, $10.40 for Class B, $10.35 for Class C, $4.28 for Class I and $5.79 for Class R4.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

MAY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.9%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.5%)
American Science & Engineering                          1,073                 $67,095
Applied Signal Technology                               1,652(d)               34,576
Ceradyne                                                3,072(b)               69,427
Cubic                                                   2,006                  76,529
Curtiss-Wright                                         24,100                 705,648
Esterline Technologies                                  3,584(b,d)             97,987
HEICO                                                   7,800(d)              272,064
HEICO Cl A                                              5,900                 175,525
Hexcel                                                 34,900(b,d)            373,081
Moog Cl A                                              34,349(b,d)            820,941
Orbital Sciences                                        6,904(b,d)            101,627
Teledyne Technologies                                   3,817(b)              125,465
TransDigm Group                                         2,259(b,d)             88,598
Triumph Group                                           2,189(d)               86,268
                                                                      ---------------
Total                                                                       3,094,831
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.4%)
Hub Group Cl A                                          4,108(b)               81,174
UTI Worldwide                                          31,200(b,c)            409,032
                                                                      ---------------
Total                                                                         490,206
-------------------------------------------------------------------------------------

AIRLINES (0.1%)
SkyWest                                                 6,102                  62,546
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Autoliv                                                   528(c)               14,668
HAWK Cl A                                               6,126(b)               81,782
Superior Inds Intl                                      2,271                  27,434
TRW Automotive Holdings                                 3,471(b,d)             30,961
                                                                      ---------------
Total                                                                         154,845
-------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Hansen Natural                                         15,400(b,d)            564,872
Heckmann                                                5,400(b,d)             22,140
                                                                      ---------------
Total                                                                         587,012
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.9%)
Alkermes                                                  500(b)                4,070
Cubist Pharmaceuticals                                 35,119(b)              599,130
Emergent BioSolutions                                   1,796(b,d)             19,648
Enzon Pharmaceuticals                                   3,740(b,d)             29,995
Martek Biosciences                                     24,009                 508,751
                                                                      ---------------
Total                                                                       1,161,594
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Apogee Enterprises                                      3,466(d)               42,701
Gibraltar Inds                                          5,714                  44,112
Lennox Intl                                             1,601                  49,647
NCI Building Systems                                    2,600(b,d)             11,700
Simpson Mfg                                             4,590(d)               95,656
                                                                      ---------------
Total                                                                         243,816
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.1%)
Calamos Asset Management Cl A                          13,925(d)              172,949
Eaton Vance                                             8,700(d)              235,769
Evercore Partners Cl A                                  6,300(d)              121,716
Gladstone Capital                                      24,900                 177,537
Investment Technology Group                             5,486(b)              114,109
Knight Capital Group Cl A                               4,123(b)               70,957
LaBranche & Co                                          1,276(b)                5,500
optionsXpress Holdings                                 76,954(d)            1,315,143
Stifel Financial                                          770(b)               33,526
SWS Group                                               3,475(d)               44,515
thinkorswim Group                                         630(b)                6,357
TradeStation Group                                     11,251(b)               92,258
Waddell & Reed Financial Cl A                           7,300(d)              178,120
                                                                      ---------------
Total                                                                       2,568,456
-------------------------------------------------------------------------------------

CHEMICALS (1.6%)
Airgas                                                  5,200                 219,752
Albemarle                                              22,100                 623,661
CF Inds Holdings                                        1,345                 104,426
Innophos Holdings                                       1,810                  28,218
Koppers Holdings                                        9,852                 249,157
Minerals Technologies                                     314                  12,284
OM Group                                                3,612(b)               95,718
Schulman A                                              3,550                  53,002


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CHEMICALS (CONT.)
Scotts Miracle-Gro Cl A                                13,857                $475,295
Solutia                                                13,613(b)               66,704
                                                                      ---------------
Total                                                                       1,928,217
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.6%)
Bank of Hawaii                                          3,250(d)              121,648
Bank of the Ozarks                                     31,300(d)              791,576
Central Pacific Financial                               3,988(d)               23,848
City Natl                                               1,140(d)               41,690
Commerce Bancshares                                     3,382                 106,432
Community Bank System                                   4,092(d)               63,426
CVB Financial                                           5,907(d)               37,509
FirstMerit                                              2,348(d)               40,872
Glacier Bancorp                                         7,555(d)              125,186
NBT Bancorp                                             4,398(d)               96,492
PacWest Bancorp                                         1,299                  18,355
Prosperity Bancshares                                  13,994(d)              392,672
Signature Bank                                          3,739(b)              101,140
SPDR KBW Regional Banking ETF                          25,517(d)              517,995
Sterling Bancshares                                     9,062(d)               57,453
SVB Financial Group                                     4,404(b,d)            118,688
TCF Financial                                           2,977(d)               42,750
Tompkins Financial                                        774(d)               37,423
Trustmark                                               1,903                  37,280
UMB Financial                                           4,832(d)              193,908
United Bankshares                                       2,042                  43,066
Valley Natl Bancorp                                     6,677(d)               81,056
Westamerica Bancorporation                                877                  45,481
Wilshire Bancorp                                        2,268                  10,932
                                                                      ---------------
Total                                                                       3,146,878
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.2%)
ABM Inds                                                5,394(d)               87,275
ATC Technology                                          2,683(b)               39,118
Clean Harbors                                           6,250(b)              340,750
Comfort Systems USA                                     4,783                  44,625
Knoll                                                  41,435(d)              287,145
Mobile Mini                                            28,000(b,d)            353,080
PRG-Schultz Intl                                        3,974(b)               11,405
Sykes Enterprises                                      58,600(b)              955,180
Tetra Tech                                              6,750(b,d)            173,273
Waste Connections                                      17,500(b,d)            444,500
                                                                      ---------------
Total                                                                       2,736,351
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.4%)
ADTRAN                                                 29,400(d)              610,932
ARRIS Group                                            17,342(b)              210,185
Avocent                                                 3,013(b,d)             42,182
Blue Coat Systems                                      13,039(b,d)            184,763
Ciena                                                  12,100(b,d)            133,100
CommScope                                              34,800(b,d)            913,151
Comtech Telecommunications                              3,153(b)               91,878
F5 Networks                                            17,100(b,d)            543,096
Harmonic                                               12,132(b)               70,123
InterDigital                                            2,809(b)               71,967
NETGEAR                                                38,100(b)              534,543
Neutral Tandem                                          2,203(b)               63,887
ORBCOMM                                                63,300(b,d)             97,482
PC-Tel                                                  2,514(b)               13,978
Riverbed Technology                                    17,600(b,d)            353,584
Sierra Wireless                                         4,750(b,c)             30,851
Symmetricom                                             5,342(b)               27,458
Tekelec                                                 7,175(b)              117,168
                                                                      ---------------
Total                                                                       4,110,328
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
Adaptec                                                10,275(b)               27,948
Hutchinson Technology                                   2,374(b,d)              5,009
Lexmark Intl Cl A                                       3,776(b)               61,700
Novatel Wireless                                        4,727(b)               55,211
Stratasys                                              19,600(b,d)            205,016
Synaptics                                               6,843(b,d)            240,327
                                                                      ---------------
Total                                                                         595,211
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Chicago Bridge & Iron                                   1,400(c)               18,074
EMCOR Group                                            17,079(b)              383,765
Furmanite                                               1,594(b)                6,408
Insituform Technologies Cl A                            4,126(b)               60,198
Michael Baker                                           3,061(b)              128,654
                                                                      ---------------
Total                                                                         597,099
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CONSUMER FINANCE (0.1%)
Cash America Intl                                       3,613                 $83,171
First Cash Financial Services                           3,225(b)               48,730
World Acceptance                                        2,121(b,d)             42,484
                                                                      ---------------
Total                                                                         174,385
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.9%)
Crown Holdings                                          5,465(b)              128,428
Rock-Tenn Cl A                                         12,996                 498,786
Silgan Holdings                                         2,497                 110,517
Sonoco Products                                        13,900                 338,604
                                                                      ---------------
Total                                                                       1,076,335
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.6%)
Capella Education                                       2,527(b,d)            131,884
Hillenbrand                                             7,434                 127,567
Lincoln Educational Services                           21,200(b,d)            390,929
Pre-Paid Legal Services                                   971(b)               41,132
Universal Technical Institute                           2,262(b,d)             31,464
                                                                      ---------------
Total                                                                         722,976
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Financial Federal                                       3,107(d)               77,022
Interactive Brokers Group Cl A                          5,080(b)               75,540
                                                                      ---------------
Total                                                                         152,562
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
CenturyTel                                              4,843(d)              149,407
Consolidated Communications Holdings                   29,100(d)              299,730
Iowa Telecommunications Services                       13,500(d)              159,840
NTELOS Holdings                                        36,700                 655,829
tw telecom                                             49,800(b,d)            590,628
                                                                      ---------------
Total                                                                       1,855,434
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
Central Vermont Public Service                          1,111                  17,954
Cleco                                                  35,084(d)              717,818
Maine & Maritimes                                         537                  20,648
Unisource Energy                                        4,465                 113,590
                                                                      ---------------
Total                                                                         870,010
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
Acuity Brands                                           5,078(d)              138,020
AO Smith                                               14,861(d)              445,681
Belden                                                 28,300                 518,456
Brady Cl A                                              7,751(d)              192,070
GrafTech Intl                                          21,648(b,d)            220,160
Hubbell Cl B                                            2,706                  89,866
Regal-Beloit                                           16,600(d)              655,866
Thomas & Betts                                          4,976(b)              152,664
                                                                      ---------------
Total                                                                       2,412,783
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (2.9%)
Anixter Intl                                           16,800(b,d)            689,136
Benchmark Electronics                                   8,488(b)              103,554
Brightpoint                                             7,236(b,d)             42,837
Celestica                                              40,854(b,c)            269,228
Cognex                                                  4,257(d)               55,724
CTS                                                     3,855                  22,243
Dolby Laboratories Cl A                                 2,196(b,d)             79,188
Electro Scientific Inds                                 4,316(b,d)             38,671
FARO Technologies                                      27,500(b)              424,325
Gerber Scientific                                       3,210(b,d)             10,368
Insight Enterprises                                     1,726(b)               13,031
Itron                                                   1,806(b,d)            105,362
Keithley Instruments                                      933                   4,012
LoJack                                                  1,169(b)                3,881
Mercury Computer Systems                                2,073(b)               15,630
Methode Electronics                                    29,246                 170,797
Newport                                                 4,586(b,d)             26,782
Plexus                                                 18,400(b)              335,984
RadiSys                                                 2,671(b)               23,131
ScanSource                                             42,200(b,d)          1,044,029
SYNNEX                                                  2,332(b,d)             60,352
TTM Technologies                                        5,242(b)               46,654
                                                                      ---------------
Total                                                                       3,584,919
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Atwood Oceanics                                         6,805(b,d)            180,060
BASiC Energy Services                                  13,312(b)              134,717


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
ENERGY EQUIPMENT & SERVICES (CONT.)
CARBO Ceramics                                         12,775(d)             $483,151
Complete Production Services                           16,700(b)              118,236
Dril-Quip                                              17,426(b,d)            720,043
ENGlobal                                                1,360(b)                7,439
Lufkin Inds                                               605                  27,455
Matrix Service                                          3,124(b)               35,364
Oil States Intl                                        12,063(b)              315,206
Pride Intl                                             14,100(b)              341,502
Unit                                                    5,661(b,d)            189,700
                                                                      ---------------
Total                                                                       2,552,873
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Nash Finch                                              1,759                  51,556
Ruddick                                                11,300                 284,308
Spartan Stores                                          3,026(d)               37,553
United Natural Foods                                   49,510(b,d)          1,125,362
                                                                      ---------------
Total                                                                       1,498,779
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.3%)
B&G Foods Cl A                                         35,900                 260,275
Cosan Cl A                                             28,100(b,c,d)          143,591
Darling Intl                                           59,685(b,d)            451,815
Diamond Foods                                           2,041(d)               60,189
Green Mountain Coffee Roasters                          2,221(b)              185,387
J&J Snack Foods                                        18,888                 708,678
Lancaster Colony                                        1,676                  77,213
Overhill Farms                                          9,873(b)               53,610
Sanderson Farms                                         5,691(d)              248,185
TreeHouse Foods                                        23,289(b,d)            622,515
                                                                      ---------------
Total                                                                       2,811,458
-------------------------------------------------------------------------------------

GAS UTILITIES (0.8%)
Atmos Energy                                            9,977                 239,449
Laclede Group                                           6,592                 204,879
New Jersey Resources                                    5,235                 174,168
Northwest Natural Gas                                   1,208(d)               51,268
South Jersey Inds                                       3,143                 104,913
Southwest Gas                                           1,643                  34,142
UGI                                                     8,304                 200,209
                                                                      ---------------
Total                                                                       1,009,028
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.5%)
Abaxis                                                  5,700(b,d)             99,693
American Medical Systems Holdings                       9,997(b)              151,654
Conmed                                                  4,702(b,d)             74,057
Cooper Companies                                       31,080(d)              823,931
Cyberonics                                              4,161(b)               60,293
Edwards Lifesciences                                      937(b)               59,818
Greatbatch                                              8,182(b,d)            169,040
Haemonetics                                             2,532(b)              134,778
ICU Medical                                             1,604(b,d)             58,001
IDEXX Laboratories                                      8,500(b,d)            355,725
Immucor                                                37,800(b)              568,890
Integra LifeSciences Holdings                          26,100(b,d)            677,556
Invacare                                               11,973(d)              203,302
Kensey Nash                                             3,602(b,d)             90,194
Natus Medical                                          12,100(b,d)            123,662
STERIS                                                  1,078(d)               25,473
Symmetry Medical                                       63,800(b)              490,622
Thoratec                                                5,486(b,d)            137,589
                                                                      ---------------
Total                                                                       4,304,278
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (6.4%)
Air Methods                                            17,500(b,d)            461,825
Amedisys                                               24,900(b,d)            757,458
AMERIGROUP                                             22,096(b)              637,691
AmSurg                                                  1,041(b,d)             19,446
CardioNet                                               7,100(b,d)            125,741
Catalyst Health Solutions                              37,080(b,d)            793,140
Centene                                                31,050(b,d)            564,489
Emergency Medical Services Cl A                         3,609(b)              111,879
Gentiva Health Services                                 3,349(b)               53,350
HealthSpring                                            6,293(b)               61,105
HMS Holdings                                            2,732(b,d)             96,030
LHC Group                                              11,231(b)              259,099
LifePoint Hospitals                                    23,200(b,d)            632,200
Magellan Health Services                                3,970(b)              118,544
Molina Healthcare                                       1,817(b)               43,499
MWI Veterinary Supply                                   6,972(b,d)            203,792
PharMerica                                              4,005(b,d)             70,248
PSS World Medical                                      69,282(b,d)          1,113,361
Psychiatric Solutions                                  39,900(b,d)            736,155


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
RehabCare Group                                         2,073(b)              $45,233
VCA Antech                                             40,200(b,d)            975,653
                                                                      ---------------
Total                                                                       7,879,938
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.3%)
Phase Forward                                          27,700(b)              387,800
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
AFC Enterprises                                        12,581(b)               87,564
Bally Technologies                                      4,166(b,d)            116,648
CEC Entertainment                                       9,603(b)              308,544
Cheesecake Factory                                     18,200(b)              311,402
Chipotle Mexican Grill Cl B                             4,000(b,d)            272,880
Choice Hotels Intl                                      5,287(d)              144,282
Cracker Barrel Old Country Store                        2,758(d)               86,656
Einstein Noah Restaurant Group                            968(b)                7,638
Isle of Capri Casinos                                   1,370(b,d)             18,002
Panera Bread Cl A                                       3,359(b)              178,833
PF Chang's China Bistro                                 3,294(b,d)            105,210
Ruth's Hospitality Group                                2,293(b)                8,851
Texas Roadhouse Cl A                                   48,600(b,d)            565,219
WMS Inds                                                6,388(b,d)            226,582
                                                                      ---------------
Total                                                                       2,438,311
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Harman Intl Inds                                        3,698                  68,931
Meritage Homes                                          3,816(b)               79,640
Mohawk Inds                                             4,600(b)              176,042
Universal Electronics                                  27,217(b)              533,997
                                                                      ---------------
Total                                                                         858,610
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.1%)
Central Garden & Pet Cl A                               8,945(b)               88,108
-------------------------------------------------------------------------------------

INSURANCE (5.7%)
Allied World Assurance Holdings                         5,378(c)              203,020
American Financial Group                                8,233                 176,351
Amerisafe                                               4,590(b,d)             74,129
Aspen Insurance Holdings                               26,922(c)              621,629
Brown & Brown                                          41,400                 798,192
Delphi Financial Group Cl A                             5,199(d)               98,989
HCC Insurance Holdings                                 55,850(d)            1,378,936
Montpelier Re Holdings                                 15,500(c)              207,390
Navigators Group                                        1,557(b)               68,103
Platinum Underwriters Holdings                          3,978(c)              114,686
Protective Life                                        32,800(d)              405,408
RLI                                                    18,700(d)              876,282
StanCorp Financial Group                               33,100               1,026,761
Tower Group                                            28,214(d)              674,032
United Fire & Casualty                                  3,590(d)               62,502
Validus Holdings                                        7,420(c)              169,250
                                                                      ---------------
Total                                                                       6,955,660
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
NutriSystem                                             3,551                  48,649
PetMed Express                                         24,173(b,d)            353,409
Ticketmaster Entertainment                              4,749(b)               36,947
                                                                      ---------------
Total                                                                         439,005
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.9%)
DealerTrack Holdings                                   31,700(b,d)            454,895
Dice Holdings                                           1,079(b)                5,125
Digital River                                          16,100(b,d)            613,892
EarthLink                                              24,488(b,d)            191,986
Equinix                                                 3,200(b)              238,080
GSI Commerce                                           16,600(b,d)            213,476
j2 Global Communications                                7,125(b)              158,888
Open Text                                               2,943(b,c)            103,682
SAVVIS                                                 19,900(b)              234,223
United Online                                          10,034                  64,218
                                                                      ---------------
Total                                                                       2,278,465
-------------------------------------------------------------------------------------

IT SERVICES (2.6%)
Acxiom                                                 15,924                 170,228
Alliance Data Systems                                   8,400(b,d)            340,200
Broadridge Financial Solutions                          9,304                 154,074
CACI Intl Cl A                                          3,784(b)              145,192
Ciber                                                  10,886(b)               34,944
CSG Systems Intl                                       17,755(b)              244,486
CyberSource                                             7,247(b,d)             94,211
Global Cash Access Holdings                            14,931(b,d)            104,218
Global Payments                                        28,900               1,039,244


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
IT SERVICES (CONT.)
Heartland Payment Systems                               2,765                 $21,152
Hewitt Associates Cl A                                  4,332(b)              125,628
Integral Systems                                       15,700(b)              119,320
SAIC                                                    5,210(b)               91,019
Wright Express                                         18,709(b)              465,293
                                                                      ---------------
Total                                                                       3,149,209
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
JAKKS Pacific                                           3,425(b)               43,669
Polaris Inds                                            5,021                 159,517
Sport Supply Group                                      1,374                  10,291
                                                                      ---------------
Total                                                                         213,477
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (2.5%)
Bio-Rad Laboratories Cl A                               1,029(b)               76,599
Dionex                                                  2,306(b)              129,966
ICON ADR                                               47,300(b,c)            824,912
Kendle Intl                                            20,400(b)              212,160
Life Technologies                                       1,876(b)               72,751
PerkinElmer                                            50,800                 826,516
Techne                                                 14,500                 873,915
                                                                      ---------------
Total                                                                       3,016,819
-------------------------------------------------------------------------------------

MACHINERY (4.2%)
Actuant Cl A                                           43,400(d)              532,952
Altra Holdings                                          2,540(b)               16,764
Blount Intl                                             1,355(b)               11,368
Chart Inds                                             10,272(b,d)            218,075
CIRCOR Intl                                             2,078                  50,703
Clarcor                                                27,200(d)              779,552
EnPro Inds                                              4,830(b,d)             85,056
ESCO Technologies                                       1,823(b)               74,050
Gardner Denver                                         13,926(b,d)            394,663
Graco                                                  23,100                 514,899
IDEX                                                   47,980(d)            1,120,334
Lydall                                                  1,776(b)                6,553
RBC Bearings                                           38,700(b,d)            714,015
Robbins & Myers                                        12,632                 241,776
Timken                                                  8,646                 146,204
Toro                                                    3,295(d)              101,486
Watts Water Technologies Cl A                           3,672                  75,313
                                                                      ---------------
Total                                                                       5,083,763
-------------------------------------------------------------------------------------

MARINE (0.3%)
Kirby                                                  10,318(b,d)            346,891
-------------------------------------------------------------------------------------

MEDIA (1.5%)
CTC Media                                               1,964(b,c)             19,463
DreamWorks Animation SKG Cl A                             467(b)               13,011
John Wiley & Sons Cl A                                 30,500                 964,105
Mediacom Communications Cl A                            2,889(b)               17,305
Regal Entertainment Group Cl A                         62,900                 802,604
                                                                      ---------------
Total                                                                       1,816,488
-------------------------------------------------------------------------------------

METALS & MINING (1.2%)
Brush Engineered Materials                              2,550(b,d)             39,143
Compass Minerals Intl                                   2,818(d)              151,129
Eldorado Gold                                          61,000(b,c)            605,120
Reliance Steel & Aluminum                              16,800                 638,232
                                                                      ---------------
Total                                                                       1,433,624
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Dollar Tree                                             3,912(b)              175,140
Fred's Cl A                                             4,995                  64,086
                                                                      ---------------
Total                                                                         239,226
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.2%)
CH Energy Group                                         1,203                  49,888
NorthWestern                                            9,300                 199,299
                                                                      ---------------
Total                                                                         249,187
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Zebra Technologies Cl A                                 6,308(b,d)            137,704
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.7%)
Alpha Natural Resources                                18,713(b)              515,543
Arena Resources                                        20,200(b,d)            723,564
Bill Barrett                                           15,500(b)              527,465
Comstock Resources                                     26,100(b)            1,039,563
Concho Resources                                       30,600(b)              980,730
Denbury Resources                                      15,000(b)              257,850
Encore Acquisition                                      3,700(b)              131,313
EXCO Resources                                         70,600(b,d)          1,086,535
Penn Virginia                                           4,394(d)               84,013
Petroleum Development                                   1,902(b)               34,445


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
St. Mary Land & Exploration                             6,597(d)             $142,891
Stone Energy                                            3,854(b,d)             32,566
World Fuel Services                                     3,759(d)              159,532
                                                                      ---------------
Total                                                                       5,716,010
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Buckeye Technologies                                   12,750(b)               64,643
Clearwater Paper                                        1,908(b)               45,162
Kapstone Paper and Packaging                            5,839(b)               24,816
                                                                      ---------------
Total                                                                         134,621
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Chattem                                                 1,730(b,d)            103,333
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
King Pharmaceuticals                                   15,575(b)              147,340
Matrixx Initiatives                                       623(b)               11,594
Medicis Pharmaceutical Cl A                             9,995(d)              157,121
Perrigo                                                 8,100(d)              217,565
Questcor Pharmaceuticals                                2,279(b,d)              9,709
Sucampo Pharmaceuticals Cl A                            1,023(b,d)              5,739
ViroPharma                                              9,726(b)               67,596
                                                                      ---------------
Total                                                                         616,664
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (3.9%)
Administaff                                            17,600                 378,400
Advisory Board                                         18,300(b,d)            424,560
COMSYS IT Partners                                     12,624(b)               63,877
FTI Consulting                                         20,400(b,d)          1,024,488
Heidrick & Struggles Intl                               2,025(d)               37,159
Huron Consulting Group                                  6,700(b,d)            307,061
Kforce                                                 41,600(b,d)            387,296
MPS Group                                              55,200(b)              418,968
On Assignment                                           1,597(b)                5,701
Resources Connection                                   41,800(b,d)            774,554
Robert Half Intl                                       35,000(d)              748,650
School Specialty                                        4,900(b,d)             93,198
Spherion                                                2,000(b)                6,880
Watson Wyatt Worldwide Cl A                             1,790(d)               67,913
                                                                      ---------------
Total                                                                       4,738,705
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.2%)
Colonial Properties Trust                               8,098                  63,002
Corporate Office Properties Trust                       2,168                  64,346
Equity Lifestyle Properties                             7,845(d)              307,838
Extra Space Storage                                     4,266(d)               32,038
Gladstone Commercial                                   23,800                 278,698
Hatteras Financial                                      4,700                 117,124
Highwoods Properties                                    5,200                 117,624
Home Properties                                         3,926                 130,736
Kilroy Realty                                           4,193(d)               89,269
Mack-Cali Realty                                        5,975(d)              147,642
MFA Financial                                         147,700                 924,602
Mid-America Apartment Communities                       9,305(d)              337,678
Natl Retail Properties                                  9,578(d)              163,880
PS Business Parks                                       2,862(d)              128,418
Realty Income                                           3,196(d)               68,618
Senior Housing Properties Trust                        13,890                 232,658
Sovran Self Storage                                     2,718                  65,667
Sunstone Hotel Investors                               40,715(d)              236,554
Tanger Factory Outlet Centers                           4,024                 130,217
Taubman Centers                                        10,888(d)              269,369
                                                                      ---------------
Total                                                                       3,905,978
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Jones Lang LaSalle                                     11,300(d)              396,065
Thomas Properties Group                                30,500                  45,445
                                                                      ---------------
Total                                                                         441,510
-------------------------------------------------------------------------------------

ROAD & RAIL (2.8%)
Arkansas Best                                           2,698                  75,841
Genesee & Wyoming Cl A                                  2,600(b,d)             75,192
Heartland Express                                      77,713(d)            1,220,094
JB Hunt Transport Services                             27,800                 854,294


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
ROAD & RAIL (CONT.)
Knight Transportation                                  62,872(d)           $1,115,349
Old Dominion Freight Line                               2,922(b,d)             86,053
                                                                      ---------------
Total                                                                       3,426,823
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.8%)
Actel                                                   1,568(b,d)             17,687
Advanced Energy Inds                                    2,403(b,d)             22,708
ASM Intl                                                8,095(b,c,d)          114,463
Atheros Communications                                  7,600(b)              127,376
ATMI                                                   19,100(b,d)            309,993
Cavium Networks                                        39,300(b,d)            567,492
Cirrus Logic                                            1,195(b)                4,649
Cohu                                                    1,028                   9,509
Cypress Semiconductor                                  30,326(b)              260,804
Exar                                                    6,894(b,d)             44,535
FEI                                                     4,698(b)              102,228
FormFactor                                             28,300(b,d)            513,645
Integrated Device Technology                            9,473(b)               53,333
Micrel                                                  2,980                  21,903
MKS Instruments                                         5,348(b)               72,251
Pericom Semiconductor                                   3,093(b)               29,229
Power Integrations                                     63,000(d)            1,389,781
Rudolph Technologies                                    3,725(b,d)             16,502
Semtech                                                37,004(b)              595,394
Silicon Image                                          22,453(b)               53,214
Silicon Laboratories                                    1,841(b,d)             61,894
Skyworks Solutions                                     35,174(b)              335,208
Standard Microsystems                                   7,983(b,d)            147,207
Ultratech                                               1,480(b)               18,589
Varian Semiconductor Equipment Associates               7,948(b,d)            186,937
Verigy                                                 57,200(b,c)            686,400
Volterra Semiconductor                                  6,093(b)               83,230
                                                                      ---------------
Total                                                                       5,846,161
-------------------------------------------------------------------------------------

SOFTWARE (3.3%)
Blackbaud                                              36,400(d)              504,868
Blackboard                                              2,100(b,d)             60,522
CommVault Systems                                      34,100(b,d)            421,135
Epicor Software                                         5,693(b,d)             29,262
Informatica                                            11,431(b,d)            186,668
JDA Software Group                                      3,624(b)               53,998
Manhattan Associates                                    1,411(b,d)             24,819
Mentor Graphics                                         8,089(b)               45,460
NetScout Systems                                        3,709(b)               34,790
Progress Software                                       4,980(b)              111,652
Quest Software                                         41,003(b)              529,759
Rosetta Stone                                           1,900(b)               45,809
Soapstone Networks                                      6,236(b)               23,634
SolarWinds                                                500(b,d)              7,500
Solera Holdings                                        46,500(b)            1,064,851
SPSS                                                    5,313(b,d)            177,295
Sybase                                                  8,919(b,d)            290,135
Synopsys                                               11,828(b,d)            230,409
Take-Two Interactive Software                          10,330                  89,458
Taleo Cl A                                              3,768(b)               58,404
Tyler Technologies                                      3,556(b,d)             59,741
                                                                      ---------------
Total                                                                       4,050,169
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.8%)
Aaron Rents                                             9,080                 295,736
Aeropostale                                             3,668(b)              126,986
Cabela's                                                4,890(b)               64,988
Cato Cl A                                               3,742                  71,996
Children's Place Retail Stores                          3,106(b,d)            111,536
Dress Barn                                              5,667(b,d)             89,709
Finish Line Cl A                                        6,919                  47,810
Genesco                                                11,410(b)              294,264
GUESS?                                                  7,100                 183,322
Hibbett Sports                                          3,497(b,d)             63,051
Hot Topic                                              11,610(b,d)             83,708
Jo-Ann Stores                                          14,190(b,d)            306,646
Midas                                                     638(b)                6,380
Stage Stores                                            5,123                  62,142
Tractor Supply                                          4,942(b,d)            189,674
Wet Seal Cl A                                          79,800(b)              251,370
                                                                      ---------------
Total                                                                       2,249,318
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Carter's                                                7,049(b,d)            166,709
Fossil                                                  5,518(b,d)            123,493
Maidenform Brands                                       2,382(b)               30,775
Steven Madden                                           1,847(b)               50,275
True Religion Apparel                                   2,211(b,d)             50,986
UniFirst                                                2,010                  68,642
Volcom                                                 34,425(b,d)            470,590


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
TEXTILES, APPAREL & LUXURY GOODS (CONT.)
Warnaco Group                                          26,600(b)             $840,559
Wolverine World Wide                                    6,212(d)              123,060
                                                                      ---------------
Total                                                                       1,925,089
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.3%)
Charter Financial                                         679                   7,231
First Niagara Financial Group                           6,036                  76,597
Provident Financial Services                            6,552(d)               64,472
Trustco Bank NY                                        10,169                  57,353
WSFS Financial                                          5,400                 143,262
                                                                      ---------------
Total                                                                         348,915
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (2.6%)
Beacon Roofing Supply                                  58,637(b)              850,237
Interline Brands                                       26,200(b)              349,770
Rush Enterprises Cl A                                  38,700(b)              451,629
Watsco                                                 27,900(d)            1,373,516
WESCO Intl                                              6,375(b,d)            170,404
                                                                      ---------------
Total                                                                       3,195,556
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
SBA Communications Cl A                                44,100(b,d)          1,127,637
Syniverse Holdings                                      9,898(b,d)            147,975
                                                                      ---------------
Total                                                                       1,275,612
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $135,864,715)                                                     $119,489,959
-------------------------------------------------------------------------------------




MONEY MARKET FUND (1.6%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.27%               1,979,972(e)         $1,979,972
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,979,972)                                                         $1,979,972
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (27.3%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     33,341,079           $33,341,079
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $33,341,079)                                                       $33,341,079
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $171,185,766)(f)                                                  $154,811,010
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2009, the value of foreign securities represented 3.7% of net assets.

(d) At May 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2009.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(f) At May 31, 2009, the cost of securities for federal income tax purposes was $174,102,035 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $7,822,227
     Unrealized depreciation                         (27,113,252)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(19,291,025)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosures relating to the fair valuation of securities for financial statement purposes.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

                                          FAIR VALUE AT MAY 31, 2009
                          ----------------------------------------------------------
                               LEVEL 1        LEVEL 2
                            QUOTED PRICES      OTHER        LEVEL 3
                              IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                             MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION               IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
------------------------------------------------------------------------------------
Investments in
  securities                 $154,811,010        $--          $--       $154,811,010





--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
MAY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $135,864,715)                       $119,489,959
  Affiliated money market fund (identified cost $1,979,972)                     1,979,972
  Investments of cash collateral received for securities on loan
    (identified cost $33,341,079)                                              33,341,079
-----------------------------------------------------------------------------------------
Total investments in securities (identified cost $171,185,766)                154,811,010
Capital shares receivable                                                          30,239
Dividends and accrued interest receivable                                          58,767
Receivable for investment securities sold                                       1,299,997
-----------------------------------------------------------------------------------------
Total assets                                                                  156,200,013
-----------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                            155,536
Payable for investment securities purchased                                       537,332
Payable upon return of securities loaned                                       33,341,079
Accrued investment management services fees                                         3,201
Accrued distribution fees                                                          23,850
Accrued transfer agency fees                                                        1,280
Accrued administrative services fees                                                  264
Accrued plan administration services fees                                             416
Other accrued expenses                                                            100,001
-----------------------------------------------------------------------------------------
Total liabilities                                                              34,162,959
-----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $122,037,054
-----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                              $    358,193
Additional paid-in capital                                                    206,681,552
Excess of distributions over net investment income                                 (2,002)
Accumulated net realized gain (loss)                                          (68,625,933)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          (16,374,756)
-----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $122,037,054
-----------------------------------------------------------------------------------------
*Including securities on loan, at value                                      $ 32,966,636
-----------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $106,851,808           31,129,071                       $3.43(1)
Class B                     $ 11,759,149            3,675,291                       $3.20
Class C                     $  1,271,635              397,882                       $3.20
Class I                     $      6,010                1,724                       $3.49
Class R4                    $  2,148,452              615,294                       $3.49
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $3.64. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED MAY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,674,962
Interest                                                                  1,240
Income distributions from affiliated money market fund                  125,753
Fee income from securities lending                                      112,891
  Less foreign taxes withheld                                            (1,350)
-------------------------------------------------------------------------------
Total income                                                          1,913,496
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,381,155
Distribution fees
  Class A                                                               326,818
  Class B                                                               153,089
  Class C                                                                14,814
Transfer agency fees
  Class A                                                               449,579
  Class B                                                                55,774
  Class C                                                                 5,293
  Class R4                                                                1,146
Administrative services fees                                            119,853
Plan administration services fees -- Class R4                             5,730
Compensation of board members                                             4,261
Custodian fees                                                           95,040
Printing and postage                                                     69,026
Registration fees                                                        43,390
Professional fees                                                        31,674
Other                                                                     7,800
-------------------------------------------------------------------------------
Total expenses                                                        2,764,442
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (684,841)
  Earnings and bank fee credits on cash balances                         (1,991)
-------------------------------------------------------------------------------
Total net expenses                                                    2,077,610
-------------------------------------------------------------------------------
Investment income (loss) -- net                                        (164,114)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                   (46,439,858)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (33,395,591)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (79,835,449)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(79,999,563)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED MAY 31,                                                          2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    (164,114) $ (1,425,180)
Net realized gain (loss) on investments                              (46,439,858)   11,450,219
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (33,395,591)  (43,720,670)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (79,999,563)  (33,695,631)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                   --   (26,018,403)
    Class B                                                                   --    (3,775,350)
    Class C                                                                   --      (323,974)
    Class I                                                                   --        (1,236)
    Class R4                                                                  --      (413,170)
----------------------------------------------------------------------------------------------
Total distributions                                                           --   (30,532,133)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                      17,713,321    20,007,195
  Class B shares                                                       1,640,368     2,573,166
  Class C shares                                                         309,004       284,363
  Class R4 shares                                                        530,053       693,992
Reinvestment of distributions at net asset value
  Class A shares                                                              --    25,538,787
  Class B shares                                                              --     3,719,181
  Class C shares                                                              --       315,340
  Class R4 shares                                                             --       411,736
Payments for redemptions
  Class A shares                                                     (37,297,795)  (69,479,034)
  Class B shares                                                      (7,033,848)  (16,314,699)
  Class C shares                                                        (501,583)   (1,027,889)
  Class R4 shares                                                       (453,266)   (1,130,329)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (25,093,746)  (34,408,191)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (105,093,309)  (98,635,955)
Net assets at beginning of year                                      227,130,363   325,766,318
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 122,037,054  $227,130,363
----------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $      (2,002) $     (2,551)
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $5.38        $6.79        $6.01        $5.81        $5.63
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .00(b),(c)  (.03)(b)     (.03)        (.04)        (.04)
Net gains (losses) (both realized and
 unrealized)                                         (1.95)        (.66)        1.05          .98          .86
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.95)        (.69)        1.02          .94          .82
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.72)        (.24)        (.74)        (.64)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.43        $5.38        $6.79        $6.01        $5.81
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $107         $196         $275         $302         $123
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.76%        1.69%        1.58%        1.76%        1.81%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     1.30%        1.31%        1.32%        1.51%        1.55%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.03%)       (.45%)       (.50%)       (.74%)       (.84%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                67%         106%          70%          88%          88%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (36.25%)      (9.95%)      17.57%       16.60%       14.62%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.30% for the year ended May 31, 2008.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $5.05        $6.47        $5.79        $5.66        $5.54
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.03)(b)     (.07)(b)     (.08)        (.09)        (.08)
Net gains (losses) (both realized and
 unrealized)                                         (1.82)        (.63)        1.00          .96          .84
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.85)        (.70)         .92          .87          .76
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.72)        (.24)        (.74)        (.64)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.20        $5.05        $6.47        $5.79        $5.66
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $12          $26          $44          $60          $46
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.53%        2.45%        2.35%        2.54%        2.58%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.07%        2.07%        2.09%        2.29%        2.31%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.80%)      (1.21%)      (1.27%)      (1.53%)      (1.60%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                67%         106%          70%          88%          88%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (36.63%)     (10.65%)      16.49%       15.76%       13.73%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.06% for the year ended May 31, 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $5.04        $6.46        $5.78        $5.65        $5.53
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.03)(b)     (.07)(b)     (.08)        (.09)        (.09)
Net gains (losses) (both realized and
 unrealized)                                         (1.81)        (.63)        1.00          .96          .85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.84)        (.70)         .92          .87          .76
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.72)        (.24)        (.74)        (.64)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.20        $5.04        $6.46        $5.78        $5.65
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $1           $2           $3           $4           $4
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.52%        2.45%        2.34%        2.54%        2.57%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.06%        2.07%        2.09%        2.29%        2.31%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.79%)      (1.22%)      (1.26%)      (1.53%)      (1.60%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                67%         106%          70%          88%          88%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (36.51%)     (10.66%)      16.52%       15.78%       13.74%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.06% for the year ended May 31, 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $5.43        $6.83        $6.09        $5.86        $5.66
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .02(b)       .00(b),(c)    --         (.03)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         (1.96)        (.68)         .98         1.00          .87
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.94)        (.68)         .98          .97          .84
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.72)        (.24)        (.74)        (.64)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.49        $5.43        $6.83        $6.09        $5.86
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $14           $7
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.17%        1.19%        1.09%        1.29%        1.32%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                      .85%         .90%         .97%        1.24%        1.30%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .53%        (.05%)       (.06%)       (.47%)       (.59%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                67%         106%          70%          88%          88%
--------------------------------------------------------------------------------------------------------------
Total return                                       (35.73%)      (9.75%)      16.68%       16.98%       14.89%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits in the periods in which they occurred were less than 0.01% of average net assets for the years ended May 31, 2009 and May 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $5.46        $6.87        $6.07        $5.85        $5.65
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)      (.02)(b)     (.02)        (.03)        (.04)
Net gains (losses) (both realized and
 unrealized)                                         (1.98)        (.67)        1.06          .99          .88
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.97)        (.69)        1.04          .96          .84
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.72)        (.24)        (.74)        (.64)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.49        $5.46        $6.87        $6.07        $5.85
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2           $3           $4           $4          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.47%        1.50%        1.39%        1.53%        1.63%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.14%        1.16%        1.15%        1.30%        1.37%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .15%        (.29%)       (.33%)       (.50%)       (.67%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                67%         106%          70%          88%          88%
--------------------------------------------------------------------------------------------------------------
Total return                                       (36.08%)      (9.84%)      17.72%       16.84%       14.92%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.15% for the year ended May 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Small Cap Equity Fund (the Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities issued by small companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements

--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE) and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $164,663 and accumulated net realized loss has been decreased by $60,013 resulting in a net reclassification adjustment to decrease paid-in capital by $224,676.

The tax character of distributions paid for the years indicated is as follows:

                                            YEAR ENDED MAY 31,
                                     2009                       2008
                           -----------------------   --------------------------
                           ORDINARY     LONG-TERM      ORDINARY      LONG-TERM
                            INCOME    CAPITAL GAIN      INCOME     CAPITAL GAIN
-------------------------------------------------------------------------------
Class A                       $--          $--       $11,860,160    $14,158,243
Class B                        --           --         1,721,466      2,053,884
Class C                        --           --           147,725        176,249
Class I                        --           --               564            672
Class R4                       --           --           188,389        224,781


At May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................   $         --
Undistributed accumulated long-term gain.......   $         --
Accumulated realized loss......................   $(65,709,663)
Unrealized appreciation (depreciation).........   $(19,293,028)


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At May 31, 2009, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. At May 31, 2009, and for the year then ended, the Fund had no transactions or investments in derivatives within the scope of this statement.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum

--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $72,062 for the year ended May 31, 2009. The management fee for the year ended May 31, 2009, was 0.92% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Jennison Associates LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's net assets increase. The fee for the year ended May 31, 2009, was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2009 other expenses paid to this company were $1,220.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $499,000 and $19,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $105,900 for Class A, $8,810 for Class B and $90 for Class C for the year ended May 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.30%
Class B.............................................  2.07
Class C.............................................  2.06
Class I.............................................  0.85
Class R4............................................  1.14


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $187,022
Class B..........................................    21,902
Class C..........................................     2,149


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $384


The management fees waived/reimbursed at the Fund level were $473,384.

Under an agreement which was effective until May 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.35%
Class B.............................................  2.12
Class C.............................................  2.11
Class I.............................................  0.90
Class R4............................................  1.20


Effective June 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

performance incentive adjustment, will not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.33%
Class B.............................................  2.10
Class C.............................................  2.09
Class I.............................................  0.88
Class R4............................................  1.18


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended May 31, 2009, the Fund's custodian and transfer agency fees were reduced by $1,991 as a result of earnings and bank fee credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from June 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $115,845 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $101,165,098 and $123,785,106, respectively, for the year ended May 31, 2009. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $141 for the year ended May 31, 2009.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        YEAR ENDED MAY 31, 2009
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               4,702,151           --    (10,040,709)      (5,338,558)
Class B                 458,438           --     (1,858,014)      (1,399,576)
Class C                  87,450           --       (133,123)         (45,673)
Class R4                154,684           --       (125,936)          28,748




--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                        YEAR ENDED MAY 31, 2008
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               3,398,616    4,864,531    (12,271,465)      (4,008,318)
Class B                 475,145      751,350     (2,898,020)      (1,671,525)
Class C                  53,331       63,834       (194,699)         (77,534)
Class R4                122,244       77,249       (203,472)          (3,979)


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At May 31, 2009, securities valued at $32,966,636 were on loan, secured by cash collateral of $33,341,079 invested in short-term securities or in cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $78,576 earned from securities lending from Dec. 1, 2008 through May 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $1,257 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $34,315 earned from securities lending from June 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $42,127,815 and $51,398,026, respectively, for the year ended May 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2009, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing

--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $22,559,518 at May 31, 2009, that if not offset by capital gains will expire as follows:


   2010           2017
$7,164,740    $15,394,778


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At May 31, 2009, the Fund had a post-October loss of $43,150,145 that is treated for income tax purposes as occurring on June 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

On June 11, 2009, the Fund's Board of Directors approved in principle the merger of the Fund into Seligman Smaller-Cap Value Fund. Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2009 or the first quarter of 2010, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2010.


--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Small Cap Equity Fund (the
Fund) (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners Small Cap Equity Fund of the RiverSource Managers Series, Inc. at May 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2009


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal period ended May 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 149 funds, which includes 105 RiverSource funds and 44 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  57

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds"). In addition, under the subadvisory agreements (the "Subadvisory Agreements") between RiverSource Investments and each subadviser (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of each of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making these determinations. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall

--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved. Additionally, the Board reviewed the performance of each of the Subadvisers and RiverSource Investments' processes for monitoring the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization)

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  59

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009,

--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2009 ANNUAL REPORT  61

RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6237 M (7/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS SMALL CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE PARTNERS SMALL CAP VALUE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
APPRECIATION.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                                  (SINGLE STRATEGY ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   16

Fund Expenses Example..............   18

Portfolio of Investments...........   21

Statement of Assets and
  Liabilities......................   30

Statement of Operations............   32

Statements of Changes in Net
  Assets...........................   34

Financial Highlights...............   36

Notes to Financial Statements......   44

Report of Independent Registered
  Public Accounting Firm...........   59

Federal Income Tax Information.....   61

Board Members and Officers.........   62

Approval of Investment Management
  Services Agreement...............   66

Proxy Voting.......................   69




--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Small Cap Value Fund (the Fund) Class A shares declined
  29.18% (excluding sales charges) for the 12-month period ended May 31, 2009.

> The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which declined 32.20% during the same 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper Small-
  Cap Value Funds Index, which fell 30.50% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2009)
--------------------------------------------------------------------------------


                                                              Since
                                                            inception
                                  1 year  3 years  5 years   6/18/01
---------------------------------------------------------------------
RiverSource Partners Small Cap
  Value Fund Class A (excluding
  sales charge)                  -29.18%  -10.34%   -0.98%    +3.32%
---------------------------------------------------------------------
Russell 2000 Value Index
  (unmanaged)                    -32.20%  -11.62%   -1.24%    +3.42%
---------------------------------------------------------------------
Lipper Small-Cap Value Funds
  Index                          -30.50%  -10.16%   -0.25%    +4.28%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/18/01)        -29.18%  -10.34%   -0.98%    +3.32%
-----------------------------------------------------------------------
Class B (inception 6/18/01)        -29.73%  -11.00%   -1.54%    +2.71%
-----------------------------------------------------------------------
Class C (inception 6/18/01)        -29.89%  -11.11%   -1.62%    +2.70%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -28.95%   -9.94%   -0.62%    -1.26%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -29.62%     N/A      N/A    -15.66%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -29.38%     N/A      N/A    -15.29%
-----------------------------------------------------------------------
Class R4 (inception 6/18/01)       -29.11%  -10.10%   -0.82%    +3.48%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -29.05%     N/A      N/A    -15.01%
-----------------------------------------------------------------------

With sales charge
Class A (inception 6/18/01)        -33.25%  -12.09%   -2.14%    +2.55%
-----------------------------------------------------------------------
Class B (inception 6/18/01)        -33.24%  -11.82%   -1.74%    +2.71%
-----------------------------------------------------------------------
Class C (inception 6/18/01)        -30.59%  -11.11%   -1.62%    +2.70%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third* years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

* For Class B shares purchased on or after June 13, 2009, the CDSC percentage for the third year will be 3%.


--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO*
(as of the current prospectus)
--------------------------------------------------------------------------------

                                             Net fund and
                 Total fund    Net fund   acquired fund fees
                  expenses   expenses(a)    and expenses(b)
------------------------------------------------------------
Class A             1.79%       1.36%            1.37%
------------------------------------------------------------
Class B             2.56%       2.14%            2.15%
------------------------------------------------------------
Class C             2.55%       2.12%            2.13%
------------------------------------------------------------
Class I             1.18%       0.91%            0.92%
------------------------------------------------------------
Class R2            1.92%       1.71%            1.72%
------------------------------------------------------------
Class R3            1.76%       1.46%            1.47%
------------------------------------------------------------
Class R4            1.42%       1.21%            1.22%
------------------------------------------------------------
Class R5            1.18%       0.96%            0.97%
------------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.07% for the year ended May 31, 2009), will not exceed 1.43% for Class A, 2.21% for Class B, 2.19% for Class C, 0.98% for Class I, 1.78% for Class R2, 1.53% for Class R3, 1.28% for Class R4 and 1.03% for Class R5.
(b) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "acquired fund fees and expenses," based on its investment in the acquired funds, was 0.01% for the year ended May 31, 2009.



* Fund expense ratios are calculated based on the fund's average net assets during the fund's most recently completed fiscal year, and have not been adjusted for current asset levels, including any decrease or increase in assets, which, if adjusted, would result in expense ratios that are higher or lower, respectively, than those that are expressed herein. Any fee waivers/expense caps would limit the impact that any decrease in assets will have on net expense ratios in the current fiscal year.

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



RiverSource Partners Small Cap Value Fund is managed by four independent money management firms that each invest a portion of Fund assets in small company value stocks with the goal of providing long-term capital appreciation. As of May 31, 2009, Donald Smith & Co., Inc. (Donald Smith) managed approximately 27%; Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 26%; Metropolitan West Capital Management, LLC (MetWest Capital) managed approximately 26%; and Federated MDTA LLC (MDTA) managed approximately 21% of the Fund's assets.

Dear Shareholders,

RiverSource Partners Small Cap Value Fund (the Fund) Class A shares declined 29.18% (excluding sales charge) for the 12-months ended May 31, 2009. The Fund outperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which fell 32.20%. The Fund also

SECTOR DIVERSIFICATION(1) (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     19.8%
------------------------------------------------
Consumer Staples                            3.5%
------------------------------------------------
Energy                                      4.5%
------------------------------------------------
Financials                                 15.2%
------------------------------------------------
Health Care                                 5.0%
------------------------------------------------
Industrials                                15.0%
------------------------------------------------
Information Technology                     18.7%
------------------------------------------------
Materials                                   2.6%
------------------------------------------------
Telecommunication Services                  0.6%
------------------------------------------------
Utilities                                   4.6%
------------------------------------------------
Other(2)                                   10.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of May 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which lost 30.50% for the period.

SIGNIFICANT PERFORMANCE FACTORS
DONALD SMITH: While our universe of low price/book value stocks did not perform particularly well over this time period, the outstanding performance of a few major holdings and healthy cash positions that mitigated the market's decline led to the Fund's outperformance, relative to the benchmark. We purchased a number of new stocks when the market was approaching its lows that have performed well including: ROYAL CARIBBEAN CRUISES, CELESTICA, MICRON TECHNOLOGY, NV ENERGY, LOUISIANA-PACIFIC, PUGET ENERGY, PINNACLE WEST CAPITAL and STILLWATER MINING. All achieved minimum double digit gains, as did ALASKA AIR and 3COM. Areas that performed poorly were generally subject to the economic downturn, such as technology, retail, paper and auto parts. Detractors included DILLARD'S, DANA HOLDING, VISTEON, DOMTAR, MI DEVELOPMENTS and SPANSION.

BARROW HANLEY: Underperformance in our segment of the Fund during the fiscal year was mainly attributable to performance in the information technology and materials sectors. Within information technology, large declines of LITTELFUSE, BROOKS AUTOMATION, MENTOR GRAPHICS and VISHAY INTERTECHNOLOGY took their toll on relative performance. Our sole

TOP TEN HOLDINGS (at May 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

3Com                                        1.4%
------------------------------------------------
Ameristar Casinos                           1.3%
------------------------------------------------
Air France-KLM ADR                          1.2%
------------------------------------------------
Celestica                                   1.1%
------------------------------------------------
Men's Wearhouse                             1.1%
------------------------------------------------
IPC Holdings                                1.1%
------------------------------------------------
Plexus                                      1.1%
------------------------------------------------
Vishay Intertechnology                      1.0%
------------------------------------------------
Royal Caribbean Cruises                     0.9%
------------------------------------------------
Oshkosh                                     0.9%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


position in the chemicals industry, POLYONE, negatively affected our portfolio's exposure to the entire materials sector. Also negatively influencing relative performance versus the Russell Index was our overweight within energy, the worst performing sector in the benchmark during the period.

While relative performance was strong in the consumer discretionary, industrials and health care sectors, it was not enough to compensate for the detractors mentioned above. The most notable performance was attributable to our consumer discretionary exposure and included AMERISTAR CASINOS, FAMILY DOLLAR STORES, GENTEX, CABELA'S and AARON RENTS. Contributors from the industrials sector included ADMINISTAFF and OSHKOSH, while our sole health care holding, ADVANCED MEDICAL OPTICS, was our best performing holding for the fiscal year after a buy-out by Abbott Labs.

METWEST CAPITAL: Our portion of the Fund performed well on a relative basis. Since we began managing a portion of the Fund in April 2006, our investment approach has been to conduct in-depth company research and analysis, focusing on stock selection as the primary source of excess return, rather than sector allocation. This was again the case during the reporting period: stock selection, overall, accounted for approximately 85% of the value added, relative to the Russell Index, while sector weights made a much more modest contribution.

During the year, stock selection was strongest in the health care, financials, consumer discretionary and industrials sectors. A result of bottom-up stock selection decisions, the considerable overweights


  Given our methodology, portfolio changes significantly depend on finding companies with potential for high fundamental improvement. -- Barrow, Hanley, Mewhinney & Strauss, Inc.






--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


in health care and information technology, and the significant underweight in financials in our portion of the Fund, also added value during the period. The only meaningful detractor from performance during the year was an underweight in the traditionally defensive utilities sector, which held up the best during this difficult period for the equity markets. This underweight, too, resulted from security selection rather than tactical allocation decisions.

Within the health care sector, ICU MEDICAL and EMERGENCY MEDICAL SERVICES CORP.
(EMS) were the top performers. Medical supply manufacturer ICU Medical maintains a strong balance sheet and has high insider ownership resulting in motivated, shareholder-focused management. EMS maintains the largest market share in a highly fragmented industry, and we believe this emergency room and ambulance service provider has a very stable business with well-managed operations. Despite the stock's strong performance over the period, EMS continues to trade at a significant discount to our estimate of intrinsic value and still possesses catalysts to propel its stock price over the coming years. However, to manage risk, we trimmed the Fund's position in EMS during the first calendar quarter of 2009.

In financials, HARTFORD FINANCIAL SERVICES GROUP added the most value to our segment of the Fund. We were able to take advantage of market volatility and the frequent dislocation of stock prices from fundamentals during the period and initiated a position in Hartford in late 2008. The company has a very predictable property and casualty business, in addition to a very profitable life insurance business and strong expense control.

Within consumer discretionary, PAPA JOHN'S INTERNATIONAL was a principal contributor to our portfolio's relative return. As the world's third-largest pizza chain, Papa John's encompasses several attributes that our analysts look for in a high-quality business, including healthy industry fundamentals, a leading competitive position in a fragmented industry, strong free cash flow generation and attractive growth prospects. Papa John's management has executed its business plan well in a difficult environment, and we expect the company to shine even more when the economic outlook brightens.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In industrials, forensic accounting and legal consulting firm NAVIGANT CONSULTING was the top contributor. During the first calendar quarter of 2009, we eliminated our position in Navigant, as its stock price approached our intrinsic value target.

MDTA: Stock selection within financial services positively impacted our segment of the Fund's performance during the fiscal year. Stocks in public utilities also contributed to a moderate degree. Specific stocks which contributed the most to performance during the fiscal year were FIRST BANCORP., NASH FINCH, OCWEN FINANCIAL, WORLD FUEL SERVICES, AMERISAFE, AMERICAN PHYSICIANS CAPITAL, WESTERN REFINING, CAREER EDUCATION and 3Com. Selection within consumer cyclicals was rewarded earlier in the fiscal year, contributing to performance, but as the period progressed, performance of these holdings retreated, detracting from relative performance.

Stocks in energy and, to a lesser degree, in basic industries detracted from performance, with stocks in information technology and capital goods detracting modestly. Our transportation holdings negatively impacted performance in the latter portion of the reporting period, with specific detraction from UAL CORPORATION, CONTINENTAL AIRLINES, JETBLUE AIRWAYS and Alaska Air. Other specific stocks which detracted from performance during the fiscal year included ROSETTA RESOURCES, STONE ENERGY, SWIFT ENERGY, TERRA INDUSTRIES, MOVADO GROUP and THE ANDERSONS.

CHANGES TO THE FUND'S PORTFOLIO
DONALD SMITH: We purchased a number of new names during the fiscal year including: Celestica, Dana Holding, Louisiana-Pacific, Micron Technology, NV Energy, Pinnacle West Capital, PLATINUM UNDERWRITERS HOLDING, Puget Energy, Royal Caribbean Cruises, Stillwater Mining and Domtar. In general, these stocks were purchased at significant discounts to book value. The following stocks were eliminated from our portfolio: Alaska Air, AVISTA, QUANTA, Spansion, SUPERIOR, TECH DATA and Visteon.

BARROW HANLEY: Given our methodology, portfolio changes significantly depend on finding companies with potential for high fundamental improvement. Alterations to the portfolio are therefore evolutionary in nature.


--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

New to the portfolio during the fiscal year were Administaff, Advanced Medical Optics, Ameristar Casinos, Cabela's, CKE RESTAURANTS, COMFORT SYSTEMS USA, Gentex, LEGG MASON, Oshkosh, SIMPSON MANUFACTURING, TORCHMARK, UNITED COMMUNITY BANKS and WHIRLPOOL.

During the fiscal year, the following positions were eliminated: Advanced Medical Optics, BANK OF HAWAII, CENTURY ALUMINUM, CULLEN FROST BANKERS, Family Dollar Stores, PARALLEL PETROLEUM, United Community Banks, WINNEBAGO INDUSTRIES and WOLVERINE WORLD WIDE.

METWEST CAPITAL: Adhering to our rigorous sell discipline, we divested several Fund positions during the period as the stocks approached our estimate of their intrinsic value. These sales included utility NEW JERSEY RESOURCES, kids' clothing retailer THE CHILDREN'S PLACE RETAIL STORES, automobile insurance claims software provider SOLERA HOLDINGS, forensic accounting and legal consulting firm Navigant Consulting, and TCF FINANCIAL, which we both bought and sold within a single quarter at a sizable gain.

We continue to follow businesses that were sold from our portfolio if they were sold because of valuation rather than due to deteriorating fundamentals. Recent market volatility caused a number of companies previously owned in the Fund to fall below our estimate of intrinsic value. A price decline does not always indicate a company is no longer high-quality, nor does it imply a "bargain" that we must buy. Indeed, we have found that stock prices have increasingly become divorced from company fundamentals in the short term. These price declines have provided us with an opportunity to reinvest in some great firms, including Solera Holdings, trucking company LANDSTAR SYSTEM, and HEXCEL, a producer of composite materials (such as those used in aircraft manufacturing).

During the period, the small cap universe also expanded due to market volatility. As a result of the market downturn, many well-managed businesses that were previously outside of our targeted market capitalization range dropped below $2.5 billion, becoming eligible investments. We had followed Hartford, which had consistently generated mid-teen returns on equity, for a number of years. However, its market cap exceeded $30 billion in late 2007 and was still $17 billion in mid-September 2008. By the time we added it to our portfolio in late

--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


September 2008, the stock had sold off with the rest of life insurers, resulting in a market cap of less than $2 billion. Hartford is an excellent example of a high-quality company we never thought would fall into the small cap universe and offered us a great opportunity to "upgrade" the Fund's holdings.

Another industry leader that our investment team has followed for years is COPART, the dominant player in the auto salvage auction market. Due to declining prices for both used cars and scrap metal, Copart's market cap dipped below $2 billion in December 2008, providing us with an opportunity to invest in this stable business that exhibits pricing power and boasts low capital intensity. We have identified several catalysts that should result in further appreciation toward our intrinsic value target over the coming years, including continued margin improvement due to technology enhancements, expansion outside the U.S., and industry consolidation, which should disproportionately benefit the largest player in the industry.

MDTA: Over the fiscal year, our strategy's bottom-up quantitative process significantly increased its weighting in consumer cyclicals. Allocations increased, to a lesser degree, in public utilities, health care, consumer staples, and financial services. Over the same time period, the portfolio decreased its weighting significantly in basic industries and energy.

OUR FUTURE STRATEGY
DONALD SMITH: We believe our segment of the Fund's portfolio remains attractively valued, based on the key valuation metrics we monitor, such as price/book value, price/revenues and price/earnings on normalized earnings. The two largest industry weightings are technology and insurance. The largest technology holdings have large cash positions that should help them weather the economic downturn. The insurance companies have seen better pricing due to the prior severe hurricane season and lower underwriting capacity as a result of large industry-wide investment losses.

BARROW HANLEY: Regardless of the economic or stock market outlook, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk, with no preconceived sector or

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------


industry preferences. Usually these company-specific opportunities come our way because we are willing to look through temporary difficulties and toward the long-term value of businesses.

We seek to structure our portfolio so that it is composed of stocks that are selling at significant discounts to their fundamental long-term values, at any stage of their holding period. Our typical holding period is approximately four years. We seek to minimize the role of commodity prices in the portfolio, believing that over time they are largely unpredictable.

The current portfolio reflects the cumulative total of these individual opportunities over the last three or four years and, as such, is heavily weighted with what we believe will be beneficiaries of the expanding economy. We expect continued economic improvement and, for individual companies, further progress toward the attainment of improved fundamentals and market values that reflect their prospects. New selections, however, generally will be even more influenced by company-specific factors and progressively less influenced by the general level of economic activity.

The construction of the portfolio should remain grounded in the discovery and exploitation of individual stock values, more or less independent of sector or industry conditions. Those conditions may, as they have in the current case of our industrials stocks, add to our performance (or subtract from it) over time. The primary value added should continue to come from securities analysis, one stock at a time.

METWEST CAPITAL: We continue to adhere to the same bottom-up, fundamentally-based investment process we have employed since we began managing a portion of the Fund in April 2006. Despite the tremendous volatility of late, we continue to strive to ignore the "noise" and remain focused on identifying businesses we would like to own for many years. To help minimize risk, we look to invest in high-quality companies and broadly diversify the portion of the Fund we manage by sector, industry, company and exposures to such factors as economic cyclicality and interest rate sensitivity.

Given the trades we have made over the past fiscal year -- selling stocks as they approached our intrinsic value targets or experienced fundamental

--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


deterioration and adding high-quality investments to the Fund -- the portion of the Fund we manage was most notably underweight in financials and overweight in information technology and health care, relative to the Russell Index, as of May 31, 2009. We believe that our focus on what we think are exceptional businesses will enable our portion of the Fund to withstand the downturns and outperform over the long term. In times of extreme volatility and sector rotation, sector weights in our portion of the Fund, relative to the benchmark, may significantly impact relative performance. Longer term, however, we expect Fund shareholders to benefit from strong stock selection across a variety of economic sectors. While our portion of the Fund managed may experience short periods of underperformance, we remain confident that, over a complete market cycle, our focus on exceptional, well-managed companies within the small cap universe should produce superior risk-adjusted returns.

MDTA: As of the close of the reporting period, our portion of the Fund was most overweight, versus the Russell Index, in public utilities, consumer staples, consumer cyclicals, and health care. The strategy was most underweight versus the benchmark in information technology, basic industries, and capital goods. Sector movement and weightings are wholly a result of bottom-up stock selection, rather than top-down bets on individual sectors.

Going forward, we expect to continue to seek superior risk-adjusted performance (alpha) using bottom-up stock selection with a disciplined quantitative process.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  13

MANAGER COMMENTARY (continued) -------------------------------------------------


(LOGO - BARROWHANLEY)                  (LOGO - DSCO - DONALD SMITH & CO.,
                                       INC.)

Barrow, Hanley, Mewhinney &            Donald Smith & Co., Inc.
Strauss, Inc.

(LOGO - METROPOLITAN WEST CAPITAL      (LOGO - MDT ADVISERS)
MANAGEMENT, LLC)

Metropolitan West Capital              Federated MDTA LLC
Management, LLC




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Small Cap Value Fund Class A shares (from 6/18/01 to 5/31/09) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/18/01
RIVERSOURCE PARTNERS SMALL CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $6,675    $6,793    $8,973    $12,219
-------------------------------------------------------------------------------------------
        Average annual total return                 -33.25%   -12.09%    -2.14%     +2.55%
-------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(1)
        Cumulative value of $10,000                  $6,780    $6,904    $9,396    $13,069
-------------------------------------------------------------------------------------------
        Average annual total return                 -32.20%   -11.62%    -1.24%     +3.42%
-------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000                  $6,950    $7,252    $9,876    $13,950
-------------------------------------------------------------------------------------------
        Average annual total return                 -30.50%   -10.16%    -0.25%     +4.28%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SMALL CAP VALUE FUND LINE GRAPH)

                     RIVERSOURCE PARTNERS
                           SMALL CAP
                          VALUE FUND
                            CLASS A                             LIPPER SMALL-CAP
                        (INCLUDES SALES       RUSSELL 2000         VALUE FUNDS
                            CHARGE)          VALUE INDEX(1)          INDEX(2)
                     --------------------    --------------    ------------------
6/18/01                    $ 9,425              $10,000              $10,000
8/01                         9,580               10,091               10,090
11/01                        9,791                9,873                9,850
2/02                        10,428               10,682               10,555
5/02                        11,160               11,492               11,305
8/02                         9,039                9,526                9,577
11/02                        9,252                9,696                9,637
2/03                         8,337                8,716                8,754
5/03                         9,772               10,631               10,484
8/03                        10,993               11,782               11,888
11/03                       12,176               13,080               13,174
2/04                        13,087               14,294               14,445
5/04                        12,834               13,908               14,124
8/04                        12,834               14,079               14,137
11/04                       14,599               16,182               16,122
2/05                        14,870               16,244               16,571
5/05                        14,414               16,008               16,195
8/05                        15,372               17,262               17,509
11/05                       15,591               17,483               17,773
2/06                        16,752               18,782               19,054
5/06                        16,955               18,926               19,235
8/06                        16,751               19,458               19,110
11/06                       18,276               21,237               20,727
2/07                        18,787               21,474               21,252
5/07                        20,304               22,765               22,954
8/07                        18,539               20,750               21,276
11/07                       17,518               19,493               20,080
2/08                        16,048               17,799               18,528
5/08                        17,252               19,276               20,071
8/08                        16,377               19,191               19,323
11/08                       10,724               12,943               12,633
2/09                         9,082               10,141               10,532
5/09                        12,219               13,069               13,950




(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 DEC. 1, 2008   MAY 31, 2009  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,139.50        $ 7.41(d)      $ 7.47(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.00        $ 6.99(d)      $ 7.04(d)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,134.50        $11.49(d)      $11.55(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.16        $10.85(d)      $10.90(d)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,130.40        $11.42(d)      $11.47(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.21        $10.80(d)      $10.85(d)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,141.90        $ 5.07(d)      $ 5.13(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.19        $ 4.78(d)      $ 4.84(d)
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,135.60        $ 9.32(d)      $ 9.37(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.21        $ 8.80(d)      $ 8.85(d)
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,137.60        $ 8.10(d)      $ 8.15(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.35        $ 7.64(d)      $ 7.70(d)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,136.70        $ 6.66(d)      $ 6.71(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.70        $ 6.29(d)      $ 6.34(d)
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,140.00        $ 5.34(d)      $ 5.39(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.95        $ 5.04(d)      $ 5.09(d)
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  19

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.39%           .01%        1.40%
----------------------------------------------------------------------
Class B                             2.16%           .01%        2.17%
----------------------------------------------------------------------
Class C                             2.15%           .01%        2.16%
----------------------------------------------------------------------
Class I                              .95%           .01%         .96%
----------------------------------------------------------------------
Class R2                            1.75%           .01%        1.76%
----------------------------------------------------------------------
Class R3                            1.52%           .01%        1.53%
----------------------------------------------------------------------
Class R4                            1.25%           .01%        1.26%
----------------------------------------------------------------------
Class R5                            1.00%           .01%        1.01%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended May 31, 2009: +13.95% for Class A, +13.45% for Class B, +13.04% for Class C, +14.19% for Class I, +13.56% for Class R2, +13.76% for Class R3, +13.67% for Class R4 and +14.00%
    for Class R5.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.43% for Class A, 2.21% for Class B, 2.19% for Class C, 0.98% for Class I, 1.78% for Class R2, 1.53% for Class R3, 1.28% for Class R4 and 1.03% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2009. Had this change been in place for the entire six month period ended May 31, 2009, the actual direct expenses paid would have been: $7.47 for Class A, $11.60 for Class B, $11.47 for Class C, $5.13 for Class I, $9.37 for Class R2, $8.10 for Class R3, $6.66 for Class R4 and $5.39 for Class R5; the hypothetical direct expenses paid would have been: $7.04 for Class A, $10.95 for Class B, $10.85 for Class C, $4.84 for Class I, $8.85 for Class R2, $7.64 for Class R3, $6.29 for Class R4 and $5.09 for Class R5. Additionally, had this change been in place for the entire six month period ended May 31, 2009, the actual direct and indirect expenses paid would have been: $7.52 for Class A, $11.65 for Class B, $11.53 for Class C, $5.18 for Class I, $9.42 for Class R2, $8.15 for Class R3, $6.71 for Class R4 and $5.44 for Class R5; the hypothetical direct and indirect expenses paid would have been: $7.09 for Class A, $11.00 for Class B, $10.90 for Class C, $4.89 for Class I, $8.90 for Class R2, $7.70 for Class R3, $6.34 for Class R4 and $5.14 for Class R5.


--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
MAY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (88.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.6%)
Cubic                                                    12,912(d)           $492,593
Ducommun                                                  5,022(d)             95,468
Hexcel                                                  114,000(b,d)        1,218,660
                                                                      ---------------
Total                                                                       1,806,721
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.5%)
Forward Air                                              70,500(d)          1,503,060
-------------------------------------------------------------------------------------

AIRLINES (1.5%)
Air France-KLM ADR                                      286,770(c)          4,586,885
AirTran Holdings                                         20,422(b,d)          103,540
Continental Airlines Cl B                                 5,071(b,d)           47,262
JetBlue Airways                                           9,262(b)             41,957
                                                                      ---------------
Total                                                                       4,779,644
-------------------------------------------------------------------------------------

AUTO COMPONENTS (2.5%)
American Axle & Mfg Holdings                            395,400               806,616
Cooper Tire & Rubber                                    249,573(d)          2,645,474
Dana Holding                                            417,619(b)            547,081
Gentex                                                  264,200(d)          3,114,918
Lear                                                    321,700(b,d)          398,908
Spartan Motors                                           26,478               249,952
                                                                      ---------------
Total                                                                       7,762,949
-------------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Thor Inds                                                63,980(d)          1,286,638
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (--%)
Emergent BioSolutions                                    11,228(b,d)          122,834
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.7%)
Simpson Mfg                                              99,200(d)          2,067,328
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
BlackRock Kelso Capital                                  55,245               359,645
Hercules Technology Growth Capital                       51,892               389,190
Legg Mason                                              105,800(d)          2,039,824
PennantPark Investment                                   25,425               172,890
Penson Worldwide                                         27,063(b)            267,382
                                                                      ---------------
Total                                                                       3,228,931
-------------------------------------------------------------------------------------

CHEMICALS (0.7%)
American Pacific                                          3,446(b)             21,641
NewMarket                                                 4,630(d)            335,999
PolyOne                                                 567,700(b,d)        1,708,777
                                                                      ---------------
Total                                                                       2,066,417
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
Bank of the Ozarks                                        8,471(d)            214,232
Boston Private Financial Holdings                       252,948(d)          1,259,681
Cathay General Bancorp                                  107,000(d)          1,108,520
CVB Financial                                           178,000(d)          1,130,300
Intl Bancshares                                          73,000(d)            819,060
Oriental Financial Group                                 20,047(c,d)          198,666
Park Natl                                                15,447(d)            973,161
Pennsylvania Commerce Bancorp                               552(b,d)           10,024
Republic Bancorp Cl A                                     4,967(d)            120,450
Southside Bancshares                                     10,137(d)            232,340
Synovus Financial                                       182,000               595,140
Westamerica Bancorporation                                7,736(d)            401,189
Zions Bancorporation                                    143,000(d)          1,956,239
                                                                      ---------------
Total                                                                       9,019,002
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMERCIAL SERVICES & SUPPLIES (1.8%)
ATC Technology                                           57,000(b)           $831,060
Comfort Systems USA                                       9,000                83,970
Copart                                                   52,000(b,d)        1,595,880
Cornell Companies                                        28,236(b,d)          479,447
Schawk                                                  126,000(d)            882,000
United Stationers                                        47,000(b)          1,683,070
                                                                      ---------------
Total                                                                       5,555,427
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.4%)
3Com                                                  1,183,514(b)          5,112,779
Anaren                                                   41,533(b,d)          667,851
ARRIS Group                                              25,174(b,d)          305,109
Black Box                                                 3,463               114,002
EMS Technologies                                          9,361(b,d)          183,008
NETGEAR                                                  10,088(b)            141,535
Plantronics                                              29,432               525,067
Sycamore Networks                                       171,882(b,d)          515,646
                                                                      ---------------
Total                                                                       7,564,997
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Avid Technology                                         146,801(b,d)        2,090,446
Diebold                                                  87,500             2,163,000
Electronics for Imaging                                 175,000(b)          1,779,750
                                                                      ---------------
Total                                                                       6,033,196
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.2%)
Granite Construction                                         98(d)              3,582
Insituform Technologies Cl A                            158,400(b)          2,311,056
Pike Electric                                           122,070(b)          1,335,446
                                                                      ---------------
Total                                                                       3,650,084
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Eagle Materials                                           2,888                71,045
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
AmeriCredit                                              16,350(b,d)          207,809
EZCORP Cl A                                              20,007(b,d)          243,085
Nelnet Cl A                                              17,327(b,d)          146,586
                                                                      ---------------
Total                                                                         597,480
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Temple-Inland                                            20,288(d)            259,281
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Audiovox Cl A                                            62,200(b)            362,004
Core-Mark Holding                                         4,075(b,d)          106,398
                                                                      ---------------
Total                                                                         468,402
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.3%)
Career Education                                         24,960(b)            501,196
Lincoln Educational Services                              9,306(b,d)          171,603
Universal Technical Institute                             9,944(b,d)          138,321
                                                                      ---------------
Total                                                                         811,120
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Encore Capital Group                                     15,637(b)            201,405
Financial Federal                                        14,096(d)            349,440
PHH                                                      43,527(b,d)          670,315
                                                                      ---------------
Total                                                                       1,221,160
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
General Communication Cl A                              174,500(b,d)        1,153,445
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.5%)
Allete                                                   20,594(d)            544,093
Cleco                                                    23,661(d)            484,104
El Paso Electric                                         68,500(b)            906,940
Empire District Electric                                 45,701(d)            716,135
Idacorp                                                  50,368             1,172,063
NV Energy                                               200,000             2,000,000
Pinnacle West Capital                                    91,000             2,516,151
Portland General Electric                                65,326(d)          1,175,215
UIL Holdings                                             29,051(d)            602,227
Unisource Energy                                         26,019               661,923
Unitil                                                   10,213(d)            205,077
                                                                      ---------------
Total                                                                      10,983,928
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.4%)
AMETEK                                                   49,500(d)          1,556,775
Regal-Beloit                                             67,600(d)          2,670,876
                                                                      ---------------
Total                                                                       4,227,651
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (5.9%)
Celestica                                               643,000(b,c)       $4,237,371
Jabil Circuit                                           145,500             1,139,265
Littelfuse                                              140,700(b,d)        2,467,878
Mercury Computer Systems                                146,500(b,d)        1,104,610
Multi-Fineline Electronix                                 2,865(b)             54,865
Plexus                                                  225,400(b)          4,115,804
RadiSys                                                  38,660(b,d)          334,796
Spectrum Control                                         11,327(b)             93,108
SYNNEX                                                   16,821(b,d)          435,327
TTM Technologies                                         43,417(b)            386,411
Vishay Intertechnology                                  706,200(b)          3,905,286
                                                                      ---------------
Total                                                                      18,274,721
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Natural Gas Services Group                               16,021(b,d)          238,072
Oceaneering Intl                                         25,000(b,d)        1,285,500
TETRA Technologies                                      130,000(b,d)        1,131,000
                                                                      ---------------
Total                                                                       2,654,572
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Casey's General Stores                                   30,247(d)            763,132
Pantry                                                   40,599(b)            808,732
Ruddick                                                  11,938(d)            300,360
Susser Holdings                                           8,002(b)            108,667
United Natural Foods                                        212(b,d)            4,819
Weis Markets                                             40,322             1,408,447
                                                                      ---------------
Total                                                                       3,394,157
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.2%)
B&G Foods Cl A                                           38,000(d)            275,500
Cal-Maine Foods                                           6,058(d)            148,058
Flowers Foods                                            65,000(d)          1,376,050
J&J Snack Foods                                          37,313             1,399,984
Lancaster Colony                                         34,492(d)          1,589,046
Lance                                                     2,706                57,719
Ralcorp Holdings                                         35,056(b)          2,007,657
                                                                      ---------------
Total                                                                       6,854,014
-------------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Laclede Group                                            19,024               591,266
New Jersey Resources                                      6,821               226,935
                                                                      ---------------
Total                                                                         818,201
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Cooper Companies                                         33,000               874,830
ev3                                                      27,060(b,d)          247,328
ICU Medical                                              25,500(b,d)          922,080
                                                                      ---------------
Total                                                                       2,044,238
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.8%)
Amedisys                                                 27,000(b,d)          821,340
AMERIGROUP                                               21,282(b,d)          614,199
AMN Healthcare Services                                 161,000(b)          1,159,200
Assisted Living Concepts Cl A                             6,995(b,d)          107,303
BioScrip                                                 14,253(b)             59,863
Chemed                                                   33,000(d)          1,262,910
Emergency Medical Services Cl A                          38,000(b)          1,178,000
Gentiva Health Services                                   8,023(b,d)          127,806
Kindred Healthcare                                       42,764(b)            561,491
MedCath                                                  11,147(b)            118,827
Odyssey HealthCare                                       78,922(b,d)          775,014
PharMerica                                               38,056(b,d)          667,502
RehabCare Group                                          37,119(b)            809,937
Universal American Financial                             33,011(b,d)          296,769
                                                                      ---------------
Total                                                                       8,560,161
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.5%)
Ameristar Casinos                                       249,641             5,010,296
Bob Evans Farms                                          21,121(d)            544,922
Burger King Holdings                                     92,500(d)          1,531,800
CKE Restaurants                                          87,300(d)            717,606
Lodgian                                                 427,048(b)            811,391
Papa John's Intl                                         42,500(b,d)        1,151,750
Pinnacle Entertainment                                   17,016(b,d)          181,220
Royal Caribbean Cruises                                 233,000             3,508,980


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Ruby Tuesday                                             36,273(b,d)         $224,167
Wendy's/Arby's Group Cl A                                60,968(d)            256,066
                                                                      ---------------
Total                                                                      13,938,198
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Helen of Troy                                             2,262(b,c)           43,679
Hooker Furniture                                          1,889                23,424
Jarden                                                    4,802(b,d)           85,380
Whirlpool                                                60,500(d)          2,549,469
                                                                      ---------------
Total                                                                       2,701,952
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.2%)
Central Garden & Pet Cl A                                50,780(b)            500,183
-------------------------------------------------------------------------------------

INSURANCE (8.8%)
American Equity Investment Life Holding                  64,285(d)            373,496
American Natl Insurance                                  27,300(d)          2,162,706
American Physicians Capital                              14,370               554,251
American Physicians Service Group                        28,243               605,247
Amerisafe                                                57,145(b)            922,892
AmTrust Financial Services                               87,629               838,610
Baldwin & Lyons Cl B                                      5,750               113,103
CNA Surety                                                4,131(b)             62,667
EMC Insurance Group                                      10,497(d)            229,254
First Mercury Financial                                   5,781(b,d)           84,865
FPIC Insurance Group                                     21,851(b)            649,849
Hallmark Financial Services                              10,048(b)             69,934
Harleysville Group                                       22,941(d)            671,942
Hartford Financial Services Group                        88,000(d)          1,261,920
Horace Mann Educators                                   164,938             1,489,390
Infinity Property & Casualty                             28,136             1,035,686
IPC Holdings                                            166,400(c)          4,135,040
Meadowbrook Insurance Group                              56,657(d)            418,695
Natl Interstate                                          20,519               328,099
Navigators Group                                         14,634(b,d)          640,091
NYMAGIC                                                   5,490                82,350
OneBeacon Insurance Group                                20,216(d)            219,546
Platinum Underwriters Holdings                          100,000(c)          2,883,000
PMA Capital Cl A                                         33,084(b,d)          160,788
ProAssurance                                             22,176(b,d)        1,002,577
RLI                                                       7,765(d)            363,868
Safety Insurance Group                                   22,003               686,714
Selective Insurance Group                                76,000             1,003,960
Stewart Information Services                            102,292(d)          1,575,297
Torchmark                                                67,600(d)          2,714,816
                                                                      ---------------
Total                                                                      27,340,653
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.7%)
DealerTrack Holdings                                    118,000(b,d)        1,693,300
United Online                                            64,051               409,926
                                                                      ---------------
Total                                                                       2,103,226
-------------------------------------------------------------------------------------

IT SERVICES (2.2%)
Acxiom                                                   78,942               843,890
MAXIMUS                                                  66,300(d)          2,645,370
StarTek                                                  14,622(b)             79,397
Unisys                                                  502,000(b)            697,780
VeriFone Holdings                                       328,000(b,d)        2,502,640
                                                                      ---------------
Total                                                                       6,769,077
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.8%)
Brunswick                                               183,600(d)            848,232
Head                                                    755,200(b,c)          351,168
RC2                                                     103,500(b)          1,245,105
                                                                      ---------------
Total                                                                       2,444,505
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.9%)
Bio-Rad Laboratories Cl A                                16,000(b,d)        1,191,040
Covance                                                  41,000(b,d)        1,722,820
                                                                      ---------------
Total                                                                       2,913,860
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MACHINERY (3.9%)
Federal Signal                                            5,937               $50,939
Flowserve                                                28,700             2,111,459
Harsco                                                   90,400             2,627,024
Kaydon                                                   32,100(d)          1,104,240
Oshkosh                                                 292,300(d)          3,469,601
Terex                                                   156,900(b,d)        2,105,598
Watts Water Technologies Cl A                            35,000(d)            717,850
                                                                      ---------------
Total                                                                      12,186,711
-------------------------------------------------------------------------------------

MEDIA (1.6%)
Central European Media Enterprises Series A              56,500(b,c,d)      1,057,680
Cinemark Holdings                                        15,160               160,999
Mediacom Communications Cl A                             39,341(b)            235,653
Scholastic                                               53,868(d)          1,055,813
Valassis Communications                                 365,600(b,d)        2,358,120
                                                                      ---------------
Total                                                                       4,868,265
-------------------------------------------------------------------------------------

METALS & MINING (0.4%)
Stillwater Mining                                       147,900(b)          1,092,981
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Dillard's Cl A                                          324,600(d)          3,067,470
Fred's Cl A                                              26,462(d)            339,507
                                                                      ---------------
Total                                                                       3,406,977
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Avista                                                   57,992               918,593
PNM Resources                                           156,822             1,450,604
                                                                      ---------------
Total                                                                       2,369,197
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.6%)
Alon USA Energy                                          25,595(d)            339,902
Delek US Holdings                                        61,084(d)            626,111
Encore Acquisition                                       38,600(b,d)        1,369,914
EXCO Resources                                          192,800(b,d)        2,967,192
Quicksilver Resources                                   144,500(b,d)        1,625,625
Stone Energy                                             56,503(b,d)          477,450
USEC                                                    605,638(b,d)        3,240,163
Western Refining                                         37,440(b,d)          533,520
World Fuel Services                                       1,659                70,408
                                                                      ---------------
Total                                                                      11,250,285
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.4%)
Buckeye Technologies                                     14,296(b)             72,481
Domtar                                                1,336,800(b,c,d)      1,523,952
Glatfelter                                              161,621(d)          1,656,615
Louisiana-Pacific                                       131,143(b,d)          569,161
Neenah Paper                                             71,000               574,390
                                                                      ---------------
Total                                                                       4,396,599
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Par Pharmaceutical Companies                             19,199(b,d)          256,307
Valeant Pharmaceuticals Intl                             54,767(b,d)        1,259,093
                                                                      ---------------
Total                                                                       1,515,400
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (2.3%)
Administaff                                              79,600(d)          1,711,400
Korn/Ferry Intl                                         218,000(b,d)        2,417,620
Resources Connection                                     75,000(b,d)        1,389,750
School Specialty                                         88,000(b,d)        1,673,760
                                                                      ---------------
Total                                                                       7,192,530
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
MI Developments Cl A                                    323,500(c,d)        2,581,530
-------------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Landstar System                                          40,000             1,520,000
Marten Transport                                         18,413(b,d)          392,749
                                                                      ---------------
Total                                                                       1,912,749
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Actel                                                     2,825(b,d)           31,866
Brooks Automation                                       441,700(b,d)        1,727,047
Entegris                                              1,032,500(b)          2,973,600
Integrated Silicon Solution                             351,148(b)            979,703
Micron Technology                                       250,000(b,d)        1,265,000
Semiconductor Mfg Intl ADR                            1,196,800(b,c)        3,135,616
Skyworks Solutions                                       13,849(b)            131,981


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
TriQuint Semiconductor                                   44,696(b,d)         $198,897
Varian Semiconductor Equipment Associates                55,500(b,d)        1,305,360
                                                                      ---------------
Total                                                                      11,749,070
-------------------------------------------------------------------------------------

SOFTWARE (1.5%)
Macrovision Solutions                                    19,681(b,d)          444,200
Mentor Graphics                                         330,800(b,d)        1,859,096
MSC.Software                                            144,500(b)          1,044,735
Solera Holdings                                          59,000(b)          1,351,100
                                                                      ---------------
Total                                                                       4,699,131
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (6.9%)
Aaron Rents                                             102,004(d)          3,322,270
America's Car-Mart                                       32,124(b,d)          525,227
Asbury Automotive Group                                  17,113               162,574
Barnes & Noble                                           10,608(d)            262,124
Borders Group                                           708,500(b)          1,891,695
Cabela's                                                243,203(b)          3,232,168
Cato Cl A                                                34,933               672,111
Charlotte Russe Holding                                   8,927(b)             90,609
Chico's FAS                                              26,867(b,d)          262,222
Children's Place Retail Stores                            1,598(b)             57,384
Collective Brands                                         2,943(b)             43,439
Conn's                                                   42,383(b,d)          422,559
Dress Barn                                               54,989(b,d)          870,476
Finish Line Cl A                                          7,423                51,293
Genesco                                                   2,125(b)             54,804
Group 1 Automotive                                       65,500             1,402,355
Gymboree                                                 38,500(b,d)        1,418,725
Hot Topic                                                33,212(b)            239,459
Jos A Bank Clothiers                                      2,858(b)            108,175
MarineMax                                               109,900(b,d)          325,304
Men's Wearhouse                                         242,288             4,140,701
Monro Muffler Brake                                      11,651               311,315
Pep Boys -- Manny, Moe & Jack                            12,243(d)             86,313
Rent-A-Center                                            71,107(b)          1,388,720
                                                                      ---------------
Total                                                                      21,342,022
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Jones Apparel Group                                      29,427               267,786
Skechers USA Cl A                                        25,462(b)            241,889
Timberland Cl A                                          12,095(b,d)          173,926
Volcom                                                   76,500(b,d)        1,045,755
                                                                      ---------------
Total                                                                       1,729,356
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.5%)
NewAlliance Bancshares                                   30,711(d)            397,400
OceanFirst Financial                                      4,169(d)             52,321
Ocwen Financial                                          72,804(b,d)          908,594
Roma Financial                                            9,264               116,541
                                                                      ---------------
Total                                                                       1,474,856
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
Aceto                                                    48,955(d)            298,136
Beacon Roofing Supply                                    36,185(b)            524,682
Huttig Building Products                                297,560(b)            239,536
                                                                      ---------------
Total                                                                       1,062,354
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
iPCS                                                     39,330(b)            712,660
Syniverse Holdings                                          318(b)              4,754
                                                                      ---------------
Total                                                                         717,414
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $354,152,713)                                                     $273,099,885
-------------------------------------------------------------------------------------



PREFERRED STOCKS (0.3%)
ISSUER                                                 SHARES                VALUE(a)
BANKING
East West Bancorp Series A Cv                             1,640              $955,300
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $1,640,000)                                                           $955,300
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (10.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.27%              32,262,547(e)        $32,262,547
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $32,262,547)                                                       $32,262,547
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (23.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     71,697,350           $71,697,350
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $71,697,350)                                                       $71,697,350
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $459,752,610)(f)                                                  $378,015,082
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2009, the value of foreign securities represented 8.0% of net assets.

(d) At May 31, 2009, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2009.

(f) At May 31, 2009, the cost of securities for federal income tax purposes was $473,224,095 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $23,680,523
     Unrealized depreciation                        (118,889,536)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(95,209,013)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosures relating to the fair valuation of securities for financial statement purposes.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2009:

                                          FAIR VALUE AT MAY 31, 2009
                          ---------------------------------------------------------
                               LEVEL 1        LEVEL 2
                            QUOTED PRICES      OTHER        LEVEL 3
                              IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                             MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION               IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-----------------------------------------------------------------------------------
Investments in
  securities                $377,059,782      $955,300        $--      $378,015,082




--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  29

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MAY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $355,792,713)             $ 274,055,185
  Affiliated money market fund (identified cost $32,262,547)          32,262,547
  Investments of cash collateral received for securities on loan
    (identified cost $71,697,350)                                     71,697,350
--------------------------------------------------------------------------------
Total investments in securities (identified cost $459,752,610)       378,015,082
Capital shares receivable                                                149,881
Dividends and accrued interest receivable                                439,076
Receivable for investment securities sold                              5,780,574
--------------------------------------------------------------------------------
Total assets                                                         384,384,613
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   387,954
Payable for investment securities purchased                            2,643,750
Payable upon return of securities loaned                              71,697,350
Accrued investment management services fees                                8,104
Accrued distribution fees                                                 53,163
Accrued transfer agency fees                                               3,282
Accrued administrative services fees                                         672
Accrued plan administration services fees                                    102
Other accrued expenses                                                   137,839
--------------------------------------------------------------------------------
Total liabilities                                                     74,932,216
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 309,452,397
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     935,093
Additional paid-in capital                                           497,618,086
Excess of distributions over net investment income                        (5,061)
Accumulated net realized gain (loss)                                (107,358,193)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (81,737,528)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 309,452,397
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  70,668,351
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $194,255,683           58,055,466                       $3.35(1)
Class B                     $ 61,304,340           19,668,144                       $3.12
Class C                     $  5,806,654            1,858,261                       $3.12
Class I                     $ 40,476,472           11,699,997                       $3.46
Class R2                    $    341,874              102,053                       $3.35
Class R3                    $     26,984                7,954                       $3.39
Class R4                    $    153,671               45,029                       $3.41
Class R5                    $  7,086,719            2,072,383                       $3.42
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $3.55. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  31

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MAY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $   4,070,629
Income distributions from affiliated money market fund                   572,975
Fee income from securities lending                                       274,866
  Less foreign taxes withheld                                            (77,389)
--------------------------------------------------------------------------------
Total income                                                           4,841,081
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    3,098,591
Distribution fees
  Class A                                                                587,080
  Class B                                                                760,649
  Class C                                                                 67,562
  Class R2                                                                 1,288
  Class R3                                                                    28
Transfer agency fees
  Class A                                                                999,637
  Class B                                                                339,744
  Class C                                                                 29,600
  Class R2                                                                   129
  Class R3                                                                     6
  Class R4                                                                    90
  Class R5                                                                 3,480
Administrative services fees                                             277,260
Plan administration services fees
  Class R2                                                                   644
  Class R3                                                                    28
  Class R4                                                                   448
Compensation of board members                                              9,905
Custodian fees                                                           153,665
Printing and postage                                                     117,450
Registration fees                                                         47,360
Professional fees                                                         34,086
Other                                                                    148,024
--------------------------------------------------------------------------------
Total expenses                                                         6,676,754
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (1,471,175)
  Earnings and bank fee credits on cash balances                          (3,201)
--------------------------------------------------------------------------------
Total net expenses                                                     5,202,378
--------------------------------------------------------------------------------
Investment income (loss) -- net                                         (361,297)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                  $ (96,795,865)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (50,135,809)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (146,931,674)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(147,292,971)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  33

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                          2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    (361,297) $   2,332,273
Net realized gain (loss) on security transactions                    (96,795,865)    32,702,407
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (50,135,809)  (181,505,252)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (147,292,971)  (146,470,572)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                   --    (70,245,883)
    Class B                                                                   --    (26,011,683)
    Class C                                                                   --     (2,027,801)
    Class I                                                                   --     (2,993,348)
    Class R2                                                                  --        (32,722)
    Class R3                                                                  --           (568)
    Class R4                                                                  --        (47,502)
    Class R5                                                                  --     (1,556,797)
  Tax return of capital
    Class A                                                                   --       (454,878)
    Class B                                                                   --       (168,525)
    Class C                                                                   --        (13,130)
    Class I                                                                   --        (19,383)
    Class R2                                                                  --           (212)
    Class R3                                                                  --             (4)
    Class R4                                                                  --           (307)
    Class R5                                                                  --        (10,081)
-----------------------------------------------------------------------------------------------
Total distributions                                                           --   (103,582,824)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED MAY 31,                                                          2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  28,025,887  $  49,272,710
  Class B shares                                                       3,354,627      6,806,213
  Class C shares                                                         677,299        921,182
  Class I shares                                                      27,632,990      2,313,812
  Class R2 shares                                                        265,632        256,026
  Class R3 shares                                                         21,784          2,339
  Class R4 shares                                                         15,684         76,321
  Class R5 shares                                                      1,945,501     13,111,973
Reinvestment of distributions at net asset value
  Class A shares                                                              --     69,628,673
  Class B shares                                                              --     25,769,240
  Class C shares                                                              --      1,978,574
  Class I shares                                                              --      3,011,485
  Class R2 shares                                                             --         32,362
  Class R4 shares                                                             --         46,139
  Class R5 shares                                                             --      1,566,306
Payments for redemptions
  Class A shares                                                     (94,381,809)  (262,674,828)
  Class B shares                                                     (35,144,310)  (102,105,931)
  Class C shares                                                      (2,333,768)    (5,869,654)
  Class I shares                                                      (1,367,795)    (9,426,195)
  Class R2 shares                                                        (64,927)        (9,328)
  Class R3 shares                                                         (2,129)            (2)
  Class R4 shares                                                        (29,335)      (119,444)
  Class R5 shares                                                     (1,366,729)    (2,903,540)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (72,751,398)  (208,315,567)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (220,044,369)  (458,368,963)
Net assets at beginning of year                                      529,496,766    987,865,729
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 309,452,397  $ 529,496,766
-----------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $      (5,061) $    (108,157)
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.73        $6.56        $6.67        $6.62        $6.62
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .00(b),(c)   .03(b)        --         (.01)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (1.38)       (1.02)        1.17         1.10          .85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.38)        (.99)        1.17         1.09          .83
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.83)       (1.28)       (1.04)        (.83)
Tax return of capital                                   --         (.01)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.84)       (1.28)       (1.04)        (.83)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.35        $4.73        $6.56        $6.67        $6.62
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $194         $365         $682         $685         $747
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.79%        1.56%        1.58%        1.49%        1.51%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     1.35%        1.37%        1.42%        1.49%        1.51%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .04%         .51%        (.08%)       (.09%)       (.24%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               120%          45%          58%          77%          70%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (29.18%)     (15.03%)      19.76%       17.63%       12.30%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.44        $6.26        $6.46        $6.45        $6.50
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.01)(b)     (.05)        (.06)        (.06)
Net gains (losses) (both realized and
 unrealized)                                         (1.30)        (.97)        1.13         1.11          .84
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.32)        (.98)        1.08         1.05          .78
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.83)       (1.28)       (1.04)        (.83)
Tax return of capital                                   --         (.01)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.84)       (1.28)       (1.04)        (.83)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.12        $4.44        $6.26        $6.46        $6.45
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $61         $128         $260         $296         $348
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.56%        2.33%        2.34%        2.25%        2.28%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.12%        2.13%        2.18%        2.25%        2.28%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.73%)       (.26%)       (.84%)       (.82%)       (.99%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               120%          45%          58%          77%          70%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (29.73%)     (15.64%)      18.93%       17.49%       11.72%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.45        $6.27        $6.48        $6.47        $6.52
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.01)(b)     (.05)        (.05)        (.07)
Net gains (losses) (both realized and
 unrealized)                                         (1.31)        (.97)        1.12         1.10          .85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.33)        (.98)        1.07         1.05          .78
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.83)       (1.28)       (1.04)        (.83)
Tax return of capital                                   --         (.01)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.84)       (1.28)       (1.04)        (.83)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.12        $4.45        $6.27        $6.48        $6.47
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $6          $10          $18          $19          $21
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.55%        2.33%        2.34%        2.25%        2.28%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.11%        2.13%        2.18%        2.25%        2.28%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.72%)       (.24%)       (.80%)       (.82%)       (.99%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               120%          45%          58%          77%          70%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (29.89%)     (15.61%)      18.71%       17.46%       11.70%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.87        $6.69        $6.75        $6.68        $6.65
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .02(b)       .05(b)       .02          .02           --
Net gains (losses) (both realized and
 unrealized)                                         (1.43)       (1.03)        1.20         1.09          .86
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.41)        (.98)        1.22         1.11          .86
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.83)       (1.28)       (1.04)        (.83)
Tax return of capital                                   --         (.01)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.84)       (1.28)       (1.04)        (.83)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.46        $4.87        $6.69        $6.75        $6.68
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $40          $15          $27          $13           $9
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.18%        1.05%        1.10%        1.00%        1.02%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .93%         .96%        1.05%        1.00%        1.02%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .50%         .92%         .31%         .38%         .25%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               120%          45%          58%          77%          70%
--------------------------------------------------------------------------------------------------------------
Total return                                       (28.95%)     (14.54%)      20.29%       17.76%       12.74%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008     2007(b)
Net asset value, beginning of period                 $4.76        $6.61        $7.30
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(c)      .02(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (1.40)       (1.03)         .59
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.41)       (1.01)         .59
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.83)       (1.28)
Tax return of capital                                   --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.84)       (1.28)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.35        $4.76        $6.61
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.92%        1.84%        1.90%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.71%        1.74%        1.78%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.30%)        .36%        (.42%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               120%          45%          58%
--------------------------------------------------------------------------------------------------------------
Total return                                       (29.62%)     (15.22%)      10.06%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008     2007(b)
Net asset value, beginning of period                 $4.80        $6.62        $7.30
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .00(c),(d)   .04(c)       .01
Net gains (losses) (both realized and
 unrealized)                                         (1.41)       (1.02)         .59
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.41)        (.98)         .60
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.83)       (1.28)
Tax return of capital                                   --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.84)       (1.28)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.39        $4.80        $6.62
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         1.76%        1.63%        1.68%(g)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)                     1.45%        1.26%        1.53%(g)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .08%         .69%        (.17%)(g)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               120%          45%          58%
--------------------------------------------------------------------------------------------------------------
Total return                                       (29.38%)     (14.72%)      10.22%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008         2007         2006         2005
Net asset value, beginning of period                 $4.81        $6.62        $6.71        $6.66        $6.65
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)       .05(b)       .01          .01         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (1.41)       (1.02)        1.18         1.08          .85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.40)        (.97)        1.19         1.09          .84
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.83)       (1.28)       (1.04)        (.83)
Tax return of capital                                   --         (.01)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.84)       (1.28)       (1.04)        (.83)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.41        $4.81        $6.62        $6.71        $6.66
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.42%        1.35%        1.39%        1.30%        1.34%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.01%         .99%        1.25%        1.30%        1.34%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .39%         .94%         .10%         .09%        (.07%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               120%          45%          58%          77%          70%
--------------------------------------------------------------------------------------------------------------
Total return                                       (29.11%)     (14.56%)      19.95%       17.52%       12.42%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                           2009         2008     2007(b)
Net asset value, beginning of period                 $4.82        $6.63        $7.30
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .02(c)       .06(c)       .02
Net gains (losses) (both realized and
 unrealized)                                         (1.42)       (1.03)         .59
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.40)        (.97)         .61
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.83)       (1.28)
Tax return of capital                                   --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (.84)       (1.28)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.42        $4.82        $6.63
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $7           $9          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.18%        1.08%        1.15%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .96%         .99%        1.03%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .45%        1.16%         .33%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               120%          45%          58%
--------------------------------------------------------------------------------------------------------------
Total return                                       (29.05%)     (14.54%)      10.39%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended May 31, 2009 and 2008.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Small Cap Value Fund (the Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157

--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange (NYSE) and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in

--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $464,393 and accumulated net realized loss has been increased by $58,797 resulting in a net reclassification adjustment to decrease paid-in capital by $405,596.

The tax character of distributions paid for the years indicated is as follows:

                                              YEAR ENDED MAY 31,
                                2009                              2008
                      -----------------------   ---------------------------------------
                      ORDINARY     LONG-TERM      ORDINARY      LONG-TERM    TAX RETURN
                       INCOME    CAPITAL GAIN      INCOME     CAPITAL GAIN   OF CAPITAL
---------------------------------------------------------------------------------------
Class A                  $--          $--       $33,379,166    $36,866,717    $454,878
Class B                   --           --        12,353,168     13,658,515     168,525
Class C                   --           --           963,625      1,064,176      13,130
Class I                   --           --         1,422,417      1,570,931      19,383
Class R2                  --           --            15,550         17,172         212
Class R3                  --           --               270            298           4
Class R4                  --           --            22,572         24,930         307
Class R5                  --           --           739,778        817,019      10,081


At May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(93,886,708)
Unrealized appreciation (depreciation).........  $(95,214,074)


RECENT ACCOUNTING PRONOUNCEMENTS
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivatives and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At May 31, 2009, the Fund did not

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

own nor was it a party to any credit derivative contracts within the scope of these amendments.

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. At May 31, 2009, and for the year then ended, the Fund had no transactions or investments in derivatives within the scope of this statement.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have on the amounts and disclosures within the Fund's financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

annualized performance of the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $238,798 for the year ended May 31, 2009. The management fee for the year ended May 31, 2009 was 0.89% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and Federated MDTA LLC each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's net assets increase. The fee for the year ended May 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2009, other expenses paid to this company were $2,908.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,066,000 and $73,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $243,065 for Class A, $44,314 for Class B and $590 for Class C for the year ended May 31, 2009.


--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive adjustment, were as follows:

Class A.............................................  1.35%
Class B.............................................  2.12
Class C.............................................  2.11
Class I.............................................  0.93
Class R2............................................  1.71
Class R3............................................  1.45
Class R4............................................  1.01
Class R5............................................  0.96


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $527,974
Class B..........................................   171,019
Class C..........................................    15,259


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................  $  4
Class R3...........................................     5
Class R4...........................................   344


The management fees waived/reimbursed at the Fund level were $756,570.

Under an agreement which was effective until May 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.42%
Class B.............................................  2.19
Class C.............................................  2.18
Class I.............................................  0.97
Class R2............................................  1.77
Class R3............................................  1.52
Class R4............................................  1.27
Class R5............................................  1.02


Effective June 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2010,

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.43%
Class B.............................................  2.21
Class C.............................................  2.19
Class I.............................................  0.98
Class R2............................................  1.78
Class R3............................................  1.53
Class R4............................................  1.28
Class R5............................................  1.03


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended May 31, 2009, the Fund's transfer agency fees were reduced by $3,201 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from June 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $140,013 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $383,085,423 and $433,536,438, respectively, for the year ended May 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        YEAR ENDED MAY 31, 2009
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               8,007,633            --   (27,169,235)     (19,161,602)
Class B               1,083,362            --   (10,331,169)      (9,247,807)
Class C                 219,354            --      (710,095)        (490,741)
Class I               8,990,188            --      (450,035)       8,540,153
Class R2                 68,954            --       (16,115)          52,839
Class R3                  7,428            --          (657)           6,771
Class R4                  3,797            --       (10,469)          (6,672)
Class R5                569,588            --      (404,947)         164,641
--------------------------------------------------------------------------------


                                        YEAR ENDED MAY 31, 2008
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED    INCREASE(DECREASE)
--------------------------------------------------------------------------------
Class A               8,436,479    14,877,951   (50,172,254)     (26,857,824)
Class B               1,294,113     5,843,588   (19,845,371)     (12,707,670)
Class C                 184,586       447,641    (1,190,242)        (558,015)
Class I                 432,015       627,393    (1,866,232)        (806,824)
Class R2                 43,705         6,871        (2,047)          48,529
Class R3                    498            --            --              498
Class R4                 12,765         9,713       (23,525)          (1,047)
Class R5              2,175,913       329,056      (597,912)       1,907,057
--------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


related obligation to return the collateral upon the return of the securities loaned. At May 31, 2009, securities valued at $70,668,351 were on loan, secured by cash collateral of $71,697,350 invested in short-term securities or in cash equivalents.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $157,673 earned from securities lending from Dec. 1, 2008 through May 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $5,835 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $117,193 earned from securities lending from June 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $207,785,276 and $262,005,958, respectively, for the year ended May 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2009, can be found in the Portfolio of Investments.


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54  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER AND POST OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $20,926,946 at May 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At May 31, 2009, the Fund had a post-October loss of $72,959,762 that is treated for income tax purposes as occurring on June 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at

--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SMALL CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Small Cap Value Fund (the
Fund), formerly RiverSource Small Cap Value Fund, (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners Small Cap Value Fund of the RiverSource Managers Series, Inc. at May 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2009


--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 149 funds, which includes 105 RiverSource funds and 44 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 48                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds"). In addition, under the subadvisory agreements (the "Subadvisory Agreements") between RiverSource Investments and each subadviser (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of each of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making these determinations. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered

--------------------------------------------------------------------------------
66  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved. Additionally, the Board reviewed the performance of each of the Subadvisers and RiverSource Investments' processes for monitoring the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  67

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was somewhat higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to the Fund and the other Funds. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements for an additional annual period.


--------------------------------------------------------------------------------
68  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  69

RIVERSOURCE PARTNERS SMALL CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6239 M (7/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Managers Series, Inc. were as follows:

                         2009 - $100,115   2008 - $93,250

(b) Audit - Related Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Managers Series, Inc. were as follows:

                         2009 - $4,375     2008 - $3,975

(c) Tax Fees. The fees for the year ended May 31, to Ernst & Young LLP for tax compliance related services for RiverSource Managers Series, Inc. were as follows:

                         2009 - $15,582    2008 - $14,700

(d) All Other Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Managers Series, Inc. were as follows:

                         2009 - $0         2008 - $0

         (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2009 - $595,963   2008 - $630,475

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Managers Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and
   Principal Executive Officer

Date August 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and
   Principal Executive Officer

Date August 4, 2009


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and
   Principal Financial Officer

Date August 4, 2009